Smead International Value Fund
Investor Class Shares (SVXLX)
Class A Shares (SVXAX)
Class C Shares (SVXCX)
Class I1 Shares (SVXFX)
Class I2 Shares (SVXIX)
Class Y Shares (SVXYX)
Smead Value Fund
Investor Class Shares (SMVLX)
Class A Shares (SVFAX)
Class C Shares (SVFCX)
Class I1 Shares (SVFFX)
Class R1 Shares (SVFDX)
Class R2 Shares (SVFKX)
Class Y Shares (SVFYX)
Prospectus
March 30, 2024
as amended and restated December 27, 2024
The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Smead Funds Trust (the “Trust”)
Smead International Value Fund and
Smead Value Fund
each, a series of the Trust

Fund Summary – Smead International Value Fund

Investment Objective. The investment objective of the Smead International Value Fund (the “Fund”) is long-term capital appreciation.
Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts and waivers is available from your financial professional and under “Shareholder Information – Class A Sales Charge Reductions and Waivers” beginning on page 29 of the Smead Funds’ Statutory Prospectus, under “Exhibit A – Sales Charge Waivers” beginning on page 56 of the Smead Funds’ Statutory Prospectus, and under “Additional Purchase and Redemption Information – Sales Charges on Class A Shares” beginning on page 38 of the Smead Funds’ Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Investor Class shares	Class A shares	Class C shares	Class I1 shares	Class I2 shares	Class Y shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)(1)	None	1.00%	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class shares	Class A shares	Class C shares	Class I1 shares	Class I2 shares	Class Y shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Rule 12b‑1 Fees	0.25%	0.25%	0.75%	None	None	None
Shareholder Servicing Fee	None	0.17%	0.25%	0.15%	0.10%	None
Other Expenses	0.50%	0.54%	0.60%	0.54%	0.50%	0.56%

Total Annual Fund Operating Expenses(2)	1.50%	1.71%	2.35%	1.44%	1.35%	1.31%

Less: Fee Waiver/Expense Reimbursement(3)	(0.25)%	(0.29)%	(0.35)%	(0.29)%	(0.25)%	(0.31)%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	1.25%	1.42%	2.00%	1.15%	1.10%	1.00%

(1)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to Class A purchases of $1,000,000 or more that are redeemed within 18 months of purchase. A CDSC of 1.00% also applies on redemptions of Class C shares within 12 months of purchase.

(2)
Total Annual Fund Operating Expenses (before fee waivers/expense reimbursements) may not correlate to the ratio of expenses to average net assets (before waivers and recoupment of expenses) as reported in the “Financial Highlights” section of this Prospectus because the financial highlights reflect actual shareholder servicing fees incurred by the Fund for each share class and this fee table reflects the shareholder servicing fee currently authorized by the Fund for each share class.

(3)
Smead Capital Management, Inc. (the “Adviser”) has agreed to waive its fees and/or reimburse expenses of the Fund to ensure that Total Annual Operating Expenses (excluding any taxes, expenses of leverage, interest, brokerage commissions, dividends and interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 1.25% for Investor Class shares, 1.42% for Class A shares, 2.00% for Class C shares, 1.15% for Class I1 shares, 1.10% for Class I2 shares and 1.00% for Class Y shares through March 31, 2025. The Adviser is permitted to recoup management fee waivers and/or expense payments made in the three calendar years from the date fees were waived or expenses were reimbursed. The Fund may make such repayments to the Adviser if such repayment does not cause the Fund’s total expense ratio (taking into account the recoupment) to exceed the expense cap at the time such amounts were waived or the Fund’s then current expense cap. Any such recoupment will be reviewed by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment of management fees and/or expenses. This operating expense limitation agreement will terminate on March 31, 2025, and may only be terminated earlier than such date by, or with the consent of, the Board of Trustees.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same and the Fund’s expense limitation agreement remains in force through March 31, 2025. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class shares
(if you redeem your shares)	$127	$450	$795	$1,769
(if you did not redeem your shares)	$127	$450	$795	$1,769
Class A shares
(if you redeem your shares)	$711	$1,056	$1,424	$2,456
(if you did not redeem your shares)	$711	$1,056	$1,424	$2,456
Class C shares
(if you redeem your shares)	$203	$700	$1,224	$2,659
(if you did not redeem your shares)	$203	$700	$1,224	$2,659
Class I1 shares
(if you redeem your shares)	$117	$427	$759	$1,699
(if you did not redeem your shares)	$117	$427	$759	$1,699
Class I2 shares
(if you redeem your shares)	$112	$403	$715	$1,602
(if you did not redeem your shares)	$112	$403	$715	$1,602
Class Y shares
(if you redeem your shares)	$102	$385	$688	$1,552
(if you did not redeem your shares)	$102	$385	$688	$1,552
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.26% of the average value of its portfolio.
Principal Investment Strategies. Under normal market circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in the stock of non‑U.S. companies. To achieve its investment objective, the Fund will maintain approximately 25‑30 companies in its portfolio and will invest in the common stocks of primarily large capitalization (“large‑cap”) non‑U.S. companies, in developed countries. The Fund considers large‑cap companies to be those publicly traded companies with capitalizations exceeding $5 billion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the Fund purchases the company’s securities. For purposes of the Fund’s investments, “non‑U.S. companies” means those securities issued by companies whose primary listing is on a non‑U.S. exchange or companies that are U.S.-listed and derive a majority of their revenue from products, investment or services outside the U.S. The Fund may also invest in convertible securities, consisting primarily of warrants that are convertible into or exchangeable for equity securities. A warrant gives the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.
The Fund may invest significantly (more than 10% of its net asset value) in Canada, Germany, Italy and the United Kingdom.
The Fund may also invest in mid‑cap and small‑cap companies. The Fund considers mid‑cap companies to be those publicly traded companies with capitalizations from $3 billion to $5 billion. The Fund considers small‑cap companies to be those publicly traded companies with capitalizations from $1 billion to $3 billion.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary (goods and services considered non‑essential by consumers), financials (financial services provided to retail and commercial customers), media (music production and telecom services), materials (mining and metals, chemicals and forest products), energy (services related to the production and supply of energy) and real estate (services related to real estate development and leasing).

The Adviser selects the Fund’s investments by screening non‑U.S. companies using the following eight criteria:
Required over entire holding period:

•	products or services that meet a clear economic need;

•	strong competitive advantage (barriers to entry);

•	long history of profitability and strong metrics;

•	generates high levels of cash flow;

•	available at a low price in relation to intrinsic value (the perception of value based on all factors of business, tangible and intangible);
Favored, but not required:

•	management’s history of shareholder friendliness (dividends, buybacks, earnings quality, reporting transparency, executive compensation and acquisition history);

•	strong balance sheet; and

•	strong management (directors and officers) ownership (preferably with recent purchases).
The Fund’s portfolio is built around high-quality companies whose businesses have strong competitive advantages that the Adviser believes can be sustained for the long term. When a security is purchased, the Adviser frequently monitors the security for large price declines in an effort to protect from single stock risk on new investments. The Fund aims to be a low‑turnover fund, and the expected holding period of a newly purchased security is a minimum of three to five years.
The Fund is classified as a non‑diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.
Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

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Foreign Securities Risk. Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and securities market regulation, and the imposition of foreign withholding taxes.

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Currency Risk. The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates. The Fund may also incur costs in connection with conversions between various currencies.

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Foreign Tax Risk. Investing in foreign countries present risks that the Fund or its investments may be subject to taxes that may adversely affect the Fund’s investment performance. Such taxes may be imposed suddenly or in an unpredictable manner, or pursuant to new interpretations. Dividends payable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the Fund’s income.

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Geographic Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

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Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, one or more countries may abandon the euro and/or withdraw from the EU creating continuing uncertainty in the currency and financial markets generally. The UK withdrew from the EU on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Although the UK and EU have made a trade deal that was entered into force on May 1, 2021, certain post‑EU arrangements remain unresolved and subject to further negotiation and agreement. There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

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Canadian Risk. Investments in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent upon trading with its key partners, including the United States. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests. Past demands for sovereignty by the province of Quebec have significantly affected equity valuations and foreign currency movements in the Canadian market.

•	Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

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Non‑Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

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Value Style Risk. Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

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Convertible Securities Risk. The risks associated with an investment in warrants, which are a form of convertible security, include the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised.

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Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. If the Fund invests in only a few sectors, it will have more exposure to the price movements of those sectors.

Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Media Sector Risk. The media sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless telecommunication services industry can be significantly affected by failures to obtain, or delays in obtaining, financing or regulatory approval, intense competitions, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. The media and entertainment industry can be significantly affected by technological advances and government regulation.
Materials Sector Risk. The materials sector is subject to changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Metals and mining companies could be affected by supply and demand, operational costs, and liabilities for environmental damage.

Energy Sector Risk. The energy sector is subject to swift fluctuations in the price and supply of energy fuels caused by events relating to international politics, energy conservation initiatives, the success of exploration projects, the supply of, and demand for, specific energy-related products or services, and tax and other governmental regulatory policies.
Real Estate Sector Risk. The real estate sector is subject to rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean‑up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

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General Market Risk; Recent Market Events. The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline. If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, wars between Russia and Ukraine and in the Middle East and the impact of the coronavirus (COVID‑19) global pandemic. While U.S. and global economies are recovering from the effects of COVID‑19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict and the Israel-Hamas conflict, trade tensions and the possibility of a national or global recession have also contributed to market volatility. Under these circumstances, the Fund may experience high levels of shareholder redemptions and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

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Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If the Fund holds common stocks of any given issuer, it would generally be exposed to greater risk than if it held preferred stocks and debt obligations of the issuer because common shareholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred shareholders, bondholders and other creditors of such issuers. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Non‑U.S. equity markets tend to reflect local economic and financial conditions, and therefore, trends often vary from country to country and region to region.

•	Company Risk. The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

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Large-Capitalization Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large‑cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

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Mid‑Capitalization and Small-Capitalization Companies Risk. Small-capitalization and medium-capitalization companies are often more volatile and less liquid than larger companies. Securities of these companies may be subject to greater and more abrupt price fluctuations and may be more susceptible to market pressures and business failures. Stocks of small- and medium‑sized companies may underperform the stocks of larger companies as an asset class.

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Correlation Risk. U.S. and non‑U.S. markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. Thus, investing in both U.S.-listed securities (albeit for companies that derive a majority of their revenue from products, investment or services outside the U.S.) and non‑U.S. listed securities may lower the portfolio volatility of the Fund. Sometimes, however, global events will cause the U.S. and non‑U.S. markets to move in the same direction, reducing or eliminating the benefit of such diversification.

•	New Fund Risk. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size.

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Volatility Risk. The value of the Fund’s assets may fluctuate significantly over a short period of time. Accordingly, investors should understand that the results of a particular period will not necessarily be indicative of results in future periods. Changes in the degree of volatility of the market from the Adviser’s expectations may produce material losses to the Fund.

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Trading Suspensions Risk. The United States, other governments, and U.S. and non‑U.S. securities exchanges retain the right to suspend or limit trading in securities. Such a suspension might render it impossible for the Adviser to liquidate certain positions promptly and, accordingly, could expose the Fund to losses.

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Access to Information Risk. The Adviser, particularly in the context of international stocks, is not in a position to confirm the completeness, genuineness or accuracy of the information and data it considers in making investment decisions, and in some cases, complete and accurate information is not available because certain information may be considered proprietary or otherwise confidential. These difficulties make it more difficult for investments to be evaluated and for the value of securities to be accurately determined.

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Cybersecurity Risk. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund and its service providers can be potentially breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

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Tax Risk. The Fund is the successor to the portfolio of the Smead International Value Fund LP, a Delaware Limited Partnership (the “International Value Predecessor Fund”), and the Fund has taken the position that it has succeeded to the tax basis of the assets acquired from the International Value Predecessor Fund. Accordingly, shareholders should be aware that as the Fund sells portfolio securities that were acquired from the International Value Predecessor Fund, any unrealized gain inherent in such securities at the time the Fund acquired such securities, along with any appreciation that occurred while the Fund held such securities, may be recognized by the Fund, and any such recognized gain will be distributed to Fund shareholders and will be taxable to them for federal income tax purposes. As a result, a shareholder of the Fund may be taxed on appreciation that occurred before the shareholder purchased shares of such Fund, including appreciation that occurred prior to such Fund’s acquisition of portfolio securities from the International Value Predecessor Fund.

Performance. The Fund commenced operations as a mutual fund on January 12, 2022. The Fund succeeded to substantially all of the assets and liabilities of the International Value Predecessor Fund, in exchange solely for Class I1 shares of the Fund, on January 11, 2022 (the “Reorganization”). Smead Private Fund Advisers, LLC, an affiliate of the Adviser, was the General Partner for the International Value Predecessor Fund since its inception on January 12, 2015. The International Value Predecessor Fund was managed by the same individuals who currently serve as the Fund’s portfolio managers. The Fund’s investment objectives, policies, guidelines and restrictions are materially equivalent to those of the International Value Predecessor Fund. Prior to the Reorganization, the International Value Predecessor Fund was an unregistered entity that did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions. As a result, the International Value Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 (the “1940 Act”) or Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which if applicable, might have adversely affected the performance of the International Value Predecessor Fund. The International Value Predecessor Fund used a unitized net asset value (NAV) method to compute the performance on a net return-basis which is different from the Securities and Exchange Commission (the “SEC”) standard formula for calculating performance. For periods prior to date of the Reorganization, the performance of each share class presented below represents the performance of the International Value Predecessor Fund as a whole, restated to account for sales charges, distribution (12b‑1) fees) and/or shareholder servicing fees applicable to each share class (if any). For periods on and after the date of the Reorganization, the performance of each share class represents the actual performance of each such share class of the Fund. Please note that the bar charts and the best and worst performance quarters shown below do not reflect sales charges applicable to certain classes of Fund shares. Returns of different Fund share classes will differ depending on the sales charges, distribution (12b‑1) fees) and/or shareholder servicing fees applicable to each class (if any). Fees and expenses of Class I1 shares are lower than those of Investor Class shares, Class A shares and Class C shares. As a result, the performance for the Investor Class shares, Class A shares and Class C shares would be lower than the performance shown for Class I1 shares. For the remaining two share classes – Class 12 and Class Y – because the fees and expenses for these share classes are lower than those of the Class I1 shares, the performance for the Class 12 and Class Y shares would be higher than the performance shown for Class I1.
The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compare with those of a broad measure of market performance and the returns of an additional index of securities with characteristics similar to those that the Fund typically holds. Remember, past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at https://smeadcap.com/smead-international-value-fund/ or by calling the Fund toll-free at 877‑807‑4122.

Class I1 Shares
Calendar Year Returns as of December 31, 2023

The calendar year‑to‑date return for the Class I1 shares of the Fund as of December 31, 2023 was 15.32%. During the period shown in the bar chart, the best performance for a quarter was 35.40% (for the quarter ended December 31, 2020) and the worst performance was –38.99% (for the quarter ended March 31, 2020).
Average Annual Total Returns
(Periods Ended December 31, 2023)

	One Year	Five Years	Since Inception(1)
Class I1 Shares
Return Before Taxes	15.32%	17.12%	9.27%
Return After Taxes on Distributions(2)	14.96%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares(2)	9.71%	N/A	N/A
Investor Class Shares
Return Before Taxes	15.23%	16.99%	9.13%
Class A Shares
Return Before Taxes	8.41%	15.43%	8.25%
Class C Shares
Return Before Taxes	14.36%	16.14%	8.34%
Class I2 Shares
Return Before Taxes(3)	15.42%	17.16%	9.30%
Class Y Shares
Return Before Taxes	15.49%	17.28%	9.41%
MSCI EAFE (Net) Index (reflects no deduction for fees, expenses or taxes)	18.24%	8.16%	5.64%
MSCI ACWI ex‑USA (Net) Index (reflects no deduction for fees, expenses or taxes)	15.62%	7.08%	4.98%

(1)	The since inception date is that of the International Value Predecessor Fund, which commenced operations on January 12, 2015.
(2)
Prior to the Reorganization, the International Value Predecessor Fund was an unregistered entity that did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions. As a result of the different tax treatment, the International Value Predecessor Fund is unable to show after‑tax returns for periods prior to the Reorganization.

(3)
As of the date of this Prospectus, the Class I2 shares have not commenced operation. The performance shown for this share class has been created using the performance of Investor Class shares, adjusted to reflect Class I2 expenses.

After‑tax returns are shown for Class I1 shares only for periods after the Reorganization, and will vary for the other shares classes. After‑tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and after‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred or other tax‑advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRA”).

In certain instances, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures because the sale of Fund shares gives rise to an assumed tax benefit that increases the after‑tax return.
Management
Investment Adviser. Smead Capital Management, Inc. is the Fund’s investment adviser.
Portfolio Managers. Cole W. Smead, CFA®, Chief Executive Officer and President of the Adviser, is the lead portfolio manager of the Fund since its inception on January 12, 2022. William W. Smead, Chief Investment Officer of the Adviser, is the co‑portfolio manager of the Fund since its inception on January 12, 2022.
Purchase and Sale of Fund Shares. You may purchase or redeem shares on any business day by mail (Smead Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175 (for regular mail) or Smead Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212 (for overnight or express mail)), or by telephone at 877‑807‑4122 or by wire. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. Minimum initial and subsequent investment amounts are shown below.

Minimum Initial Investment
Investor Class shares	$3,000	*
Class A shares	$3,000
Class C shares	$25,000
Class I1 shares	$1,000,000	*
Class I2 shares	$1,000,000	*
Class Y shares	$10,000,000	*

Subsequent Investments
Investor Class shares	$100
Class A shares	$100
Class C shares	$100
Class I1 shares	$100
Class I2 shares	$100
Class Y shares	$100

*	Different minimums apply to shareholders who purchase these share classes directly from the Fund’s transfer agent (i.e., non‑National Securities Clearing Corporation (NSCC) purchases).
Tax Information. The Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax‑deferred or other tax‑advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax‑deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Fund Summary – Smead Value Fund

Investment Objective. The investment objective of the Smead Value Fund (the “Fund”) is long-term capital appreciation.
Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts and waivers is available from your financial professional and under “Shareholder Information – Class A Sales Charge Reductions and Waivers” beginning on page 29 of the Smead Funds’ Statutory Prospectus, under “Exhibit A – Sales Charge Waivers” beginning on page 56 of the Smead Funds’ Statutory Prospectus, and under “Additional Purchase and Redemption Information – Sales Charges on Class A Shares” beginning on page of the Smead Funds’ Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Investor Class shares	Class A shares	Class C shares	Class I1 shares	Class R1 shares	Class R2 shares	Class Y shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)(1)	None	1.00%	1.00%	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class shares	Class A shares	Class C shares	Class I1 shares	Class R1 shares	Class R2 shares	Class Y shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Rule 12b‑1 Fees	0.25%	0.25%	0.75%	None	0.50%	0.50%	None
Shareholder Servicing Fee	0.17%	0.17%	0.25%	0.15%	0.25%	0.10%	None
Other Expenses	0.05%	0.06%	0.06%	0.05%	0.06%	0.06%	0.06%

Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses(3)	1.23%	1.24%	1.82%	0.96%	1.57%	1.42%	0.82%

(1)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to Class A purchases of $1,000,000 or more that are redeemed within 18 months of purchase. A CDSC of 1.00% also applies on redemptions of Class C shares within 12 months of purchase.

(2)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more underlying investment companies.
(3)
Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of this Prospectus because (i) the financial highlights reflect actual shareholder servicing fees incurred by the Fund for each share class and this fee table reflects the shareholder servicing fee currently authorized by the Fund for each share class, and (ii) the financial highlights do not include Acquired Fund Fees and Expenses.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same and the Fund’s expense limitation agreement remains in force through March 31, 2025. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class shares
(if you redeem your shares)	$125	$390	$676	$1,489
(if you did not redeem your shares)	$125	$390	$676	$1,489
Class A shares
(if you redeem your shares)	$694	$946	$1,217	$1,989
(if you did not redeem your shares)	$694	$946	$1,217	$1,989
Class C shares
(if you redeem your shares)	$185	$573	$985	$2,137
(if you did not redeem your shares)	$185	$573	$985	$2,137

	One Year	Three Years	Five Years	Ten Years
Class I1 shares
(if you redeem your shares)	$98	$306	$531	$1,178
(if you did not redeem your shares)	$98	$306	$531	$1,178
Class R1 shares
(if you redeem your shares)	$160	$496	$855	$1,867
(if you did not redeem your shares)	$160	$496	$855	$1,867
Class R2 shares
(if you redeem your shares)	$145	$449	$776	$1,702
(if you did not redeem your shares)	$145	$449	$776	$1,702
Class Y shares
(if you redeem your shares)	$84	$262	$455	$1,014
(if you did not redeem your shares)	$84	$262	$455	$1,014
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.60% of the average value of its portfolio.
Principal Investment Strategies. To achieve its investment objective, the Fund will maintain approximately 25‑30 companies in its portfolio and will invest in the common stocks of large capitalization (“large‑cap”) U.S. companies. The Fund considers large‑cap companies to be those publicly traded U.S. companies with capitalizations exceeding $5 billion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the Fund purchases the company’s securities.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary (goods and services considered non‑essential by consumers), energy (services related to the production and supply of energy), financials (financial services provided to retail and commercial customers), health care (medical services, goods and equipment), real estate (services related to real estate development and operation) and telecommunication services (telecom services, goods and equipment).
The Adviser selects the Fund’s investments by screening large‑cap U.S. companies using the following eight criteria:
Required over entire holding period:

•	products or services that meet a clear economic need;

•	strong competitive advantage (barriers to entry);

•	long history of profitability and strong metrics;

•	generates high levels of cash flow;

•	available at a low price in relation to intrinsic value (the perception of value based on all factors of business, tangible and intangible);
Favored, but not required:

•	management’s history of shareholder friendliness (dividends, buybacks, earnings quality, reporting transparency, executive compensation and acquisition history);

•	strong balance sheet; and

•	strong management (directors and officers) ownership (preferably with recent purchases).

The Fund’s portfolio is built around high quality companies whose businesses have strong competitive advantages that the Adviser believes can be sustained for the long term. When a security is purchased, the Adviser frequently monitors the security for large price declines in an effort to protect from single stock risk on new investments. The Fund aims to be a low‑turnover fund, and the expected holding period of a newly purchased security is a minimum of three to five years.
The Fund is classified as a non‑diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.
Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•	Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•
Non‑Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

•
General Market Risk; Recent Market Events. The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline. If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, wars between Russia and Ukraine and in the Middle East and the impact of the coronavirus (COVID‑19) global pandemic. While U.S. and global economies are recovering from the effects of COVID‑19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict and the Israel-Hamas conflict, trade tensions and the possibility of a national or global recession have also contributed to market volatility. Under these circumstances, the Fund may experience high levels of shareholder redemptions and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

•
Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If the Fund holds common stocks of any given issuer, it would generally be exposed to greater risk than if it held preferred stocks and debt obligations of the issuer because common shareholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred shareholders, bondholders and other creditors of such issuers. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline.

•
Large-Capitalization Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large‑cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

•	Company Risk. The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

•
Value Style Risk. Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

•
Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. If the Fund invests in only a few sectors, it will have more exposure to the price movements of those sectors.

Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Energy Sector Risk. The energy sector is subject to swift fluctuations in the price and supply of energy fuels caused by events relating to international politics, energy conservation initiatives, the success of exploration projects, the supply of, and demand for, specific energy-related products or services, and tax and other governmental regulatory policies.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Real Estate Sector Risk. The real estate sector is subject to rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean‑up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless telecommunication services industry can be significantly affected by failures to obtain, or delays in obtaining, financing or regulatory approval, intense competitions, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. The media and entertainment industry can be significantly affected by technological advances and government regulation.

•
Volatility Risk. The value of the Fund’s assets may fluctuate significantly over a short period of time. Accordingly, investors should understand that the results of a particular period will not necessarily be indicative of results in future periods. Changes in the degree of volatility of the market from the Adviser’s expectations may produce material losses to the Fund.

•
Cybersecurity Risk. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund and its service providers can be potentially breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Performance. The Fund previously operated as a series of Trust for Professional Managers (the “Value Predecessor Fund”). Before the Fund commenced operations, all of the assets and liabilities of the Value Predecessor Fund were transferred to the Fund in a reorganization (the “Reorganization”), effective as of November 21, 2014. Accordingly, the performance shown in the bar chart and the performance tables for the periods prior to November 21, 2014 represent the performance of the Value Predecessor Fund. The Fund assumed the performance and accounting history of the Value Predecessor Fund prior to the date of the Reorganization.
The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and since inception periods compare with those of a broad measure of market performance and the returns of an additional index of securities with characteristics similar to those that the Fund typically holds. Remember, past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at https://smeadcap.com/smead-value-fund/ or by calling the Fund toll-free at 877‑807‑4122.
The annual returns shown in the bar chart are for Investor Class shares. The other classes of shares, net of any applicable sales charges, would have substantially similar annual returns to those of Investor Class shares because all of the classes of shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different sales charges, distribution fees and/or service fees and expenses.

Investor Class Shares
Calendar Year Returns as of December 31

The calendar year‑to‑date return for the Investor Class shares of the Fund as of December 31, 2023 was 16.81%. During the period shown in the bar chart, the best performance for a quarter was 21.86% (for the quarter ended June 30, 2020) and the worst performance was –32.02% (for the quarter ended March 31, 2020).

Average Annual Total Returns (Periods Ended December 31, 2023)
	One Year	Five Years	Ten Years	Since Inception
Investor Class Shares
Return Before Taxes	16.81%	15.75%	11.49%	10.04%
Return After Taxes on Distributions	16.44%	15.09%	10.58%	9.38%
Return After Taxes on Distributions and Sale of Fund Shares	10.21%	12.61%	9.23%	8.34%
Class A Shares
Return Before Taxes	10.12%	14.39%	10.84%	9.53%
Class C Shares
Return Before Taxes	16.09%	15.34%	11.29%	9.91%
Class I1 Shares
Return Before Taxes	17.15%	16.06%	11.79%	10.29%
Class R1 Shares
Return Before Taxes	16.66%	15.47%	11.23%	9.77%
Class R2 Shares
Return Before Taxes	16.56%	15.53%	11.65%	10.03%
Class Y Shares
Return Before Taxes	17.25%	16.18%	11.91%	10.30%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%	9.92%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	11.46%	10.91%	8.40%	7.33%
Investor Class shares of the Fund commenced operations on January 2, 2008. Class I1 shares of the Fund commenced operations on December 18, 2009. Performance shown for Class I1 shares prior to its inception (Since Inception) reflects the performance of Investor Class shares, adjusted to reflect Class I1 expenses. Class A shares of the Fund commenced operations on January 27, 2014. Performance shown for Class A shares prior to its inception (Ten Years and Since Inception) reflects the performance of Investor Class shares, adjusted to reflect Class A expenses. Class C shares commenced operations on April 16, 2020. Performance shown for Class C shares prior to its inception (Five Years, Ten Years and Since Inception) reflects the performance of Investor Class shares, adjusted to reflect Class C expenses. Class R1 shares, Class R2 shares and Class Y shares each commenced operations on November 25, 2014. Performance shown for Class R1 shares, Class R2 shares and Class Y shares prior to inception of each such share class (Ten Years and Since Inception) reflects the performance of Investor Class shares, adjusted to reflect the expenses of Class R1 shares, Class R2 shares and Class Y shares, respectively.

After‑tax returns are shown for Investor Class shares only and will vary for the other shares classes. After‑tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and after‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred or other tax‑advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRA”).
In certain instances, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures because the sale of Fund shares gives rise to an assumed tax benefit that increases the after‑tax return.
Management
Investment Adviser. Smead Capital Management, Inc. is the Fund’s investment adviser.
Portfolio Managers. William W. Smead, Chief Investment Officer of the Adviser, is the lead portfolio manager of the Fund and has managed or co‑managed the Fund since it commenced operations in January 2008. Cole W. Smead, CFA®, Chief Executive Officer and President of the Adviser, has co‑managed the Fund since August 2014.
Purchase and Sale of Fund Shares. You may purchase or redeem shares by mail (Smead Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175 (for regular mail) or Smead Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212 (for overnight or express mail)), or by telephone at 877‑807‑4122 or by wire. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. Minimum initial and subsequent investment amounts are shown below.

Minimum Initial Investment
Investor Class shares	$3,000	*
Class A shares	$3,000
Class C shares	$25,000
Class I1 shares	$1,000,000	*
Class R1 shares	$25,000
Class R2 shares	$25,000
Class Y shares	$10,000,000	*

Subsequent Investments
Investor Class shares	$100
Class A shares	$100
Class C shares	$100
Class I1 shares	$100
Class R1 shares	$100
Class R2 shares	$100
Class Y shares	$100

*	Different minimums apply to shareholders who purchase these share classes directly from the Fund’s transfer agent (i.e., non‑National Securities Clearing Corporation (NSCC) purchases).
Tax Information. The Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax‑deferred or other tax‑advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax‑deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective for the Funds
Each Fund’s investment objective is long-term capital appreciation.
Principal Investment Strategies – International Value Fund
Principal Investment Strategies. Under normal market circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in the stock of non‑U.S. companies. To achieve its investment objective, the Fund will maintain approximately 25‑30 companies in its portfolio and will invest in common stocks of primarily large capitalization (“large‑cap”) non‑U.S. companies, in developed countries. The Fund considers large‑cap companies to be those publicly traded U.S. companies with capitalizations exceeding $5 billion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the Fund purchases the company’s securities. For purposes of the Fund’s investments, “non‑U.S. companies” means those securities issued by companies whose primary listing is on a non‑U.S. exchange or companies that are U.S.-listed and derive a majority of their revenue from products, investment or services outside the U.S. The Fund may also invest in convertible securities, consisting primarily of warrants that are convertible into or exchangeable for equity securities. A warrant gives the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.
The Fund may invest significantly (more than 10% of its net asset value) in Canada, Germany, Italy and the United Kingdom.
The Fund may also invest in mid‑cap and small‑cap companies.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, financials, media, materials, energy and real estate. The consumer discretionary sector consists of goods and services that are considered non‑essential by consumers, but desirable if their available income is sufficient to purchase them, such as consumer durables, hotels, restaurants, media, retailing and automobiles. The financials sector consists of firms, such as banks, investment funds, insurance companies and real estate, that provide financial services to commercial and retail customers. The media sector consists of companies that transmit data in words, voice, audio, or video across the globe, including telecom equipment, telecom services and wireless communication as well as the production of television, movies and music. The materials sector consists of companies that manufacture metals, forest products and construction materials. The energy sector consists of companies involved in the production and sale of energy including companies involved in the exploration and development of oil or gas reserves, oil and gas drilling, and refining. The real estate sector consists of companies engaged in real estate development and operation, such as real estate agents, brokers, lessors and appraisers and equity real estate investment trusts that invest primarily in commercial properties (e.g., office buildings, retail centers, apartment buildings).
The Adviser selects the Fund’s investments by screening non‑U.S. companies using the following eight criteria:
Required over entire holding period:

•	products or services that meet a clear economic need;

•	strong competitive advantage (barriers to entry);

•	long history of profitability and strong metrics;

•	generates high levels of cash flow;

•	available at a low price in relation to intrinsic value (the perception of value based on all factors of business, tangible and intangible);
Favored, but not required:

•	management’s history of shareholder friendliness (dividends, buybacks, earnings quality, reporting transparency, executive compensation and acquisition history);

•	strong balance sheet; and

•	strong management (directors and officers) ownership (preferably with recent purchases).

Taking into consideration the eight criteria above, the Adviser intends to buy high quality companies. The Adviser defines high quality companies as having a strong balance sheet, high and consistent free cash flow and strong operating metrics. Because the Adviser purchases securities for their long-term prospects, the Adviser generally avoids companies that are cyclical or highly capital intensive in nature.
The Adviser’s sell discipline is time-oriented wherein the Adviser will give companies three to five years to demonstrate the fundamentals discussed above. The Adviser will sell a company if there is a large decline in price or a deterioration in the fundamentals of the underlying company.
The Fund aims to be a low‑turnover fund, and the expected holding period of a newly purchased security is a minimum of three to five years.
The Fund is classified as a non‑diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.
Temporary Strategies; Cash or Similar Investments. For temporary defensive purposes, the Adviser may from time to time invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments in order to meet redemption requests or as a defensive measure in response to adverse market, economic, political or other conditions. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may be inconsistent with the Fund’s principal investment strategies or may result in the Fund not achieving its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.
Change in Investment Objective and Strategies. The investment objective, strategies and policies described above may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.
Principal Investment Strategies – Value Fund
Principal Investment Strategies. To achieve its investment objective, the Fund will maintain approximately 25‑30 companies in its portfolio and will invest in common stocks of large‑cap U.S. companies. The Fund considers large‑cap companies to be those publicly traded U.S. companies with capitalizations exceeding $5 billion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the Fund purchases the company’s securities.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, energy, financials, health care, real estate and telecommunication services. The consumer discretionary sector consists of goods and services that are considered non‑essential by consumers, but desirable if their available income is sufficient to purchase them, such as consumer durables, hotels, restaurants, media, retailing and automobiles. The energy sector consists of companies involved in the production and sale of energy including companies involved in the exploration and development of oil or gas reserves, oil and gas drilling, and refining. The financials sector consists of firms, such as banks, investment funds, insurance companies and real estate, that provide financial services to commercial and retail customers. The health care sector consists of companies that provide medical services, manufacture medical equipment or drugs, provide medical insurance or otherwise facilitate the provision of health care to patients. The real estate sector consists of companies engaged in real estate development and operation, such as real estate agents, brokers and appraisers and equity real estate investment trusts that invest primarily in commercial properties (e.g., office buildings, retail centers, apartment buildings). The telecommunication services sector consists of companies that transmit data in words, voice, audio, or video across the globe, including telecom equipment, telecom services and wireless communication.
The Adviser selects the Fund’s investments by screening large‑cap U.S. companies using the following eight criteria:
Required over entire holding period:

•	products or services that meet a clear economic need;

•	strong competitive advantage (barriers to entry);

•	long history of profitability and strong metrics;

•	generates high levels of cash flow;

•	available at a low price in relation to intrinsic value (the perception of value based on all factors of business, tangible and intangible);
Favored, but not required:

•	management’s history of shareholder friendliness (dividends, buybacks, earnings quality, reporting transparency, executive compensation and acquisition history);

•	strong balance sheet; and

•	strong management (directors and officers) ownership (preferably with recent purchases).
Taking into consideration the eight criteria above, the Adviser intends to buy high quality companies. The Adviser defines high quality companies as having a strong balance sheet, high and consistent free cash flow and strong operating metrics. Because the Adviser purchases securities for their long-term prospects, the Adviser generally avoids companies that are cyclical or highly capital intensive in nature.
The Adviser’s sell discipline is time-oriented wherein the Adviser will give companies three to five years to demonstrate the fundamentals discussed above. The Adviser will sell a company if there is a large decline in price or a deterioration in the fundamentals of the underlying company. The Fund aims to be a low‑turnover fund, and the expected holding period of a newly purchased security is a minimum of three to five years.
The Fund is classified as a non‑diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.
Temporary Strategies; Cash or Similar Investments. For temporary defensive purposes, the Adviser may from time to time invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments in order to meet redemption requests or as a defensive measure in response to adverse market, economic, political or other conditions. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may be inconsistent with the Fund’s principal investment strategies or may result in the Fund not achieving its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.
Change in Investment Objective and Strategies. The investment objective, strategies and policies described above may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.
Principal Risks for the Funds
Before investing in a Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in a Fund. The principal risks of investing in a Fund are set forth below.
Principal Risks for International Value Fund only:
Foreign Securities Risk. Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, settlement delays and securities market regulation, and the imposition of foreign withholding taxes. Geopolitical events may cause market disruptions. For example, the UK withdrew from the EU on January 31, 2020, following a June 2016 referendum referred to as “Brexit.” Although the UK and EU have made a trade agreement that was entered into force on May 1, 2021, certain post‑EU arrangements were outside the scope of the negotiating mandate and remain unresolved and subject to further negotiation and agreement. There is significant market uncertainty regarding Brexit’s longer term ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may continue to be a source of instability and cause considerable disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

Currency Risk. The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates. The Fund may also incur costs in connection with conversions between various currencies.
Foreign Tax Risk. Investing in foreign countries present risks that the Fund or its investments may be subject to taxes that may adversely affect the Fund’s investment performance. Such taxes may be imposed suddenly or in an unpredictable manner, or pursuant to new interpretations. Dividends payable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the Fund’s income.
Mid‑Capitalization and Small-Capitalization Companies Risk. The Fund’s investments in mid‑capitalization companies, or in small-capitalization companies that the Adviser expects could become well-capitalized in the coming decades, involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for greater price volatility of these investments are the less certain growth prospects of mid‑sized or small firms and the lower degree of liquidity in the markets for such securities. Mid‑capitalization or small-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. In connection with the lack of market liquidity, the Fund may incur losses if required to effect sales at a disadvantageous time and only then at a substantial drop in price. Mid‑capitalization or small-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Mid‑capitalization or small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified and managerial personnel. Transaction costs for these investments are often higher than those of large capitalization companies. Investments in mid‑capitalization or small-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.
Correlation Risk. U.S. and non‑U.S. markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. Thus, investing in both U.S.-listed securities (albeit for companies that derive a majority of their revenue from products, investment or services outside the U.S.) and non‑U.S. listed securities may lower the portfolio volatility of the Fund. Sometimes, however, global events will cause the U.S. and non‑U.S. markets to move in the same direction, reducing or eliminating the benefit of such diversification.
New Fund Risk. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size.
Volatility Risk. The value of the Fund’s assets may fluctuate significantly over a short period of time. Accordingly, investors should understand that the results of a particular period will not necessarily be indicative of results in future periods. Changes in the degree of volatility of the market from the Adviser’s expectations may produce material losses to the Fund.
Trading Suspensions Risk. The United States, other governments, and U.S. and non‑U.S. securities exchanges retain the right to suspend or limit trading in securities. Such a suspension might render it impossible for the Adviser to liquidate certain positions promptly and, accordingly, could expose the Fund to losses.
Access to Information Risk. The Adviser, particularly in the context of international stocks, is not in a position to confirm the completeness, genuineness or accuracy of the information and data it considers in making investment decisions, and in some cases, complete and accurate information is not available because certain information may be considered proprietary or otherwise confidential. These difficulties make it more difficult for investments to be evaluated and for the value of securities to be accurately determined.

Tax Risk. The Fund is the successor to the portfolio of the International Value Predecessor Fund, and the Fund has taken the position that it has succeeded to the tax basis of the assets acquired from the International Value Predecessor Fund. Accordingly, shareholders should be aware that as the Fund sells portfolio securities that were acquired from the International Value Predecessor Fund, any unrealized gain inherent in such securities at the time the Fund acquired such securities, along with any appreciation that occurred while the Fund held such securities, may be recognized by the Fund, and any such recognized gain will be distributed to Fund shareholders and will be taxable to them for federal income tax purposes. As a result, a shareholder of the Fund may be taxed on appreciation that occurred before the shareholder purchased shares of such Fund, including appreciation that occurred prior to such Fund’s acquisition of portfolio securities from the International Value Predecessor Fund.
Principal Risks for the International Value Fund and Value Fund:
General Market Risk; Recent Market Events. The investments we make for clients are subject to market risk, which may cause the value of an investment to decline if the value of an individual company or multiple companies declines. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, wars between Russia and Ukraine and in the Middle East and the impact of the coronavirus (COVID‑19) global pandemic. While U.S. and global economies are recovering from the effects of COVID‑19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict and the Israel-Hamas conflict, trade tensions and the possibility of a national or global recession have also contributed to market volatility. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.
Large-Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large‑cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Market capitalizations of companies change over time. A Fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range for the Fund.
Non‑Diversification Risk. Each Fund is classified as “non‑diversified.” This means that a Fund may invest a greater percentage of its assets in the securities of fewer issuers than a “diversified” fund, and accordingly may be more vulnerable to changes in the value of those issuers’ securities. Because a Fund invests in the securities of a limited number of issuers it is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by a Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.
Management Risk. The ability of a Fund to meet its investment objective is directly related to the Adviser’s investment strategies for a Fund. The value of your investment in a Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.
Company Risk. The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.
Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If a Fund holds common stocks of any given issuer, it would generally be exposed to greater risk than if it held preferred stocks and debt obligations of the issuer because common shareholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred shareholders, bondholders and other creditors of such issuers. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Non‑U.S. equity markets tend to reflect local economic and financial conditions, and therefore, trends often vary from country to country and region to region.
Value Style Risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the Adviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. Each Fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the Adviser to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the Adviser investing in such securities, if other investors fail to recognize the company’s value or invest in markets favoring faster growing companies. Each Fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks.
Sector Weightings Risk. To the extent a Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If a Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Consumer Discretionary Sector Risk. (applicable to both Funds) Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Energy Sector Risk. (applicable to both Funds) The energy sector is subject to swift fluctuations in the price and supply of energy fuels caused by events relating to international politics, energy conservation initiatives, the success of exploration projects, the supply of, and demand for, specific energy-related products or services, and tax and other governmental regulatory policies.
Financials Sector Risk. (applicable to both Funds) The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Health Care Sector Risk. (applicable to Value Fund) Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Materials Sector Risk. (applicable to International Value Fund) The materials sector is subject to changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Metals and mining companies could be affected by supply and demand, operational costs, and liabilities for environmental damage.
Media Sector Risk. (applicable to International Value Fund) The media sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless telecommunication services industry can be significantly affected by failures to obtain, or delays in obtaining, financing or regulatory approval, intense competitions, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. The media and entertainment industry can be significantly affected by technological advances and government regulation.
Real Estate Sector Risk. (applicable to both Funds) The real estate sector is subject to rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean‑up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

Telecommunication Services Sector Risk. (applicable to Value Fund) The telecommunication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless telecommunication services industry can be significantly affected by failures to obtain, or delays in obtaining, financing or regulatory approval, intense competitions, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. The media and entertainment industry can be significantly affected by technological advances and government regulation.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, a Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting a Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
Portfolio Holdings Information
A description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”). Disclosure of a Fund’s holdings is required to be made semi-annually within 60 days of the end of each fiscal six‑month period in the annual and semi-annual reports to Fund shareholders. Each Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N‑PORT. The annual and semi-annual reports to Fund shareholders are available free of charge by contacting Smead Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, by calling 877‑807‑4122, or on the Funds’ website at https://smeadcap.com/smead-funds/. The Form N‑PORT is available on the SEC’s website at www.sec.gov.
Management of the Funds

The Adviser
Advisory Agreement. Each Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, Smead Capital Management, Inc., located at 2502 East Camelback Road, Suite 210, Phoenix, Arizona 85016, under which the Adviser manages the Funds’ investments subject to the supervision of the Board of Trustees. The Adviser has been providing investment advisory services to separate accounts and mutual funds since the firm was established in July of 2007. As of December 31, 2023, the Adviser managed approximately $6.1 billion in assets, including assets other than the Funds. Under the Advisory Agreement, each Fund compensates the Adviser for its investment advisory services at the annual rate of 0.75% of each Fund’s average daily net assets, payable on a monthly basis in arrears.
For the fiscal year ended November 30, 2023, the Adviser received $462,344, or 0.51% of the International Value Fund’s average daily net assets, in advisory fees, net of fee waivers/expense reimbursements. For the fiscal year ended November 30, 2023, the Adviser received $34,733,326, or 0.75% of the Value Fund’s average daily net assets, in advisory fees.
Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing each Fund in accordance with its investment objective and policies, making decisions with respect to all purchases and sales of a Fund’s portfolio securities. The Adviser also maintains related records for each Fund.
Fund Expenses. Each Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and each Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses to ensure that a Fund’s total annual fund operating expenses (excluding any taxes, expenses of leverage, interest, brokerage commissions, dividends and interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed a percentage of a Fund’s average net assets of the applicable share class as set forth below through March 31, 2025, subject thereafter to annual renewal of the agreement by the Board of Trustees.

Fund	Share Class	Operating Expense Limit
International Value Fund	Investor Class shares	1.25% of the average net assets
International Value Fund	Class A shares	1.42% of the average net assets
International Value Fund	Class C shares	2.00% of the average net assets
International Value Fund	Class I1 shares	1.15% of the average net assets
International Value Fund	Class I2 shares	1.10% of the average net assets
International Value Fund	Class Y shares	1.00% of the average net assets
Value Fund	Investor Class shares	1.26% of the average net assets
Value Fund	Class A shares	1.26% of the average net assets
Value Fund	Class C shares	1.84% of the average net assets
Value Fund	Class I1 shares	0.99% of the average net assets
Value Fund	Class R1 shares	1.59% of the average net assets
Value Fund	Class R2 shares	1.44% of the average net assets
Value Fund	Class Y shares	0.84% of the average net assets
The Adviser is permitted to recoup management fee waivers and/or expense payments made in the three calendar years from the date fees were waived or expenses were reimbursed. A Fund may make such repayments to the Adviser if such repayment does not cause such Fund’s total expense ratio (taking into account the recoupment) to exceed the expense cap at the time such amounts were waived or a Fund’s then current expense cap. Any such reimbursement will be reviewed by the Board of Trustees. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment of management fees and/or expenses. This operating expense limitation agreement will terminate on March 31, 2025 for each Fund, and may only be terminated earlier than such date by, or with the consent of, the Board of Trustees.
A discussion regarding the basis of the approval by the Board of Trustees of the Advisory Agreement is available in the Funds’ annual report to shareholders for the fiscal year ended November 30, 2023.
Portfolio Managers
William W. Smead has served as the lead Portfolio Manager for the Value Fund since its inception in January 2008 and is primarily responsible for the day‑to‑day management of the Value Fund’s portfolio. Mr. Smead has served as the Co‑Portfolio Manager for the International Value Fund since its inception on January 12, 2022 and is jointly responsible for the day‑to‑day management of the International Value Fund’s portfolio. Mr. Smead founded the Adviser in July 2007, and currently serves as Chairman and Chief Investment Officer of the firm. Prior to founding the Adviser, Mr. Smead served as Portfolio Manager and Director of Investments for Smead Investment Group of Wachovia Securities from September 2001 through June 2007. Prior to that, Mr. Smead served as a financial advisor and portfolio manager with Smith Barney from February 1993 to September 2001. Mr. Smead has over 40 years of experience in the investment industry.
Cole W. Smead, CFA®, has served as a Portfolio Manager for the Value Fund since August 2014 and is jointly responsible for the day‑to‑day management of the Value Fund’s portfolio. Mr. Smead has served as the lead Portfolio Manager for the International Value Fund since its inception on January 12, 2022 and is primarily responsible for the day‑to‑day management of the International Value Fund’s portfolio. Mr. Smead joined the Adviser at its inception in 2007 and currently serves as Chief Executive Officer and President of the firm. Mr. Smead received his B.A. in Economics/History from Whitman College in 2006. Prior to joining the Adviser, Mr. Smead was a Financial Advisor at Wachovia Securities in Scottsdale, Arizona. Mr. Smead has over 15 years of experience in the investment industry and holds the Chartered Financial Analyst® designation.
As lead portfolio manager of the Value Fund, Mr. William Smead has the ultimate decision-making authority with respect to the day‑to‑day management of the Value Fund’s portfolio. Mr. Cole Smead serves as the Value Fund’s co‑portfolio manager under the general supervision of Mr. William Smead.
As lead portfolio manager of the International Value Fund, Mr. Cole Smead has the ultimate decision-making authority with respect to the day‑to‑day management of the International Value Fund’s portfolio. Mr. William Smead serves as the International Value Fund’s co‑portfolio manager under the general supervision of Mr. Cole Smead.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of securities in the Funds.
CFA® is a registered trademark owned by the CFA Institute.
Shareholder Information

Choosing a Share Class
The Value Fund offers Investor Class, Class A, Class C, Class I1, Class R1, Class R2 and Class Y shares in this Prospectus. Class I2, Class R3 and Class R4 shares for the Value Fund are offered in a different prospectus; however these share classes are not currently available for investment. The International Value Fund offers Investor Class, Class A, Class C, Class I1, Class I2 and Class Y shares in this Prospectus. The different classes offered by each Fund represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. Each class of shares has different expenses and distribution arrangements to provide for different investment needs. You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

Investor Class shares International Value Fund and Value Fund Availability	Generally available to direct investors only. Direct investors may make investments directly through a Fund’s transfer agent.

Initial Sales Charge	None.

Deferred Sales Charge	None.

Rule 12b‑1 Fee	0.25% Annual Rule 12b‑1 Fee.

Shareholder Servicing Fee
0.00% Annual Shareholder Servicing Fee for the International Value Fund.
0.17% Annual Shareholder Servicing Fee for the Value Fund.
A maximum shareholder servicing fee of 0.25% of the applicable Fund’s average daily net assets has been authorized.

Redemption Fees	None.

Advantage	No up‑front sales charge so you start off owning more shares.

Disadvantage	Limited availability, and subject to ongoing distribution and shareholder servicing fees.

Class A shares International Value Fund and Value Fund Availability	Generally available through financial intermediaries, wrap account platforms, no transaction fee (NTF) platforms, employer-sponsored retirement plans or other similar programs through which group-level investments are made in a Fund.

Initial Sales Charge	Payable at time of purchase. Lower sales charges are available for larger investments.

Deferred Sales Charge	Payable if you redeem within eighteen (18) months of purchase.

Rule 12b‑1 Fee	0.25% Annual Rule 12b‑1 Fee.

Shareholder Servicing Fee	0.17% Annual Shareholder Servicing Fee. A maximum shareholder servicing fee of 0.25% of the applicable Fund’s average daily net assets has been authorized.

Redemption Fees	None.

Advantage	Suitable for investors who are eligible to have the sales charge reduced or eliminated.

Disadvantage	You pay a sales charge up‑front, and therefore you start off owning fewer shares. Also subject to on‑going distribution and shareholder servicing fees.

Class C shares International Value Fund and Value Fund Availability	Generally available through financial intermediaries and employer-sponsored retirement plans.

Initial Sales Charge	None.

Deferred Sales Charge	Payable if you redeem within twelve (12) months of purchase.

Rule 12b‑1 Fee	0.75% Annual Rule 12b‑1 Fee.

Shareholder Servicing Fee	0.25% Annual Shareholder Servicing Fee.

Redemption Fees	None.

Advantage	No up‑front sales charge so you start off owning more shares.

Disadvantage	Subject to ongoing distribution and shareholder servicing fees.

Class I1 shares International Value Fund and Value Fund Availability	Generally available to institutions such as pension and profit sharing plans, endowments, foundations, corporations, and high net worth individuals, and financial intermediaries through “Wrap accounts” or “managed fund programs” established with financial intermediaries or employer-sponsored retirement plans or other similar programs through which group-level investments are made in a Fund.

Initial Sales Charge	None.

Deferred Sales Charge	None.

Rule 12b‑1 Fee	None.

Shareholder Servicing Fee	0.15% Annual Shareholder Servicing Fee. A maximum shareholder servicing fee of 0.25% of the applicable Fund’s average daily net assets has been authorized.

Redemption Fees	None.

Advantage	No up‑front sales charge so you start off owning more shares.

Disadvantage	Limited availability, subject to ongoing shareholder servicing fees, and requires significant initial investment.

Class I2 shares International Value Fund only Availability	Generally available to direct investors and employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Fund. Direct investors may make investments directly through the Fund’s transfer agent.

Initial Sales Charge	None.

Deferred Sales Charge	None.

Rule 12b‑1 Fee	None.

Shareholder Servicing Fee	0.10% Annual Shareholder Servicing Fee. A maximum shareholder servicing fee of 0.25% of the Fund’s average daily net assets has been authorized.

Redemption Fees	None.

Advantage	No up‑front sales charge so you start off owning more shares.

Disadvantage	Limited availability, subject to ongoing shareholder servicing fees, and requires significant initial investment.

Class R1 shares Value Fund only Availability	Generally available through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Fund.

Initial Sales Charge	None.

Deferred Sales Charge	None.

Rule 12b‑1 Fee	0.50% Annual Rule 12b‑1 Fee.

Shareholder Servicing Fee	0.25% Annual Shareholder Servicing Fee.

Redemption Fees	None.

Advantage	No up‑front sales charge so you start off owning more shares.

Disadvantage	Limited availability, and subject to ongoing distribution and shareholder servicing fees.

Class R2 shares Value Fund only Availability	Generally available through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Fund.

Initial Sales Charge	None.

Deferred Sales Charge	None.

Rule 12b‑1 Fee	0.50% Annual Rule 12b‑1 Fee.

Shareholder Servicing Fee	0.10% Annual Shareholder Servicing Fee. A maximum shareholder servicing fee of 0.25% of the Fund’s average daily net assets has been authorized.

Redemption Fees	None.

Advantage	No up‑front sales charge so you start off owning more shares.

Disadvantage	Limited availability and subject to ongoing distribution fees.

Class Y shares International Value Fund and Value Fund Availability	Generally available through employer-sponsored retirement plans and to institutional investors.

Initial Sales Charge	None.

Deferred Sales Charge	None.

Rule 12b‑1 Fee	None.

Shareholder Servicing Fee	None.

Redemption Fees	None.

Advantage	No up‑front sales charge so you start off owning more shares.

Disadvantage	Limited availability, and requires significant initial investment.
Investor Class shares (International Value Fund and Value Fund). Investor Class shares are offered for sale at net asset value (“NAV”) without the imposition of a sales charge. Investor Class shares are subject to a Rule 12b‑1 Fee of 0.25% of the average daily net assets of the applicable Fund attributable to Investor Class shares, computed on an annual basis. Investor Class shares for the Value Fund are subject to a Shareholder Servicing Fee of 0.17% of the average daily net assets of the Fund attributable to Investor Class shares, computed on an annual basis. Investor Class shares for the International Value Fund are subject to a Shareholder Servicing Fee of 0.00% of the average daily net assets of the Fund attributable to Investor Class shares, computed on an annual basis.
Investor Class shares of the Value Fund are closed to all investors, except direct shareholders and current retirement plan shareholders. The Adviser may permit other investors to purchase Investor Class shares if they purchase such shares through certain financial intermediaries. The Adviser reserves the right to close or partially close the Value Fund, or any class of shares thereof, to new investors at its discretion.
Class A shares (International Value Fund and Value Fund). Class A shares are offered for sale at NAV with the imposition of a sales charge, except on purchases of $1,000,000 or more. However, if you redeem your Class A shares within 18 months of an initial purchase of $1,000,000 or more, you will pay a contingent deferred sales charge of 1.00%. Class A shares are subject to a Rule 12b‑1 Fee of 0.25% and a Shareholder Servicing Fee of 0.17% of the average daily net assets of the applicable Fund attributable to Class A shares, computed on an annual basis.
Class C shares (International Value Fund and Value Fund). Class C shares are offered for sale at NAV without the imposition of a sales charge. However, if you redeem your Class C shares within 12 months of purchase, you will pay a contingent deferred sales charge of 1.00%. Class C shares are subject to a Rule 12b‑1 Fee of 0.75% and a Shareholder Servicing Fee of 0.25% of the average daily net assets of the applicable Fund attributable to Class C shares, computed on an annual basis.
Class I1 shares (International Value Fund and Value Fund). Class I1 shares are offered for sale at NAV without the imposition of a sales charge. Class I1 shares are subject to a Shareholder Servicing Fee of 0.15% of the average daily net assets of the applicable Fund attributable to Class I1 shares, computed on an annual basis.
Class I1 shares may also be available on brokerage platforms of firms that have agreements with the Funds’ distributor, Distribution Services, LLC (the “Distributor”), to offer such shares solely when acting as an agent for the investor. An investor transacting in Class I1 shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of each Fund are available in other share classes that have different fees and expenses.
Class I2 shares (International Value Fund only). Class I2 shares are offered for sale at NAV without the imposition of a sales charge. Class I2 shares are subject to a Shareholder Servicing Fee of 0.10% of the average daily net assets of the International Value Fund attributable to Class I2 shares computed on an annual basis.

Class R1 shares and Class R2 shares (Value Fund only). Class R1 shares and Class R2 shares are offered for sale at NAV without the imposition of a sales charge. Class R1 shares and Class R2 shares are subject to a Rule 12b‑1 Fee of 0.50% of the average daily net assets of the Value Fund attributable to Class R1 shares and Class R2 shares, respectively, computed on an annual basis. Class R1 shares are subject to a Shareholder Servicing Fee of 0.25% of the average daily net assets of the Fund attributable to Class R1 shares, computed on an annual basis. Class R2 shares are subject to a Shareholder Servicing Fee of 0.10% of the average daily net assets of the Fund attributable to Class R2 shares, computed on an annual basis.
Investors may purchase Class R1 and Class R2 shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Fund, including without limitation:

•	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non‑qualified deferred compensation plans.
Class Y shares (International Value Fund and Value Fund). Class Y shares are offered for sale at NAV without the imposition of a sales charge, a Rule 12b‑1 Fee or a Shareholder Servicing Fee. Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

•	individuals who (i) do not invest in the Fund through a financial intermediary and (ii) hold their shares directly with the Funds’ transfer agent, UMB Fund Services, Inc., (the “Transfer Agent”); and

•
institutional investors, which include, but are not limited to, endowments, foundations, family offices, banks and bank trusts, local, city, and state governmental institutions, corporations and insurance company separate accounts, each of which may purchase shares of a Fund through a financial intermediary that has entered into an agreement with the Distributor to purchase such shares; and

•	pension, profit sharing, employee benefit and other similar plans and trusts that invest in a Fund through a group or omnibus account that don’t charge a fee to a Fund.
The maximum Shareholder Servicing Fees payable with regard to Investor Class, Class A, Class C, Class I1, Class I2, Class R1 and Class R2 shares of the applicable Fund is 0.25%. Class C and Class R1 shares are currently charging this maximum amount. In the event a Fund increases the amount currently being charged under the Shareholder Servicing Fee for the other share classes, the applicable Fund will give the affected shareholders 30 days’ prior written notice thereof.
Class A Sales Charge
Class A shares of each Fund are retail shares that require that you pay a sales charge when you invest in a Fund, unless you qualify for a reduction or waiver of the sales charge. If you purchase Class A shares of a Fund you will pay the public offering price (“POP”), which is the NAV per share next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint thresholds,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. The sales charge does not apply to shares purchased with reinvested distributions. The sales charge for Class A shares of a Fund is calculated as follows:(1)

Class A Shares Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Reallowance
Less than $25,000(2)	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1 million	1.50%	1.52%	1.20%
$1 million or more(3)(4)	None	None	Up to 1.00%

(1)
The offering price is calculated to two decimal places using standard rounding criteria. As a result, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

(2)	The minimum initial investment for Class A shares of a Fund is $3,000.
(3)
There is no front‑end sales charge for purchases of Class A shares of $1,000,000 or more. However, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be applied to redemptions of Class A shares within 18 months of purchase.

(4)
The Adviser may directly or indirectly pay a commission to dealers that sell amounts of $1,000,000 or more of Class A according to the following schedule: 1.00% of the first $3,000,000, 0.50% of amounts from $3,000,001 to $50,000,000, and 0.25% of amounts over $50,000,000. The Distributor will then also pay to such dealers an annual Rule 12b‑1 Fee of up to 0.25% of the average daily net assets attributable to the respective Class A shares held by its clients beginning in the thirteenth month. Where a dealer does not receive payment of this commission, the dealer will receive the annual Rule 12b‑1 Fee starting immediately after purchase. Any payments made by the Adviser as described above are eligible for reimbursement to the Adviser under a Fund’s Distribution Plan (as defined below).

Class A Sales Charge Reductions and Waivers
The sales charge on Class A shares of a Fund may be reduced or waived based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.
Reinvested Distributions: You pay no sales charges on Class A shares you buy with reinvested distributions of the same share class from a Fund.
Breakpoint Thresholds: You may reduce the sales charge on Class A shares by investing an amount to meet one of the breakpoint thresholds indicated in the tables above.
Rights of Accumulation: You may combine your current purchase of Class A shares of a Fund with all other classes of shares of a Fund currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase of Class A shares of a Fund and the current value (based on the current public offering price) of all other classes of shares of a Fund you own at the financial intermediary at which you are making the current purchase. You may not aggregate shares held at different financial intermediaries. If the current purchase is made directly through the Transfer Agent, only those shares held directly at the Transfer Agent may apply toward the right of accumulation. You may aggregate shares that you own and that are currently owned by members of your “immediate family” including your spouse, child, stepchild, parent, stepparent, sibling, grandchild and grandparent, including in‑law and adoptive relationships residing at the same address. Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation. You must notify the Transfer Agent or your financial intermediary at the time of purchase in order for the right of accumulation to apply. Each Fund is not liable for any difference in purchase price if you fail to notify the Transfer Agent of your intent to exercise your right of accumulation and each Fund reserves the right to modify or terminate this right at any time.
Reinstatement Privilege: If you redeem Class A shares of a Fund, and within 60 days purchase and register new shares of the same share class, you will not pay a sales charge on the new purchase amount. The amount eligible for this privilege may not exceed the amount of your redemption proceeds. To exercise this privilege, contact the Transfer Agent or your financial intermediary.
Letter of Intent: By signing a Letter of Intent (“LOI”), you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13‑month period. The LOI will apply to all purchases of the share class designated in the LOI. Any shares of the share class designated in the LOI that are purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI. Shares equal to 5.75% for Class A shares of the amount of the LOI will be held in escrow during the 13‑month period. If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
Investments of $1,000,000 or More: There is neither an initial sales charge on a lump sum Class A share purchase of $1,000,000 or more, nor on any purchase into a Class A account with an accumulated value of $1,000,000 or more. However, if you have taken advantage of this waiver and redeem your shares within 18 months of purchase, there is a CDSC of 1.00% imposed on such shares based on the lesser of original cost or current market value. The CDSC will not apply if you are otherwise entitled to a waiver of the initial sales charge as listed in “Initial Sales Charge Waivers,” below. Also, the CDSC will not apply if you are entitled to a waiver as listed in “Contingent Deferred Sales Charges Waivers,” below.
Initial Sales Charge Waivers: Sales charges for Class A shares may be waived under certain circumstances for some investors or for certain purchases. You will not have to pay a sales charge on purchases of Class A shares if:

•	you are an affiliate of the Adviser or any of its or the Funds’ officers, directors, trustees, employees or retirees;

•	you are a registered representative of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;

•
you are a member of the immediate family of any of the persons listed in the above bullets (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);

•	authorized qualified employee benefit plans*;

•
rollovers of current investments through authorized qualified employee benefit plans or savings plans*, provided the shares are transferred to the Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to an IRA through an account directly with a Fund;

•	registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund;

•
persons participating in a fee‑based program (such as a wrap account) under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; or

•
registered broker-dealers who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee.

*	Qualified employee benefit plans or savings plans for which a Fund has entered into an agreement to waive the sales charge.
To receive a reduction in your Class A sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced sales charge. Your investment professional or financial institution must notify a Fund if your share purchase is eligible for the sales load waiver. Sales charges will not be applied to shares purchased by reinvesting distributions.
Contingent Deferred Sales Charge Waivers for Class A and Class C shares
For Class A shares, a CDSC of 1.00% is imposed on shares purchased at the $1,000,000 breakpoint (as described in “Class A Sales Charge,” above) that are redeemed within 18 months of purchase. For Class C shares, a CDSC of 1.00% is imposed on shares that are redeemed within 12 months of purchase. In the case of a partial redemption, the first shares redeemed are any reinvested shares. After that, shares are always redeemed on a “first in/first out” basis. If the first shares redeemed have been held for longer than 18 months in the case of Class A shares or 12 months in the case of Class C shares from the date of purchase, then no CDSC is imposed on the redemption. The CDSC is imposed on a lot by lot basis on the market value or initial purchase price, whichever is lower. This deferred sales charge may be waived under certain circumstances such as:

•	death of the shareholder;

•	divorce, where there exists a court decree that requires redemption of the shares;

•	return of IRA excess contributions;

•	shares redeemed by a Fund due to low balance or other reasons;

•	required minimum distributions at age 73 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within a Fund); and

•	other circumstances related to death, financial hardship or any other rare instances that would require the Adviser to have discretion.
Other waivers and/or discounts may apply with respect to a particular financial intermediary. Please see “Exhibit A – Sales Charge Waivers” for more information.
Each Fund also reserves the right to enter into agreements that reduce or eliminate the CDSC for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information. You must notify a Fund or your financial intermediary if you are eligible for these sales charge waivers at the time of your transaction.
More information regarding each Fund’s sales charges, breakpoint thresholds and waivers is available in the Funds’ SAI, which is available free of charge on the Funds’ website at https://smeadcap.com/smead-funds/forms/. The Funds’ website includes hyperlinks to the information provided herein and to the additional information that is referenced in the SAI.
Automatic Conversion to Class A Shares
Class C shares of a Fund are eligible for automatic conversion to Class A shares of the same Fund approximately eight years after the date of each original purchase and will be subject to Class A’s lower Rule 12b‑1 Fee (as defined and set forth below). The automatic conversion of Class C shares to Class A shares will be on the basis of the NAV per share, without the imposition of any sales load, fee or other charge, meaning the value of your investment will not change, but the number of shares of the Fund that you own may be higher or lower after the conversion.
Class C shares of a Fund will convert automatically into Class A shares of the same Fund on a monthly basis in the month of, or the month following, the eighth anniversary of the Class C shares’ purchase date. Class C shares of the same Fund acquired through a reinvestment of dividends or distributions will convert to Class A shares of a Fund pro rata with Class C shares of the Fund not acquired through the reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax‑free exchanges for federal income tax purposes.
For shareholders investing in Class C shares through retirement plans, omnibus accounts, and in certain other instances, a Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares. In these circumstances, a Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary (and not a Fund) to notify a Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide a Fund with records that substantiate the holding period of such shareholder’s Class C shares.
In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. In these cases, certain Class C shareholders may not be eligible to convert to Class A shares as described above. However, these Class C shareholders may be permitted to exchange their Class C shares for Class A shares pursuant to the terms of the financial intermediary’s conversion policy. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding the conversion of Class C shares to Class A shares.

Rule 12b‑1 Distribution Plan
The Funds have adopted a Distribution Plan (the “Distribution Plan”) pursuant to Rule 12b‑1 under the 1940 Act. Under the Distribution Plan, each Fund is authorized to pay the Distributor, or other such entities as approved by the Board of Trustees, a Rule 12b‑1 fee for the sale and servicing of such Fund’s respective Investor Class shares, Class A shares, Class C shares, Class R1 shares (Value Fund only) and Class R2 shares (Value Fund only) (the “Rule 12b‑1 Fee”). The maximum amount of the Rule 12b‑1 Fee authorized under the Distribution Plan is expressed as a percentage of the applicable Fund’s average daily net assets attributable to the applicable share class, as follows:

Name of Fund	Share Class	Annual Rule 12b‑1 Fee
International Value Fund	Investor Class shares	0.25%
International Value Fund	Class A shares	0.25%
International Value Fund	Class C shares	0.75%
Value Fund	Investor Class shares	0.25%
Value Fund	Class A shares	0.25%
Value Fund	Class C shares	0.75%
Value Fund	Class R1 shares	0.50%
Value Fund	Class R2 shares	0.50%
The Distributor may pay any or all of the Rule 12b‑1 Fee to other persons (including the Adviser, brokerage firms, depository institutions and other firms) for providing these services to a Fund and its shareholders. In addition, under the 12b‑1 Plan, a portion of the Rule 12b‑1 Fee (no more than 0.25% of the applicable Fund’s average daily net assets, subject to the maximum annual rate of each share class) may be paid for sub‑accounting services provided to beneficial owners whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered clearing agents, as well as account maintenance and personal service to shareholders. These services may include, but are not limited to, assisting in, establishing and maintaining shareholder accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from a Fund to shareholders and receiving and answering correspondence. Because these fees are paid out of a Fund’s assets attributable to Investor Class shares, Class A shares, Class C shares, Class R1 shares (Value Fund only) and Class R2 shares (Value Fund only) on an on‑going basis, over time these fees will increase the cost of your investment in such share classes of a Fund and may cost you more than paying other types of sales charges.
Shareholder Servicing Plan
Each Fund has adopted a Shareholder Servicing Plan on behalf of such Fund’s respective Investor Class shares, Class A shares, Class C shares, Class I1 shares, Class I2 shares (International Value Fund only), Class R1 shares (Value Fund only) and Class R2 shares (Value Fund only) (the “Shareholder Servicing Plan”) that allows a Fund to make payments to financial intermediaries and other service providers in return for shareholder servicing and maintenance of shareholder accounts. The shareholder support services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records. The maximum amount of Shareholder Servicing Fees authorized under the Shareholder Servicing Plan is an annual rate of 0.25% of a Fund’s average daily net assets attributable to each share class subject to the plan. The Shareholder Servicing Fee currently being implemented is expressed as a percentage of the applicable Fund’s average daily net assets attributable to the applicable share class, as follows:

Name of Fund	Share Class	Annual Shareholder Servicing Fee
International Value Fund	Investor Class shares	0.00%
International Value Fund	Class A shares	0.17%
International Value Fund	Class C shares	0.25%
International Value Fund	Class I1 shares	0.15%
International Value Fund	Class I2 shares	0.10%
Value Fund	Investor Class shares	0.17%
Value Fund	Class A shares	0.17%
Value Fund	Class C shares	0.25%
Value Fund	Class I1 shares	0.15%
Value Fund	Class R1 shares	0.25%
Value Fund	Class R2 shares	0.10%

For those share classes that currently charge less than the maximum Shareholder Servicing Fee, a Fund may increase such fee, but not beyond the maximum of 0.25%, only after providing affected shareholders with 30 days’ prior written notice.
Share Price
The price of Fund shares is the NAV per share, plus applicable sales charges for Class A shares. The NAV per share is calculated by dividing the value of a Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. The NAV is calculated at the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time). The NAV will not be calculated on days on which the NYSE is closed for trading.
Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the applicable Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day. Over‑the‑Counter Securities that are not traded on NASDAQ shall be valued at the most recent trade price.
Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service approved by the Board of Trustees (“Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are generally valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.
Redeemable securities issued by open‑end, registered investment companies, including money market funds, are valued at the NAV of such companies for purchase and/or redemption orders placed on that day.
In the absence of prices from a Pricing Service or in the event that market quotations are not readily available, fair value will be determined under the Funds’ valuation policies and procedures adopted pursuant to Rule 2a‑5. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that a Fund’s shares are accurately priced. Pursuant to these procedures, the Board of Trustees has appointed the Adviser as the Funds’ valuation designee (the “Valuation Designee”) to perform all fair valuations of the Funds’ portfolio investments, subject to the Board of Trustees’ oversight. As the Valuation Designee, the Adviser has established a valuation committee (the “Valuation Committee”) to fulfill its responsibilities as Valuation Designee. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or is realized upon sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than would be the case if the Fund were using market value pricing.
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, a Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable. Because foreign securities will be traded on days when a Fund does not price shares, the NAV may change on days when shareholders cannot buy or sell shares.

How to Purchase Shares
All purchase requests received in “Good Order” (defined below) by the Funds’ agents, including the Transfer Agent, or by an authorized financial intermediary (an “Authorized Intermediary,” as defined below) before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share plus any applicable sales charge. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share. An Authorized Intermediary is a financial intermediary (or its authorized designee) that has made arrangements with the Fund to receive purchase and redemption orders on its behalf. For additional information about purchasing shares through financial intermediaries, please see “Purchasing Shares Through a Financial Intermediary,” below.
All account applications (each an “Account Application”) to purchase Fund shares are subject to acceptance by the applicable Fund and are not binding until so accepted. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. Each Fund reserves the right to reject any Account Application. Your order will not be accepted until a completed Account Application is received by the Transfer Agent.
Each Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Funds. Purchases may also be rejected from persons believed to be “market timers,” as described under the section entitled “Tools to Combat Frequent Transactions,” below. In addition, a service fee, which is currently $25, as well as any loss sustained by a Fund, will be deducted from a shareholder’s account for any purchases that do not clear. The Funds and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.
Shares of the Funds have not been registered for sale outside of the United States. Each Fund generally does not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Minimum Initial Investment
Investor Class shares	$3,000	*
Class A shares	$3,000
Class C shares	$25,000
Class I1 shares	$1,000,000	*
Class I2 shares (International Value Fund only)	$1,000,000	*
Class R1 shares (Value Fund only)	$25,000
Class R2 shares (Value Fund only)	$25,000
Class Y shares	$10,000,000	*

Subsequent Investments
Investor Class shares	$100
Class A shares	$100
Class C shares	$100
Class I1 shares	$100
Class I2 shares (International Value Fund only)	$100
Class R1 shares (Value Fund only)	$100
Class R2 shares (Value Fund only)	$100
Class Y shares	$100

*	Different minimums apply to shareholders who purchase these share classes directly from the Transfer Agent (i.e., non‑National Securities Clearing Corporation (NSCC) purchases).
Each Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments. Each Fund may waive the minimum initial investment as follows:

•	shares transferred from existing accounts if the registration or beneficial owner of the account remains the same;

•
employees, and families of employees (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons) of the Adviser and its affiliates;

•	employee benefit plans sponsored by the Adviser;

•	Trustees of the Funds;

•	institutional clients of the Adviser;

•	certain other separately managed account clients at the Adviser’s discretion; and

•	as otherwise deemed appropriate by the Board of Trustees.
In addition, each Fund has reduced the minimum initial investment for Investor Class shares, Class I1 shares, Class I2 shares and Class Y shares purchased directly from the Transfer Agent, as follows:

Investor Class shares	$100
Class I1 shares	$100,000
Class I2 shares (International Value Fund only)	$100,000
Class Y shares	$1,000,000
Even with these waivers, some or all classes of shares of the Funds may not be available through your financial intermediary.
Your share price will be the next calculated NAV per share, plus any applicable sales charge, after the Transfer Agent or your Authorized Intermediary receives your purchase request in Good Order. For purchases made through the Transfer Agent, “Good Order” means that your purchase request includes:

•	the name of the Fund;

•	the dollar amount of shares to be purchased;

•	your Account Application or investment stub; and

•	a check payable to name of applicable Fund.
For information about your financial intermediary’s requirements for purchases in Good Order, please contact your financial intermediary.
Purchase by Mail. To purchase a Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to “Smead Value Fund” or “Smead International Value Fund,” as applicable, to the Transfer Agent as follows:

Regular Mail	Overnight or Express Mail
Smead Funds c/o UMB Fund Services, Inc. P.O. Box 2175 Milwaukee, Wisconsin 53201-2175	Smead Funds c/o UMB Fund Services, Inc. 235 West Galena Street Milwaukee, Wisconsin 53212-3948
A Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Only actual physical receipt by the Transfer Agent of purchase orders or redemption requests (e.g., retrieving mail from the post office box or accepting delivery from a delivery service) constitutes receipt by the Transfer Agent. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. All purchases by check must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. Each Fund is unable to accept post-dated checks, post-dated online bill pay checks, or any conditional order or payment.
It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. Each Fund reserves the right to reject any application.
Purchase by Wire. If you are making your first investment in a Fund, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire please call the Transfer Agent at 877‑807‑4122 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund you are purchasing, your name and account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

UMB Bank, N.A.
1010 Grand Blvd
Kansas City MO 64106

ABA Number:	101000695
DDA Number:	9872324749
Credit Account:	Smead Funds

• Further Credit: Shareholder Name
• Shareholder Account Number
• Fund and Class to be purchased
Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing. The Funds and The Northern Trust Company, the Funds’ custodian, are not responsible for the consequences of delays from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Investing by Telephone. If you have accepted telephone privileges on the Account Application, and your account has been open for 15 days, you may purchase additional shares by calling a Fund toll free at 877‑807‑4122. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed.
Automatic Investment Plan. For your convenience, each Fund offers an Automatic Investment Plan (“AIP”) for only Investor Class, Class A and Class C shares. Under the AIP, after your initial investment, you may authorize a Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100, on a monthly basis. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. Each Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request. A $25 fee will be charged if your bank does not honor the AIP draft for any reason.
Purchasing Shares Through a Financial Intermediary. Investors may be charged a fee if they effect transactions through a financial intermediary. If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales. Financial intermediaries placing orders for themselves or on behalf of their customers should call the Funds toll free at 877‑807‑4122, or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”
If you place an order for a Fund’s shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the next calculated NAV, plus any applicable sales charge, after the Transfer Agent receives your order. The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.
In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with a Fund, orders will be processed at the NAV next calculated after receipt by the Authorized Intermediary (or its authorized designee), consistent with applicable laws and regulations. Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of a Fund.

Financial intermediaries, including Authorized Intermediaries, may set cut‑off times for the receipt of orders that are earlier than the cut‑off times established by the Funds. For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.
Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with this law, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;

•	date of birth (individuals only);

•	Social Security Number or taxpayer identification number; and

•	permanent street address (a P.O. Box alone is not acceptable).
Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts will require additional documentation.
If any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application. Each Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at 877‑807‑4122.
How to Redeem Shares
Orders to sell or “redeem” shares may be placed either directly with the Transfer Agent or through a financial intermediary. If you originally purchased your shares through a financial intermediary, including an Authorized Intermediary, your redemption order must be placed with the same financial intermediary in accordance with the procedures established by that financial intermediary. Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. You may redeem Fund shares on any business day that a Fund calculates its NAV. To redeem shares directly with a Fund, you must contact the Fund either by mail or by telephone to place a redemption order. Your redemption request must be received in Good Order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or by your Authorized Intermediary. Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE will be treated as though received on the next business day.
Shareholders who hold shares of a Fund through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax. IRA and retirement plan redemptions from accounts for which UMB Bank, n.a. serves as custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non‑Roth IRA distributions when federal withholding applies. Please consult with your tax professional.
Payment of Redemption Proceeds. You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in Good Order (less any applicable redemption charges). Your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds with respect to all requests received by the Transfer Agent in Good Order before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent on the next business day regardless of the method of payment.

A redemption request made through the Transfer Agent will be deemed in “Good Order” if it includes:

•	the shareholder’s name;

•	the name of the Fund you are redeeming;

•	the account number;

•	the share or dollar amount to be redeemed; and

•	signatures by all shareholders on the account and a signature guarantee(s), if applicable.
For information about your financial intermediary’s requirements for redemption requests in Good Order, please contact your financial intermediary.
You may have the proceeds (less any applicable redemption fee) sent by check to the address of record, wired to your pre‑established bank account or sent by electronic funds transfer through the ACH network using the bank instructions previously established for your account. Within the first sixty days of purchase, the Funds do not allow the redemption of Fund shares purchased via ACH, unless the redemption proceeds are sent to the originating bank for the benefit of the registered account owner. Redemption proceeds will typically be sent on the business day following your redemption. Wires are subject to a $15 service fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption. In all cases, proceeds will be processed within seven calendar days after the Transfer Agent receives your redemption request.
Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, each Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders. Your ability to redeem shares by telephone may be delayed or restricted after you change your address online or by telephone. You may change your address at any time by a written request, addressed to the Transfer Agent. Confirmation of an address change will be sent to both your old and new address. The Funds are not responsible for interest lost on redemption amounts due to lost or misdirected mail.
To meet redemption requests, each Fund typically expects to use cash reserves held in its portfolio and/or proceeds from sales of its portfolio securities effected shortly after the redemption request. The Funds may also meet redemption requests by borrowing under a line of credit or through overdrafts with its custodian. While each Fund generally pays redemptions in cash, the Funds may also redeem shares in kind, as described in the section entitled “Other Fund Policies – Redemption in Kind,” below. The Funds reserve the right to employ these additional methods if conditions exist which make cash payments undesirable.
Medallion Signature Guarantees. The Transfer Agent may require a Medallion Signature Guarantee for certain redemption requests. A Medallion Signature Guarantee ensures that your signature is genuine and protects you from unauthorized account redemptions. Medallion Signature Guarantees can be obtained from banks and securities dealers, but not from a notary public. A Medallion Signature Guarantee of each owner is required in the following situations:

•	if ownership is being changed on your account;

•	when redemption proceeds are payable or sent to any person, address or bank account not on record;

•	if a change of address request was received by the Transfer Agent within the last 15 calendar days; and

•	for all redemptions in excess of $100,000 from any shareholder account.
Non‑financial transactions, including establishing or modifying certain services on an account, will require a Medallion Signature Guarantee.
In addition to the situations described above, the Funds and the Transfer Agent reserve the right to require a Medallion Signature Guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail. You can execute most redemptions by furnishing an unconditional written request to the Transfer Agent to redeem your shares at the current NAV per share. Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Smead Funds c/o UMB Fund Services, Inc. P.O. Box 2175 Milwaukee, Wisconsin 53201-2175	Smead Funds c/o UMB Fund Services, Inc. 235 West Galena Street Milwaukee, Wisconsin 53212-3948
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the UMB Fund Services, Inc. post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.
Telephone Redemption. If you have been authorized to perform telephone transactions (either by completing the required portion of your Account Application or by subsequent arrangement in writing with the Fund), you may redeem shares, up to $100,000, by instructing the Funds by telephone at 877‑807‑4122. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. If you hold your shares through an IRA, you may not redeem shares by telephone.
All telephone calls are recorded for your protection. Written confirmation will be provided for all purchase and redemption transactions initiated by telephone.
Wire Redemption. Wire transfers may be arranged to redeem shares for amounts of $1,000 or more. The Transfer Agent charges a fee, currently $15 per wire, which will be deducted from your proceeds on a complete or share-specific trade. The fee will be deducted from your remaining account balance on dollar specific redemptions.
Systematic Withdrawal Plan. Each Fund offers a systematic withdrawal plan (the “SWP”) on behalf of the Fund’s Investor Class, Class A and Class C shares whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre‑designated bank account via the ACH network. To start the SWP, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn is $100 per payment. The SWP may be terminated or modified by the Funds at any time. Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves a redemption of Fund shares, and may result in a capital gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 877‑807‑4122 for additional information regarding the SWP.
Right to Redeem an Account. Each Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV or for market reasons. A Fund will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account. A redemption by a Fund may result in a capital gain or loss for federal income tax purposes.
Exchanging or Converting Shares
Exchanging Shares. You may exchange all or a portion of your investment from the share class of one Smead Fund to an identically registered account in the same share class of another Smead Fund. Any new account established through an exchange will be subject to the minimum investment requirements described above under “How to Purchase Shares,” unless the account qualifies for a waiver of the initial investment requirement. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable capital gain or loss.

Converting Shares. Shareholders may elect on a voluntary basis to convert their shares in one class of a Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class. A conversion from one class to another class within the same Fund will not be a taxable transaction. Class C shares of a Fund are eligible for automatic conversion to Class A shares of the same Fund approximately eight years after the date of each original purchase. For more information regarding this automatic conversion, please see “Choosing a Share Class – Automatic Conversion to Class A Shares,” above.
An investor may directly or through his or her financial intermediary contact a Fund to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within a Fund will not result in a capital gain or loss for federal income tax purposes. The Funds may change, suspend or terminate this conversion feature at any time.
Call the Funds (toll-free) at 877‑807‑4122 to learn more about share conversions.
Tools to Combat Frequent Transactions
Each Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt a Fund’s investment program and create additional transaction costs that are borne by that Fund’s shareholders. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. Each Fund takes steps to reduce the frequency and effect of these activities in the respective Fund. These steps may include, among other things, monitoring trading activity and using fair value pricing procedures, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. Each Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests. Except as noted herein, each Fund applies all restrictions uniformly in all applicable cases.
Monitoring Trading Practices. Each Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, a Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Funds use a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by a Fund in its sole discretion. To minimize harm to a Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice. Each Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.
Omnibus Accounts. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions a Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since a Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, a Fund cannot always detect frequent trading. However, each Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, each Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non‑disclosed or omnibus accounts. A Fund will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from a Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, each Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non‑disclosed and omnibus accounts. As a result, each Fund’s ability to monitor and discourage abusive trading practices in non‑disclosed and omnibus accounts may be limited.

Fair Value Pricing. Each Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or a Fund’s Pricing Service does not provide a valuation (or provides a valuation that, in the judgment of the Valuation Committee, does not represent the security’s fair value), or when, in the judgment of the Valuation Committee, events have rendered the fair market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share. More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Share Price.”
Other Fund Policies
Telephone Transactions. If you elect telephone privileges on the Account Application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.
During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your requests to the Fund at the address listed previously in the “How to Purchase Shares” section.
Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE (generally 4:00 p.m., Eastern Time).
Neither a Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. To confirm that all telephone instructions are genuine, a Fund will use reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;

•	the name in which your account is registered; or

•	the Social Security or taxpayer identification number under which the account is registered.
Redemption in Kind. Each Fund generally pays redemption proceeds in cash. However, the Trust has filed a notice of election under Rule 18f‑1 under the 1940 Act with the SEC, under which the Trust has reserved the right to redeem in kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a fair market value equal to the redemption price. Specifically, if the amount you are redeeming during any 90‑day period is in excess of the lesser of $250,000 or 1% of the net assets of a Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the net assets of the Fund in securities instead of cash. The Funds may also redeem in‑kind redemption requests that are below the Rule 18f‑1 limit, but only with the consent of the redeeming shareholder. If a Fund does redeem shares in‑kind, you will likely have to pay brokerage commissions to sell the securities or other assets delivered to you as well as any taxes on any capital gains incurred upon sale. In addition, the securities or other assets distributed to you will continue to be subject to market risk until they are sold.
Except as otherwise permitted, portfolio securities distributed pursuant to a redemption in‑kind will generally be comprised of a pro‑rata portion, or a representative sample basket, of the relevant Fund’s portfolio holdings. Notwithstanding the foregoing, provided that the redeeming shareholder is not an affiliate of the Trust or the Adviser, a Fund may distribute portfolio securities pursuant to a redemption in‑kind request that is comprised of securities selected by the Adviser in a manner that does not reflect a pro rata distribution of such securities, on the condition that the Adviser determines that the non‑pro rata distribution is in the best interest of the distributing Fund and its shareholders.
Policies of Other Financial Intermediaries. An Authorized Intermediary may establish policies that differ from those of the Fund. For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Please contact your Authorized Intermediary for details. Shares of the Funds have not been registered for sale outside of the United States.

Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, supplements and other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 877‑807‑4122 to request individual copies of these documents. Once a Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Inactive Accounts. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If a Fund is unable to locate an investor, it will determine whether the investor’s account can legally be considered abandoned. Each Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.
Closure of a Fund. The Adviser retains the right to close a Fund (or partially close a Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Adviser may decide to close a Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.
Limitations on Shareholder Derivative Actions
Shareholders of the Trust or any series thereof, including each Fund, may not bring a derivative action to enforce a right of the Trust or an affected series, as applicable, unless the following requirements, described in Article VII, Section 2, of the Trust’s Declaration of Trust, have been met:

(a)
shareholder may bring a derivative action only if the shareholder makes a pre‑suit written demand upon the Board of Trustees which complies with the requirements of Article VIII, Section 2(a)(iii) of the Declaration of Trust;

(b)	shareholders owning shares representing at least 10% of the voting power of the Trust or the affected series, as applicable, must join in bringing the derivative action;

(c)	those Trustees who are not deemed to be “interested persons” of the Trust (as defined in the 1940 Act) will consider the merits of the claim within 30 calendar days of the receipt of such demand;

(d)
if those Trustees determine that maintaining a suit would not be in the best interests of the Trust or the affected series, the complaining shareholders will be barred from commencing the derivative action; and

(e)	if those Trustees determine that such a suit should be maintained, then the officers of the Trust will initiate the suit directly rather than derivatively.
Please be advised that the provisions set forth in clauses (b), (d) and (e) above do not apply to claims arising under the federal securities laws.
Distribution of Fund Shares

The Distributor
Prior to December 6, 2024, the Funds’ distributor was UMB Distribution Services, LLC, located at 235 West Galena Street, Milwaukee, Wisconsin 53212. Foreside Financial Group, LLC (d/b/a ACA Group) acquired UMB Distribution Services, LLC pursuant to a transaction in which UMB Distribution Services, LLC became part of ACA Group’s distribution services arm (ACA Foreside). The Funds’ new distributor and principal underwriter, Distribution Services, LLC, is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Funds are offered on a continuous basis.

Payments to Financial Intermediaries
The Adviser, out of its own resources, and without additional cost to a Fund or its shareholders, may provide additional cash payments or non‑cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to distribution and/or service fees paid by a Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to a Fund’s shareholders. Additionally, such cash compensation may be paid to intermediaries for the opportunity for a Fund to be sold through the intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. Flat fees on a one‑time or irregular basis may be made for the initial set‑up of a Fund on an intermediary’s systems, participation or attendance at an intermediary’s meetings, or for other reasons. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. If a dealer is paid a finder’s fee during year one, that dealer will not receive a 12b‑1 fee until year two.
Distributions and Taxes

Distributions
Each Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December. Each Fund may make additional distributions if it deems it desirable at another time during any year.
All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.
If you wish to change your distribution option, write by regular mail to Smead Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, by overnight or express mail to Smead Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 5212-3948, or call the Transfer Agent at 877‑807‑4122 in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent receives the request.
If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.
Federal Income Tax Consequences
Changes in income tax laws potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of the changes could affect the timing, amount and tax treatment of a Fund’s distributions made to shareholders. Please consult your tax adviser before investing.
Distributions of a Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends and net short-term capital gain), if any, are generally taxable to such Fund’s shareholders as ordinary income. For non‑corporate shareholders, to the extent that a Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to net long-term capital gains, if certain holding period requirements have been satisfied by such Fund and the shareholder. For corporate shareholders, a portion of a Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent that Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that a Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.
Distributions of a Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable to the Fund’s shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You will be taxed in the same manner whether you receive your distributions (whether of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable to fund shareholders when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.
In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). A Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.
Shareholders who sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption (including redemptions in‑kind), and how long the shares were held by a shareholder. Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, exchanging or redeeming shares of the same Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares.
Each Fund is required to report to the Internal Revenue Service (“IRS”) and certain shareholders the cost basis of Fund shares when such shareholders subsequently sell, exchange or redeem those shares. A Fund will determine cost basis using the average cost method unless you elect in writing any alternate IRS‑approved cost basis method. Please see the SAI for more information regarding cost basis reporting.
The federal income tax status of all distributions made by a Fund for the preceding year will be annually reported to shareholders. Distributions made by a Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign, or local tax considerations applicable to a particular investor. This discussion is based on the Code, Treasury Regulations, judicial decisions, and IRS guidance, all of which are subject to change, and possibly with retroactive effect. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which would affect the accuracy of any statements made in this section. You are urged to consult your own tax adviser.
Financial Highlights

The following financial highlights tables show the financial performance information for (i) the Investor Class, Class A, Class C, Class I1 and Class Y of the International Value Fund for the period from January 12, 2022 (date operations commenced) through November 30, 2022 and for the fiscal year ended November 30, 2023; and (ii) the Investor Class, Class A, Class I1, Class R1, Class R2 and Class Y shares of the Value Fund for the fiscal years ended November 30, 2019, 2020, 2021, 2022 and 2023; and for Class C shares of the Value Fund for the period April 16, 2020 (date operations commenced) through November 30, 2020, and for fiscal years ended November 30, 2021, 2022 and 2023. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that you would have earned or lost on an investment in a Fund (assuming you reinvested all distributions). This information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Funds, whose report, along with the Funds’ financial statements, are included in the Fund’s 2023 Annual Report to Shareholders, which is available upon request.

SMEAD VALUE FUND		Income from investment operations			Less distributions paid
	Net Asset Value, Beginning of Year	Net investment income(1)	Net realized and unrealized gain/(loss) on investments	Total from investment operations	Distributions from net investments income	Distributions from net realized gain on investments	Total distributions paid
Investor Class
November 30, 2023	$70.77	$1.02	$(0.53)	$0.49	$(0.47)	$(0.71)	$(1.18)
November 30, 2022	69.63	0.49	3.35	3.84	(0.15)	(2.55)	(2.70)
November 30, 2021	49.68	0.17	20.49	20.66	(0.35)	(0.36)	(0.71)
November 30, 2020	51.55	0.52	(0.47)	0.05	(0.35)	(1.57)	(1.92)
November 30, 2019	49.13	0.33	5.19	5.52	—	(3.10)	(3.10)
Class A
November 30, 2023	70.13	1.03	(0.53)	0.50	(0.49)	(0.71)	(1.20)
November 30, 2022	69.08	0.50	3.31	3.81	(0.21)	(2.55)	(2.76)
November 30, 2021	49.32	0.17	20.32	20.49	(0.37)	(0.36)	(0.73)
November 30, 2020	51.20	0.50	(0.45)	0.05	(0.36)	(1.57)	(1.93)
November 30, 2019	48.82	0.33	5.15	5.48	—	(3.10)	(3.10)
Class C
November 30, 2023	68.42	0.58	(0.53)	0.05	(0.25)	(0.71)	(0.96)
November 30, 2022	67.70	0.15	3.21	3.36	(0.09)	(2.55)	(2.64)
November 30, 2021	48.70	(0.18)	20.00	19.82	(0.46)	(0.36)	(0.82)
November 30, 2020(3)	36.22	0.08	12.40 (4)	12.48	—	—	—
Class I1
November 30, 2023	70.88	1.22	(0.54)	0.68	(0.66)	(0.71)	(1.37)
November 30, 2022	69.74	0.68	3.35	4.03	(0.34)	(2.55)	(2.89)
November 30, 2021	49.78	0.34	20.47	20.81	(0.49)	(0.36)	(0.85)
November 30, 2020	51.65	0.62	(0.43)	0.19	(0.49)	(1.57)	(2.06)
November 30, 2019	49.10	0.47	5.19	5.66	(0.01)	(3.10)	(3.11)
Class R1
November 30, 2023	69.48	0.90	(0.50)	0.40	(0.37)	(0.71)	(1.08)
November 30, 2022	68.42	0.30	3.31	3.61	—	(2.55)	(2.55)
November 30, 2021	48.81	(0.03)	20.21	20.18	(0.21)	(0.36)	(0.57)
November 30, 2020	50.46	0.38	(0.46)	(0.08)	—	(1.57)	(1.57)
November 30, 2019	48.30	0.19	5.07	5.26	—	(3.10)	(3.10)
Class R2
November 30, 2023	71.80	1.06	(0.74)	0.32	(0.26)	(0.71)	(0.97)
November 30, 2022	70.62	0.33	3.49	3.85	(0.12)	(2.55)	(2.67)
November 30, 2021	50.43	0.08	20.75	20.83	(0.28)	(0.36)	(0.64)
November 30, 2020	52.43	0.41	(0.45)	(0.04)	(0.39)	(1.57)	(1.96)
November 30, 2019	50.01	0.32	5.20	5.52	—	(3.10)	(3.10)
Class Y
November 30, 2023	71.01	1.26	(0.51)	0.75	(0.71)	(0.71)	(1.42)
November 30, 2022	69.86	0.74	3.36	4.09	(0.39)	(2.55)	(2.94)
November 30, 2021	49.86	0.40	20.51	20.91	(0.55)	(0.36)	(0.91)
November 30, 2020	51.73	0.61	(0.35)	0.26	(0.56)	(1.57)	(2.13)
November 30, 2019	49.19	0.53	5.19	5.72	(0.08)	(3.10)	(3.18)

(1)	Based on average shares outstanding.
(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Class C shares commenced operations on April 16, 2020.

				Ratio of expenses to average net assets				Ratio of net investment income (loss) to average net assets
Net Asset Value, End of Year	Total Return(2)		Net assets at end of year (000’s)	Before waivers and recoupment of expenses		After waivers and recoupment of expenses		Before waivers and recoupment of expenses		After waivers and recoupments of expenses		Portfolio turnover rate
$70.08	0.77%		$97,660	1.18%		1.18%		1.50%		1.50%		15.60%
70.77	5.70%		107,324	1.19%		1.19%		0.73%		0.73%		11.15%
69.63	42.10%		109,938	1.19%		1.19%		0.27%		0.27%		17.40%
49.68	0.09%		79,894	1.22%		1.22%		1.16%		1.16%		40.26%
51.55	12.38%		117,805	1.24%		1.24%		0.71%		0.71%		20.75%
69.43	0.81%		420,259	1.15%		1.15%		1.54%		1.54%		15.60%
70.13	5.69%		427,616	1.19%		1.19%		0.76%		0.76%		11.15%
69.08	42.11%		274,607	1.20%		1.20%		0.27%		0.27%		17.40%
49.32	0.08%		105,555	1.23%		1.23%		1.14%		1.14%		40.26%
51.20	12.35%		119,181	1.24%		1.24%		0.72%		0.72%		20.75%
67.51	0.14%		49,178	1.81%		1.81%		0.88%		0.88%		15.60%
68.42	5.13%		41,043	1.75%		1.75%		0.23%		0.23%		11.15%
67.70	41.29%		16,544	1.76%		1.76%		(0.27)%		(0.27)%		17.40%
48.70	34.46	%(5)	199	1.85	%(6)	1.84	%(6)	0.27	%(6)	0.28	%(6)	40.26	%(5)
70.19	1.05%		3,624,189	0.89%		0.89%		1.80%		1.80%		15.60%
70.88	5.99%		3,531,198	0.93%		0.93%		1.01%		1.01%		11.15%
69.74	42.43%		2,417,546	0.93%		0.93%		0.54%		0.54%		17.40%
49.78	0.36%		947,872	0.97%		0.97%		1.40%		1.40%		40.26%
51.65	12.67%		1,066,128	0.97%		0.97%		1.00%		1.00%		20.75%
68.80	0.65%		175	1.35%		1.35%		1.35%		1.35%		15.60%
69.48	5.45%		241	1.49%		1.49%		0.46%		0.46%		11.15%
68.42	41.75%		171	1.49%		1.49%		(0.05)%		(0.05)%		17.40%
48.81	(0.18)%		291	1.52%		1.52%		0.85%		0.85%		40.26%
50.46	12.01%		872	1.55%		1.55%		0.43%		0.43%		20.75%
71.15	0.55%		291	1.41%		1.41%		1.54%		1.54%		15.60%
71.80	5.57%		74	1.38%		1.38%		0.49%		0.49%		11.15%
70.62	41.78%		95	1.40%		1.40%		0.11%		0.11%		17.40%
50.43	(0.10)%		73	1.43%		1.43%		0.91%		0.91%		40.26%
52.43	12.12%		74	1.44%		1.44%		0.66%		0.66%		20.75%
70.34	1.16%		393,738	0.81%		0.81%		1.86%		1.86%		15.60%
71.01	6.06%		392,012	0.84%		0.84%		1.12%		1.11%		11.15%
69.86	42.62%		242,387	0.84%		0.84%		0.63%		0.62%		17.40%
49.86	0.48%		91,824	0.88%		0.84%		1.32%		1.36%		40.26%
51.73	12.81%		15,443	0.86%		0.84%		1.12%		1.14%		20.75%

(4)
The amount shown for a share outstanding throughout the year does not correspond with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of Fund shares in relation to fluctuating values during the year.

(5)	Not annualized for periods of less than one year.
(6)	Annualized for periods of less than one year.

SMEAD INTERNATIONAL FUND		Income from investment operations				Less distributions paid
	Net Asset Value, Beginning of Year	Net investment income(1)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investments income	Net Asset Value, End of Year	Total Return(2)
Investor Class
November 30, 2023	$49.91	$1.23		$1.75	$2.98	$(0.67)	$52.22	6.16%
November 30, 2022(3)	49.33	0.08		0.50	0.58	—	49.91	1.18	%(4)
Class A
November 30, 2023	49.32	1.34		1.52	2.86	(0.58)	51.60	5.97%
November 30, 2022(3)	48.83	0.33		0.16	0.49	—	49.32	1.00	%(4)
Class C
November 30, 2023	47.10	0.73		1.73	2.46	(0.61)	48.95	5.38%
November 30, 2022(3)	46.84	(0.14	)(6)	0.40	0.26	—	47.10	0.58	%(4)
Class I1
November 30, 2023	50.41	1.47		1.59	3.06	(0.70)	52.77	6.26%
November 30, 2022(3)	49.78	0.43		0.20	0.63	—	50.41	1.27	%(4)
Class Y
November 30, 2023	50.91	1.62		1.55	3.17	(0.73)	53.35	6.44%
November 30, 2022(3)	50.18	0.49		0.24	0.73	—	50.91	1.45	%(4)

(1)	Based on average shares outstanding.
(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Period from January 12, 2022, date operations commenced, through November 30, 2022.
(4)	Not annualized for periods of less than one year.
(5)	Annualized for periods of less than one year.
(6)
The amount shown for a share outstanding throughout the year does not correspond with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of Fund shares in relation to fluctuating values during the year.

	Ratio of expenses to average net assets				Ratio of net investment income (loss) to average net assets
Net assets at end of year (000’s)	Before waivers and recoupment of expenses		After waivers and recoupment of expenses		Before waivers and recoupment of expenses		After waivers and recoupment of expenses		Portfolio turnover rate
$66	1.50%		1.25%		2.15%		2.40%		8.26%
19	1.42	%(5)	1.42	%(5)	0.19	%(5)	0.19	%(5)	20.30	%(4)
4,967	1.70%		1.42%		2.37%		2.65%		8.26%
2,630	1.51	%(5)	1.51	%(5)	0.78	%(5)	0.78	%(5)	20.30	%(4)
279	2.25%		2.00%		1.26%		1.51%		8.26%
106	2.02	%(5)	2.02	%(5)	(0.34	)%(5)	(0.34	)%(5)	20.30	%(4)
60,968	1.39%		1.15%		2.61%		2.85%		8.26%
39,428	1.23	%(5)	1.23	%(5)	0.99	%(5)	0.99	%(5)	20.30	%(4)
39,409	1.31%		1.00%		2.81%		3.12%		8.26%
33,351	1.15	%(5)	1.00	%(5)	0.97	%(5)	1.12	%(5)	20.30	%(4)

EXHIBIT A – SALES CHARGE WAIVERS

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front‑end sales load waivers or contingent deferred (back‑end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
MERRILL LYNCH

Purchases or sales of front‑end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front‑end, contingent deferred, or back‑end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill Lynch

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program

Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill Lynch investment advisory program to a Merrill brokerage account

Shares purchased through the Merrill Edge Self-Directed platform

Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

Shares exchanged from level-load shares to front‑end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill Lynch SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

Shares purchased from the proceeds of a mutual fund redemption in front‑end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill Lynch

Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22I(3))

Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Front‑end or level-load shares held in commission-based, non‑taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans) that are transferred to fee‑based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill Lynch permits to be assessed to a front‑end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill Lynch, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
RAYMOND JAMES

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2020, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front‑end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.
Front‑end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

PRIVACY NOTICE

Each Fund collects non‑public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and/or

•	information about your transactions with us or others.
We do not disclose any non‑public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing a Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non‑public personal information and require third parties to treat your non‑public personal information with the same high degree of confidentiality.
In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non‑public personal information would be shared with unaffiliated third parties.

Investment Adviser
Smead Capital Management, Inc.
2502 East Camelback Road, Suite 210
Phoenix, Arizona 85016
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115
Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
Custodian, Fund Accountant and Fund Administrator
The Northern Trust Company
50 S. LaSalle Street
Chicago, Illinois 60603
Transfer Agent and Dividend Paying Agent
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212-3948
Distributor
Distribution Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Smead International Value Fund and
Smead Value Fund
each, a series of Smead Funds Trust
FOR MORE INFORMATION
You can find more information about the Funds in the following documents:
Statement of Additional Information
The Funds’ SAI provides additional details about the investments and techniques of each Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the Funds’ last fiscal year.
You can obtain a free copy of these documents, request other information or make general inquiries about a Fund by calling the Funds (toll-free) at 877‑807‑4122, by visiting the Funds’ website at
https://smeadcap.com/smead-funds/ or by writing to:

Regular Mail	Overnight or Express Mail
Smead Funds c/o UMB Fund Services, Inc. P.O. Box 2175 Milwaukee, Wisconsin 53201-2175	Smead Funds c/o UMB Fund Services, Inc. 235 West Galena Street Milwaukee, Wisconsin 53212-3948
Reports and other information about the Funds are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or

•	for a fee, by electronic request at the following e‑mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑22985)

Smead Value Fund
Class I2 Shares (SVFIX)*
Class R3 Shares (SVFRX)*
Class R4 Shares (SVFLX)*
Prospectus
March 30, 2024
as amended and restated December 27, 2024
The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

*	These share classes are not yet in operation and thus are not currently offered for purchase by the Smead Value Fund.

Smead Funds Trust (the “Trust”)
Smead Value Fund
a series of the Trust

Fund Summary – Smead Value Fund

Investment Objective. The investment objective of the Smead Value Fund (the “Fund”) is long-term capital appreciation.
Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	Class I2 shares	Class R3 shares	Class R4 shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I2 Shares	Class R3 Shares	Class R4 Shares
Management Fees	0.75%	0.75%	0.75%
Rule 12b‑1 Fees	None	0.50%	0.25%
Shareholder Servicing Fee	0.10%	None	None
Other Expenses(1)	0.05%	0.05%	0.05%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses	0.91%	1.31%	1.06%

(1)	Class I2 shares, Class R3 shares and Class R4 shares have not commenced operations. These expenses are estimated based on the other expenses of the Fund for the fiscal year ended November 30, 2023.
Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class I2 shares
(if you redeem your shares)	$93	$290	$504	$1,120
(if you did not redeem your shares)	$93	$290	$504	$1,120
Class R3 shares
(if you redeem your shares)	$133	$415	$718	$1,579
(if you did not redeem your shares)	$133	$415	$718	$1,579
Class R4 shares
(if you redeem your shares)	$108	$337	$585	$1,294
(if you did not redeem your shares)	$108	$337	$585	$1,294
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.60% of the average value of its portfolio.
Principal Investment Strategies. To achieve its investment objective, the Fund will maintain approximately 25‑30 companies in its portfolio and will invest in the common stocks of large capitalization (“large‑cap”) U.S. companies. The Fund considers large‑cap companies to be those publicly traded U.S. companies with capitalizations exceeding $5 billion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the Fund purchases the company’s securities.

1

The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary (goods and services considered non‑essential by consumers), energy (services related to the production and supply of energy), financials (financial services provided to retail and commercial customers), health care (medical services, goods and equipment), real estate (services related to real estate development and operation) and telecommunication services (telecom services, goods and equipment).
The Adviser selects the Fund’s investments by screening large‑cap U.S. companies using the following eight criteria:
Required over entire holding period:

•	products or services that meet a clear economic need;

•	strong competitive advantage (barriers to entry);

•	long history of profitability and strong metrics;

•	generates high levels of cash flow;

•	available at a low price in relation to intrinsic value (the perception of value based on all factors of business, tangible and intangible);
Favored, but not required:

•	management’s history of shareholder friendliness (dividends, buybacks, earnings quality, reporting transparency, executive compensation and acquisition history);

•	strong balance sheet; and

•	strong management (directors and officers) ownership (preferably with recent purchases).
The Fund’s portfolio is built around high quality companies whose businesses have strong competitive advantages that the Adviser believes can be sustained for the long term. When a security is purchased, the Adviser frequently monitors the security for large price declines in an effort to protect from single stock risk on new investments. The Fund aims to be a low‑turnover fund, and the expected holding period of a newly purchased security is a minimum of three to five years.
The Fund is classified as a non‑diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.
Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•	Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•
Non‑Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

•
General Market Risk; Recent Market Events. The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline. If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, wars between Russia and Ukraine and in the Middle East and the impact of the coronavirus (COVID‑19) global pandemic. While U.S. and global economies are recovering from the effects of COVID‑19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict and the Israel-Hamas conflict, trade tensions and the possibility of a national or global recession have also contributed to market volatility. Under these circumstances, the Fund may experience high levels of shareholder redemptions and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

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•
Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If the Fund holds common stocks of any given issuer, it would generally be exposed to greater risk than if it held preferred stocks and debt obligations of the issuer because common shareholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred shareholders, bondholders and other creditors of such issuers. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline.

•
Large-Capitalization Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large‑cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

•	Company Risk. The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

•
Value Style Risk. Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

•
Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. If the Fund invests in only a few sectors, it will have more exposure to the price movements of those sectors.

Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Energy Sector Risk. The energy sector is subject to swift fluctuations in the price and supply of energy fuels caused by events relating to international politics, energy conservation initiatives, the success of exploration projects, the supply of, and demand for, specific energy-related products or services, and tax and other governmental regulatory policies.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Real Estate Sector Risk. The real estate sector is subject to rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean‑up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless telecommunication services industry can be significantly affected by failures to obtain, or delays in obtaining, financing or regulatory approval, intense competitions, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. The media and entertainment industry can be significantly affected by technological advances and government regulation.

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•
Volatility Risk. The value of the Fund’s assets may fluctuate significantly over a short period of time. Accordingly, investors should understand that the results of a particular period will not necessarily be indicative of results in future periods. Changes in the degree of volatility of the market from the Adviser’s expectations may produce material losses to the Fund.

•
Cybersecurity Risk. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund and its service providers can be potentially breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Performance. The Fund previously operated as a series of Trust for Professional Managers (the “Value Predecessor Fund”). Before the Fund commenced operations, all of the assets and liabilities of the Value Predecessor Fund were transferred to the Fund in a reorganization (the “Reorganization”), effective as of November 21, 2014. Accordingly, the performance shown in the bar chart and the performance tables for the periods prior to November 21, 2014 represent the performance of the Value Predecessor Fund. The Fund assumed the performance and accounting history of the Value Predecessor Fund prior to the date of the Reorganization.
The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and since inception periods compare with those of a broad measure of market performance and the returns of an additional index of securities with characteristics similar to those that the Fund typically holds. Remember, past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at https://smeadcap.com/smead-value-fund/ or by calling the Fund toll-free at 877‑807‑4122.
The annual returns shown in the bar chart are for Investor Class shares, and such share class is offered by the Fund in a separate prospectus. The other classes of shares, net of any applicable sales charges, would have substantially similar annual returns to those of Investor Class shares because all of the classes of shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different sales charges, distribution fees and/or service fees and expenses.
Investor Class Shares
Calendar Year Returns as of December 31, 2023

The calendar year‑to‑date return for the Investor Class shares of the Fund as of December 31, 2023 was 16.81%. During the period shown in the bar chart, the best performance for a quarter was 21.86% (for the quarter ended June 30, 2020) and the worst performance was ‑32.02% (for the quarter ended March 31, 2020).

Average Annual Total Returns (Periods Ended December 31, 2023)
	One Year	Five Years	Ten Years	Since Inception
Investor Class Shares
Return Before Taxes	16.81%	15.75%	11.49%	10.04%
Return After Taxes on Distributions	16.44%	15.09%	10.58%	9.38%

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Average Annual Total Returns (Periods Ended December 31, 2023)
	One Year	Five Years	Ten Years	Since Inception
Return After Taxes on Distributions and Sale of Fund Shares	10.21%	12.61%	9.23%	8.34%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%	9.92%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	11.46%	10.91%	8.40%	7.33%
Investor Class shares of the Fund commenced operations on January 2, 2008. Class I2 shares, Class R3 shares and Class R4 shares have not commenced operations as of the date of this Prospectus.
After‑tax returns are shown for Investor Class shares only and will vary for the other shares classes. After‑tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and after‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred or other tax‑advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRA”).
In certain instances, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures because the sale of Fund shares gives rise to an assumed tax benefit that increases the after‑tax return.
Management
Investment Adviser. Smead Capital Management, Inc. is the Fund’s investment adviser.
Portfolio Managers. William W. Smead, Chief Investment Officer of the Adviser, is the lead portfolio manager of the Fund and has managed or co‑managed the Fund since it commenced operations in January 2008. Cole W. Smead, CFA®, Chief Executive Officer and President of the Adviser, has co‑managed the Fund since August 2014.
Purchase and Sale of Fund Shares. You may purchase or redeem shares by mail (Smead Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175 (for regular mail) or Smead Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212 (for overnight or express mail), or by telephone at 877‑807‑4122 or by wire. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. Minimum initial and subsequent investment amounts are shown below.

Minimum Initial Investment
Class I2 shares	$1,000,000
Class R3 shares	$25,000
Class R4 shares	$25,000
Subsequent Investments
Class I2 shares	$100
Class R3 shares	$100
Class R4 shares	$100
Tax Information. The Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax‑deferred or other tax‑advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax‑deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective
The Fund’s investment objective is long-term capital appreciation.
Principal Investment Strategies
Principal Investment Strategies. To achieve its investment objective, the Fund will maintain approximately 25‑30 companies in its portfolio and will invest in common stocks of large‑cap U.S. companies. The Fund considers large‑cap companies to be those publicly traded U.S. companies with capitalizations exceeding $5 billion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the Fund purchases the company’s securities.
The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, energy, financials, health care, real estate and telecommunication services. The consumer discretionary sector consists of goods and services that are considered non‑essential by consumers, but desirable if their available income is sufficient to purchase them, such as consumer durables, hotels, restaurants, media, retailing and automobiles. The energy sector consists of companies involved production and sale of energy including companies involved in the exploration and development of oil or gas reserves, oil and gas drilling, and refining. The financials sector consists of firms, such as banks, investment funds, insurance companies and real estate, that provide financial services to commercial and retail customers. The health care sector consists of companies that provide medical services, manufacture medical equipment or drugs, provide medical insurance or otherwise facilitate the provision of health care to patients. The real estate sector consists of companies engaged in real estate development and operation, such as real estate agents, brokers and appraisers and equity real estate investment trusts that invest primarily in commercial properties (e.g., office buildings, retail centers, apartment buildings). The telecommunication services sector consists of companies that transmit data in words, voice, audio, or video across the globe, including telecom equipment, telecom services and wireless communication.
The Adviser selects the Fund’s investments by screening large‑cap U.S. companies using the following eight criteria:
Required over entire holding period:

•	products or services that meet a clear economic need;

•	strong competitive advantage (barriers to entry);

•	long history of profitability and strong metrics;

•	generates high levels of cash flow;

•	available at a low price in relation to intrinsic value (the perception of value based on all factors of business, tangible and intangible);
Favored, but not required:

•	management’s history of shareholder friendliness (dividends, buybacks, earnings quality, reporting transparency, executive compensation and acquisition history);

•	strong balance sheet; and

•	strong management (directors and officers) ownership (preferably with recent purchases).
Taking into consideration the eight criteria above, the Adviser intends to buy high quality companies. The Adviser defines high quality companies as having a strong balance sheet, high and consistent free cash flow and strong operating metrics. Because the Adviser purchases securities for their long-term prospects, the Adviser generally avoids companies that are cyclical or highly capital intensive in nature.
The Adviser’s sell discipline is time-oriented wherein the Adviser will give companies three to five years to demonstrate the fundamentals discussed above. The Adviser will sell a company if there is a large decline in price or a deterioration in the fundamentals of the underlying company. The Fund aims to be a low‑turnover fund, and the expected holding period of a newly purchased security is a minimum of three to five years.

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The Fund is classified as a non‑diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.
Temporary Strategies; Cash or Similar Investments. For temporary defensive purposes, the Adviser may from time to time invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments in order to meet redemption requests or as a defensive measure in response to adverse market, economic, political or other conditions. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may be inconsistent with the Fund’s principal investment strategies or may result in the Fund not achieving its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.
Change in Investment Objective and Strategies. The investment objective, strategies and policies described above may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.
Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:
General Market Risk; Recent Market Events. The investments we make for clients are subject to market risk, which may cause the value of an investment to decline if the value of an individual company or multiple companies declines. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, wars between Russia and Ukraine and in the Middle East and the impact of the coronavirus (COVID‑19) global pandemic. While U.S. and global economies are recovering from the effects of COVID‑19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict and the Israel-Hamas conflict, trade tensions and the possibility of a national or global recession have also contributed to market volatility.
Large-Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large‑cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Market capitalizations of companies change over time. The Fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range for the Fund.
Non‑Diversification Risk. The Fund is classified as “non‑diversified.” This means that the Fund may invest a greater percentage of its assets in the securities of fewer issuers than a “diversified” fund, and accordingly may be more vulnerable to changes in the value of those issuers’ securities. Because the Fund invests in the securities of a limited number of issuers it is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.
Management Risk. The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.
Company Risk. The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.
Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking

7

crises. If a Fund holds common stocks of any given issuer, it would generally be exposed to greater risk than if it held preferred stocks and debt obligations of the issuer because common shareholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred shareholders, bondholders and other creditors of such issuers. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Non‑U.S. equity markets tend to reflect local economic and financial conditions, and therefore, trends often vary from country to country and region to region.
Value Style Risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the Adviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the Adviser to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the Adviser investing in such securities, if other investors fail to recognize the company’s value or invest in markets favoring faster growing companies. The Fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks.
Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.
Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Energy Sector Risk. The energy sector is subject to swift fluctuations in the price and supply of energy fuels caused by events relating to international politics, energy conservation initiatives, the success of exploration projects, the supply of, and demand for, specific energy-related products or services, and tax and other governmental regulatory policies.
Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.
Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Real Estate Sector Risk. The real estate sector is subject to rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean‑up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.
Telecommunication Services Sector Risk. The telecommunication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless telecommunication services industry can be significantly affected by failures to obtain, or delays in obtaining, financing or regulatory approval, intense competitions, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. The media and entertainment industry can be significantly affected by technological advances and government regulation.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

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Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”). Disclosure of the Fund’s holdings is required to be made semi-annually within 60 days of the end of each fiscal six‑month period in the annual and semi-annual reports to Fund shareholders. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N‑PORT. The annual and semi-annual reports to Fund shareholders are available free of charge by contacting Smead Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, by calling 877‑807‑4122, or on the Fund’s website at https://smeadcap.com/smead-value-fund/. The Form N‑PORT is available on the SEC’s website at www.sec.gov.
Management of the Fund

The Adviser
Advisory Agreement. The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, Smead Capital Management, Inc., located at 2502 East Camelback Road, Suite 210, Phoenix, Arizona 85016, under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees. The Adviser has been providing investment advisory services to separate accounts and mutual funds since the firm was established in July of 2007. As of December 31, 2023, the Adviser managed approximately $ 6.1 billion in assets, including assets other than the Fund. Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 0.75% of the Fund’s average daily net assets, payable on a monthly basis in arrears.
For the fiscal year ended November 30, 2023, the Adviser received $34,733,326, or 0.75% of the Fund’s average daily net assets, in advisory fees.
Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Fund in accordance with its investment objective and policies and, making decisions with respect to, all purchases and sales of the Fund’s portfolio securities. The Adviser also maintains related records for the Fund.
Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses to ensure that the Fund’s total annual fund operating expenses (excluding any taxes, expenses of leverage, interest, brokerage commissions, dividends and interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed a percentage of the Fund’s average net assets of the applicable share class as set forth below through March 31, 2025, subject thereafter to annual renewal of the agreement by the Board of Trustees.

Share Class	Operating Expense Limit
Class I2 shares	0.94% of the average net assets
Class R3 shares	1.34% of the average net assets
Class R4 shares	1.09% of the average net assets
The Adviser is permitted to recoup management fee waivers and/or expense payments made in the three calendar years from the date fees were waived or expenses were reimbursed. The Fund may make such repayments to the Adviser if such repayment does not cause such Fund’s total expense ratio (taking into account the recoupment) to exceed the expense cap at the time such amounts were waived or the Fund’s then current expense cap. Any such recoupment will be reviewed by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment of management fees and/or expenses. This operating expense limitation agreement will terminate on March 31, 2025, and may only be terminated earlier than such date by, or with the consent of, the Board of Trustees.
A discussion regarding the basis of the approval by the Board of Trustees of the Advisory Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended November 30, 2023.

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Portfolio Managers
William W. Smead has served as the lead Portfolio Manager for the Fund since its inception in January 2008 and is primarily responsible for the day‑to‑day management of the Fund’s portfolio. Mr. Smead founded the Adviser in July 2007, and currently serves as Chairman and Chief Investment Officer of the firm. Prior to founding the Adviser, Mr. Smead served as Portfolio Manager and Director of Investments for Smead Investment Group of Wachovia Securities from September 2001 through June 2007. Prior to that, Mr. Smead served as a financial advisor and portfolio manager with Smith Barney from February 1993 to September 2001. Mr. Smead has over 40 years of experience in the investment industry.
Cole W. Smead, CFA®, has served as a Portfolio Manager for the Fund since August 2014 and is jointly responsible for the day‑to‑day management of the Fund’s portfolio. Mr. Smead joined the Adviser at its inception in 2007 and currently serves as Chief Executive Officer and President of the firm. Mr. Smead received his B.A. in Economics/History from Whitman College in 2006. Prior to joining the Adviser, Mr. Smead was a Financial Advisor at Wachovia Securities in Scottsdale, Arizona. Mr. Smead has over 15 years of experience in the investment industry and holds the Chartered Financial Analyst® designation.
As lead portfolio manager, Mr. William Smead has the ultimate decision-making authority with respect to the day‑to‑day management of the Fund’s portfolio. Mr. Cole Smead serves as the Fund’s co‑portfolio manager under the general supervision of Mr. William Smead.
The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of securities in the Fund.
CFA® is a registered trademark owned by the CFA Institute.
Shareholder Information

Choosing a Share Class
The Fund offers Class I2, Class R3 and Class R4 shares in this prospectus. Investor Class, Class A, Class I1, Class R1, Class R2, and Class Y shares are offered in a separate prospectus.
The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. Each class of shares has different expenses and distribution arrangements to provide for different investment needs. You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

Class I2 shares Availability	Generally available to direct investors and employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Fund. Direct investors may make investments directly through the Fund’s transfer agent.

Initial Sales Charge	None.

Deferred Sales Charge	None.

Rule 12b‑1 Fee	None.

Shareholder Servicing Fee	0.10% Annual Shareholder Servicing Fee. A maximum shareholder servicing fee of 0.25% of the Fund’s average daily net assets has been authorized.

Redemption Fees	None.

Advantage	No up‑front sales charge so you start off owning more shares.

Disadvantage	Limited availability, subject to ongoing shareholder servicing fees, and requires significant initial investment.

Class R3 shares Availability	Generally available through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Fund.

Initial Sales Charge	None.

Deferred Sales Charge	None.

Rule 12b‑1 Fee	0.50% Annual Rule 12b‑1 Fee.

Shareholder Servicing Fee	None.

Redemption Fees	None.

Advantage	No up‑front sales charge so you start off owning more shares.

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Disadvantage	Limited availability and subject to ongoing distribution fees.

Class R4 shares Availability	Generally available through employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Fund.

Initial Sales Charge	None.

Deferred Sales Charge	None.

Rule 12b‑1 Fee	0.25% Annual Rule 12b‑1 Fee.

Shareholder Servicing Fee	None.

Redemption Fees	None.

Advantage	No up‑front sales charge so you start off owning more shares.

Disadvantage	Limited availability and subject to ongoing distribution fees.
Class I2 shares are offered for sale at NAV without the imposition of a sales charge. Class I2 shares are subject to a Shareholder Servicing Fee of 0.10% of the average daily net assets of the Fund attributable to Class I2 shares computed on an annual basis.
Class R3 shares and Class R4 shares are offered for sale at NAV without the imposition of a sales charge. Class R3 shares are subject to a Rule 12b‑1 Fee of 0.50% of the average daily net assets of the Fund attributable to Class R3 shares, computed on an annual basis. Class R4 shares are subject to a Rule 12b‑1 Fee of 0.25% of the average daily net assets of the Fund attributable to Class R4 shares, computed on an annual basis.
Investors may purchase Class R3 or Class R4 shares only through participation in certain programs where program-level or omnibus accounts are held on the books of the Fund, including without limitation:

•	401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non‑qualified deferred compensation plans.
The maximum Shareholder Servicing Fees payable with regard to Class I2 shares is 0.25%. In the event the Fund increases the amount currently being charged under the Shareholder Servicing Fee, the Fund will give the affected shareholders 30 days’ prior written notice thereof.
Rule 12b‑1 Distribution Plan
The Fund has adopted a Distribution Plan (the “Distribution Plan”) pursuant to Rule 12b‑1 under the 1940 Act. Under the Distribution Plan, the Fund is authorized to pay the Distributor, or other such entities as approved by the Board of Trustees, a Rule 12b‑1 fee (the “Rule 12b‑1 Fee”) for the sale and servicing of the Fund’s Class R3 shares and Class R4 shares. The maximum amount of the Rule 12b‑1 Fee authorized under the Distribution Plan is expressed as a percentage of the Fund’s average daily net assets attributable to the applicable share class, as follows:

Share Class	Annual Rule 12b‑1 Fee
Class R3 shares	0.50%
Class R4 shares	0.25%
The Distributor may pay any or all of the Rule 12b‑1 Fee to other persons (including the Adviser, brokerage firms, depository institutions and other firms) for providing these services to the Fund and its shareholders. In addition, under the 12b‑1 Plan, a portion of the Rule 12b‑1 Fee (no more than 0.25% of the Fund’s average daily net assets, subject to the maximum annual rate of each share class) may be paid for sub‑accounting services provided to beneficial owners whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered clearing agents, as well as account maintenance and personal service to shareholders. These services may include, but are not limited to, assisting in, establishing and maintaining shareholder accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Fund to shareholders and receiving and answering correspondence. Because these fees are paid out of the Fund’s assets attributable to Class R3 shares and Class R4 shares on an on‑going basis, over time these fees will increase the cost of your investment in such share classes of the Fund and may cost you more than paying other types of sales charges.

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Shareholder Servicing Plan
The Fund has adopted a Shareholder Servicing Plan on behalf of its Class I2 shares, (the “Shareholder Servicing Plan”) that allows the Fund to make payments to financial intermediaries and other service providers in return for shareholder servicing and maintenance of shareholder accounts. The shareholder support services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records. The maximum amount of Shareholder Servicing Fees authorized under the Shareholder Servicing Plan is an annual rate of 0.25% of the Fund’s average daily net assets attributable to each share class subject to the plan. The Shareholder Servicing Fee currently being implemented is expressed as a percentage of the Fund’s average daily net assets attributable to the applicable share class, as follows:

Share Class	Annual Shareholder Servicing Fee
Class I2 shares	0.10%
While the Class I2 shares currently charge less than the maximum Shareholder Servicing Fee, the Fund may increase such fee, but not beyond the maximum of 0.25%, only after providing affected shareholders with 30 days’ prior written notice.
Share Price
The price of Fund shares is the NAV per share. The NAV per share is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the NAV, portfolio securities are valued using current fair market values or official closing prices, if available. The NAV is calculated at the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time). The NAV will not be calculated on days on which the NYSE is closed for trading.
Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day. Over‑the‑Counter Securities that are not traded on NASDAQ shall be valued at the most recent trade price.
Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service approved by the Board of Trustees (“Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are generally valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.
Redeemable securities issued by open‑end, registered investment companies, including money market funds, are valued at the NAV of such companies for purchase and/or redemption orders placed on that day.
In the absence of prices from a Pricing Service or in the event that market quotations are not readily available, fair value will be determined under the Fund’s valuation policies and procedures adopted pursuant to Rule 2a‑5. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund’s shares are accurately priced. Pursuant to these procedures, the Board of Trustees has appointed the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board of Trustees’ oversight. As the Valuation Designee, the Adviser has established a valuation committee (the “Valuation Committee”) to fulfill its responsibilities as Valuation Designee. When fair value pricing is employed, the prices of securities used by the Fund to

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calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or is realized upon sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than would be the case if the Fund were using market value pricing.
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable. Because foreign securities will be traded on days when the Fund does not price shares, the NAV may change on days when shareholders cannot buy or sell shares.
How to Purchase Shares
All purchase requests received in “Good Order” (defined below) by the Fund’s agents, including the Transfer Agent, or by an authorized financial intermediary (an “Authorized Intermediary,” as defined below) before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share plus any applicable sales charge. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share. An Authorized Intermediary is a financial intermediary (or its authorized designee) that has made arrangements with the Fund to receive purchase and redemption orders on its behalf. For additional information about purchasing shares through financial intermediaries, please see “Purchasing Shares Through a Financial Intermediary,” below.
All account applications (each an “Account Application”) to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any Account Application. Your order will not be accepted until a completed Account Application is received by the Transfer Agent.
The Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market timers,” as described under the section entitled “Tools to Combat Frequent Transactions,” below. In addition, a service fee, which is currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear. The Fund and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.
Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Minimum Initial Investment
Class I2 shares	$1,000,000
Class R3 shares	$25,000
Class R4 shares	$25,000
Subsequent Investments
Class I2 shares	$100
Class R3 shares	$100
Class R4 shares	$100

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The Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments. The Fund may waive the minimum initial investment as follows:

•	shares transferred from existing accounts if the registration or beneficial owner of the account remains the same;

•
employees, and families of employees (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons) of the Adviser and its affiliates;

•	employee benefit plans sponsored by the Adviser;

•	Trustees of the Fund;

•	institutional clients of the Adviser;

•	certain other separately managed account clients at the Adviser’s discretion; and

•	as otherwise deemed appropriate by the Board of Trustees.
Even with these waivers, some or all classes of shares of the Fund may not be available through your financial intermediary.
Your share price will be the next calculated NAV per share, plus any applicable sales charge, after the Transfer Agent or your Authorized Intermediary receives your purchase request in Good Order. For purchases made through the Transfer Agent, “Good Order” means that your purchase request includes:

•	the name of the Fund;

•	the dollar amount of shares to be purchased;

•	your Account Application or investment stub; and

•	a check payable to “Smead Value Fund.”
For information about your financial intermediary’s requirements for purchases in Good Order, please contact your financial intermediary.
Purchase by Mail. To purchase the Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to “Smead Value Fund” to the Transfer Agent as follows:

Regular Mail	Overnight or Express Mail
Smead Funds c/o UMB Fund Services, Inc. P.O. Box 2175 Milwaukee, Wisconsin 53201-2175	Smead Funds c/o UMB Fund Services, Inc. 235 West Galena Street Milwaukee, Wisconsin 53212-3948
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Only actual physical receipt by the Transfer Agent of purchase orders or redemption requests (e.g., retrieving mail from the post office box or accepting delivery from a delivery service) constitutes receipt by the Transfer Agent. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. All purchases by check must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, post-dated online bill pay checks, or any conditional order or payment.
It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.
Purchase by Wire. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire please call the Transfer Agent at 877‑807‑4122 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund you are purchasing, your name and account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

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UMB Bank, N.A.
1010 Grand Blvd
Kansas City MO 64106

ABA Number: 101000695
DDA Number: 9872324749
Credit Account: Smead Funds
• Further Credit: Shareholder Name
• Shareholder Account Number
• Fund and Class to be purchased
Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing. The Fund and The Northern Trust Company, the Fund’s custodian, are not responsible for the consequences of delays from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Investing by Telephone. If you have accepted telephone privileges on the Account Application, and your account has been open for 15 days, you may purchase additional shares by calling the Fund toll free at 877‑807‑4122. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed.
Purchasing Shares Through a Financial Intermediary. Investors may be charged a fee if they effect transactions through a financial intermediary. If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales. Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund toll free at 877‑807‑4122, or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”
If you place an order for the Fund’s shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the next calculated NAV, plus any applicable sales charge, after the Transfer Agent receives your order. The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.
In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the NAV next calculated after receipt by the Authorized Intermediary (or its authorized designee), consistent with applicable laws and regulations. Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Fund.
Financial intermediaries, including Authorized Intermediaries, may set cut‑off times for the receipt of orders that are earlier than the cut‑off times established by the Fund. For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.

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Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with this law, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;

•	date of birth (individuals only);

•	Social Security Number or taxpayer identification number; and

•	permanent street address (a P.O. Box alone is not acceptable).
Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts will require additional documentation.
If any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at 877‑807‑4122.
How to Redeem Shares
Orders to sell or “redeem” shares may be placed either directly with the Transfer Agent or through a financial intermediary. If you originally purchased your shares through a financial intermediary, including an Authorized Intermediary, your redemption order must be placed with the same financial intermediary in accordance with the procedures established by that financial intermediary. Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. You may redeem Fund shares on any business day that the Fund calculates its NAV. To redeem shares directly with the Fund, you must contact the Fund either by mail or by telephone to place a redemption order. Your redemption request must be received in Good Order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or by your Authorized Intermediary. Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE will be treated as though received on the next business day.
Shareholders who hold shares of the Fund through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax. IRA and retirement plan redemptions from accounts for which UMB Bank, n.a. serves as custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non‑Roth IRA distributions when federal withholding applies. Please consult with your tax professional.
Payment of Redemption Proceeds. You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in Good Order (less any applicable redemption charges). Your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds with respect to all requests received by the Transfer Agent in Good Order before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent on the next business day regardless of the method of payment.
A redemption request made through the Transfer Agent will be deemed in “Good Order” if it includes:

•	the shareholder’s name;

•	the name of the Fund you are redeeming;

•	the account number;

•	the share or dollar amount to be redeemed; and

•	signatures by all shareholders on the account and a signature guarantee(s), if applicable.

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For information about your financial intermediary’s requirements for redemption requests in Good Order, please contact your financial intermediary.
You may have the proceeds (less any applicable redemption fee) sent by check to the address of record, wired to your pre‑established bank account or sent by electronic funds transfer through the ACH network using the bank instructions previously established for your account. Within the first sixty days of purchase, the Fund does not allow the redemption of Fund shares purchased via ACH, unless the redemption proceeds are sent to the originating bank for the benefit of the registered account owner. Redemption proceeds will typically be sent on the business day following your redemption. Wires are subject to a $15 service fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption. In all cases, proceeds will be processed within seven calendar days after the Transfer Agent receives your redemption request.
Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders. Your ability to redeem shares by telephone may be delayed or restricted after you change your address online or by telephone. You may change your address at any time by a written request, addressed to the Transfer Agent. Confirmation of an address change will be sent to both your old and new address. The Fund is not responsible for interest lost on redemption amounts due to lost or misdirected mail.
To meet redemption requests, the Fund typically expects to use cash reserves held in the portfolio and/or the proceeds from sales of portfolio securities effected shortly after the redemption request. The Fund may also meet redemption requests by borrowing under a line of credit or through overdrafts with its custodian.
While the Fund generally pays redemptions in cash, the Fund may also redeem shares in kind, as described in the section entitled “Other Fund Policies – Redemption in Kind,” below. The Fund reserves the right to employ these additional methods if conditions exist which make cash payments undesirable.
Medallion Signature Guarantees. The Transfer Agent may require a Medallion Signature Guarantee for certain redemption requests. A Medallion Signature Guarantee ensures that your signature is genuine and protects you from unauthorized account redemptions. Medallion Signature Guarantees can be obtained from banks and securities dealers, but not from a notary public. A Medallion Signature Guarantee of each owner is required in the following situations:

•	if ownership is being changed on your account;

•	when redemption proceeds are payable or sent to any person, address or bank account not on record;

•	if a change of address request was received by the Transfer Agent within the last 15 calendar days; and

•	for all redemptions in excess of $100,000 from any shareholder account.
Non‑financial transactions, including establishing or modifying certain services on an account, will require a Medallion Signature Guarantee.
In addition to the situations described above, the Fund and the Transfer Agent reserve the right to require a Medallion Signature Guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.
Redemption by Mail. You can execute most redemptions by furnishing an unconditional written request to the Transfer Agent to redeem your shares at the current NAV per share. Redemption requests in writing should be sent to the Transfer Agent at:

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Regular Mail Smead Funds c/o UMB Fund Services, Inc. P.O. Box 2175 Milwaukee, Wisconsin 53201-2175	Overnight or Express Mail Smead Funds c/o UMB Fund Services, Inc. 235 West Galena Street Milwaukee, Wisconsin 53212-3948
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the UMB Fund Services, Inc. post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.
Telephone Redemption. If you have been authorized to perform telephone transactions (either by completing the required portion of your Account Application or by subsequent arrangement in writing with the Fund), you may redeem shares, up to $100,000, by instructing the Fund by telephone at 877‑807‑4122.
Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. If you hold your shares through an IRA, you may not redeem shares by telephone.
All telephone calls are recorded for your protection. Written confirmation will be provided for all purchase and redemption transactions initiated by telephone.
Wire Redemption. Wire transfers may be arranged to redeem shares for amounts of $1,000 or more. The Transfer Agent charges a fee, currently $15 per wire, which will be deducted from your proceeds on a complete or share-specific trade. The fee will be deducted from your remaining account balance on dollar specific redemptions.
The Fund’s Right to Redeem an Account. The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV or for market reasons. The Fund will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account. A redemption by the Fund may result in a capital gain or loss for federal income tax purposes.
Exchanging or Converting Shares
This Prospectus offers certain share classes of the Fund. A separate Prospectus offers additional shares of the Fund as well as shares of the Smead International Value Fund, another series of the Trust available for purchase by investors.
Exchanging Shares. You may exchange all or a portion of your investment from the share class of one Smead Fund to an identically registered account in the same share class of another Smead Fund. Any new account established through an exchange will be subject to the minimum investment requirements described above under “How to Purchase Shares,” unless the account qualifies for a waiver of the initial investment requirement. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable capital gain or loss.
Converting Shares. Shareholders may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class. A conversion from one class to another class within the Fund will not be a taxable transaction.
An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion between share classes of the Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes. The Fund may change, suspend or terminate this conversion feature at any time.
Call the Fund (toll-free) at 877‑807‑4122 to learn more about share conversions.

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Tools to Combat Frequent Transactions
The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity and using fair value pricing procedures, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests. Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.
Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.
Omnibus Accounts. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non‑disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Fund’s ability to monitor and discourage abusive trading practices in non‑disclosed and omnibus accounts may be limited.
Fair Value Pricing. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s Pricing Service does not provide a valuation (or provides a valuation that, in the judgment of the Valuation Committee, does not represent the security’s fair value), or when, in the judgment of the Valuation Committee, events have rendered the fair market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share. More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Share Price.”
Other Fund Policies
Telephone Transactions. If you elect telephone privileges on the Account Application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

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During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your requests to the Fund at the address listed previously in the “How to Purchase Shares” section.
Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE (generally 4:00 p.m., Eastern Time).
Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;

•	the name in which your account is registered; or

•	the Social Security or taxpayer identification number under which the account is registered.
Redemption in Kind. The Fund generally pays redemption proceeds in cash. However, the Trust has filed a notice of election under Rule 18f‑1 under the 1940 Act with the SEC, under which the Trust has reserved the right to redeem in kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a fair market value equal to the redemption price. Specifically, if the amount you are redeeming during any 90‑day period is in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the net assets of the Fund in securities instead of cash. The Fund may also redeem in‑kind redemption requests that are below the Rule 18f‑1 limit, but only with the consent of the redeeming shareholder. If the Fund does redeem shares in‑kind, you will likely have to pay brokerage commissions to sell the securities or other assets delivered to you as well as any taxes on any capital gains incurred upon sale. In addition, the securities or other assets distributed to you will continue to be subject to market risk until they are sold.
Except as otherwise permitted, portfolio securities distributed pursuant to a redemption in‑kind will generally be comprised of a pro‑rata portion, or a representative sample basket, of the Fund’s portfolio holdings. Notwithstanding the foregoing, provided that the redeeming shareholder is not an affiliate of the Trust or the Adviser, the Fund may distribute portfolio securities pursuant to a redemption in‑kind request that is comprised of securities selected by the Adviser in a manner that does not reflect a pro rata distribution of such securities, on the condition that the Adviser determines that the non‑pro rata distribution is in the best interest of the Fund and its shareholders.
Policies of Other Financial Intermediaries. An Authorized Intermediary may establish policies that differ from those of the Fund. For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Please contact your Authorized Intermediary for details. Shares of the Fund have not been registered for sale outside of the United States.
Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, supplements and other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 877‑807‑4122 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Inactive Accounts. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Fund is unable to locate an investor, it will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.
Closure of the Fund. The Adviser retains the right to close the Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Adviser may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

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Limitations on Shareholder Derivative Actions
Shareholders of the Trust or any series thereof, including each Fund, may not bring a derivative action to enforce a right of the Trust or an affected series, as applicable, unless the following requirements, described in Article VII, Section 2, of the Trust’s Declaration of Trust, have been met:

(a)
shareholder may bring a derivative action only if the shareholder makes a pre‑suit written demand upon the Board of Trustees which complies with the requirements of Article VIII, Section 2(a)(iii) of the Declaration of Trust;

(b)	shareholders owning shares representing at least 10% of the voting power of the Trust or the affected series, as applicable, must join in bringing the derivative action;

(c)	those Trustees who are not deemed to be “interested persons” of the Trust (as defined in the 1940 Act) will consider the merits of the claim within 30 calendar days of the receipt of such demand;

(d)
if those Trustees determine that maintaining a suit would not be in the best interests of the Trust or the affected series, the complaining shareholders will be barred from commencing the derivative action; and

(e)	if those Trustees determine that such a suit should be maintained, then the officers of the Trust will initiate the suit directly rather than derivatively.
Please be advised that the provisions set forth in clauses (b), (d) and (e) above do not apply to claims arising under the federal securities laws.
Distribution of Fund Shares

The Distributor
Prior to December 6, 2024, the Fund’s distributor was UMB Distribution Services, LLC, located at 235 West Galena Street, Milwaukee, Wisconsin 53212. Foreside Financial Group, LLC (d/b/a ACA Group) acquired UMB Distribution Services, LLC pursuant to a transaction in which UMB Distribution Services, LLC became part of ACA Group’s distribution services arm (ACA Foreside). The Fund’s new distributor and principal underwriter, Distribution Services, LLC, is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Fund are offered on a continuous basis.
Payments to Financial Intermediaries
The Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non‑cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to distribution and/or service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. Additionally, such cash compensation may be paid to intermediaries for the opportunity for the Fund to be sold through the intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. Flat fees on a one‑time or irregular basis may be made for the initial set‑up of the Fund on an intermediary’s systems, participation or attendance at an intermediary’s meetings, or for other reasons. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. If a dealer is paid a finder’s fee during year one, that dealer will not receive a 12b‑1 fee until year two.

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Distributions and Taxes

Distributions
The Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December. The Fund may make additional distributions if it deems it desirable at another time during any year.
All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.
If you wish to change your distribution option, write by regular mail to Smead Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, by overnight or express mail to Smead Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 5212-3948, or call the Transfer Agent at 877‑807‑4122 in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent receives the request.
If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.
Federal Income Tax Consequences
Changes in income tax laws potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of the changes could affect the timing, amount and tax treatment of a Fund’s distributions made to shareholders. Please consult your tax adviser before investing.
Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends and net short-term capital gain), if any, are generally taxable to the Fund’s shareholders as ordinary income. For non‑corporate shareholders, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to net long-term capital gains, if certain holding period requirements have been satisfied by the Fund and the shareholder. For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.
Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable to the Fund’s shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.
You will be taxed in the same manner whether you receive your distributions (whether of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.
In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

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Shareholders who sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption (including redemptions in‑kind), and how long the shares were held by a shareholder. Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, exchanging or redeeming shares of the same Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares.
The Fund is required to report to the Internal Revenue Service (“IRS”) and certain shareholders the cost basis of Fund shares when such shareholders subsequently sell, exchange or redeem those shares. The Fund will determine cost basis using the average cost method unless you elect in writing any alternate IRS‑approved cost basis method. Please see the SAI for more information regarding cost basis reporting.
The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders. Distributions made by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign, or local tax considerations applicable to a particular investor. This discussion is based on the Code, Treasury Regulations, judicial decisions, and IRS guidance, all of which are subject to change, and possibly with retroactive effect. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which would affect the accuracy of any statements made in this section. You are urged to consult your own tax adviser.
Financial Highlights

The following financial highlights tables show the financial performance information for the Investor Class, shares of the Value Fund for the fiscal years ended November 30, 2019, 2020, 2021, 2022 and 2023. Because the Class I2 shares, Class R3 shares and Class R4 shares of the Fund have not yet commenced operations, there are no financial highlights available at this time for those share classes. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all distributions). This information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Fund, whose report, along with the Fund’s financial statements, are included in the Fund’s 2023 Annual Report to Shareholders, which is available upon request.

	Income from investment operations			Less distributions paid
	Net Asset Value, Beginning of Period	Net investment income(1)	Net realized and unrealized gain/(loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investments	Total distributions paid
Investor Class
November 30, 2023	$70.77	$1.02	$(0.53)	$0.49	$(0.47)	$(0.71)	$(1.18)
November 30, 2022	$69.63	$0.49	$3.35	$3.84	$(0.15)	$(2.55)	$(2.70)
November 30, 2021	$49.68	$0.17	$20.49	$20.66	$(0.35)	$(0.36)	$(0.71)
November 30, 2020	51.55	0.52	(0.47)	0.05	(0.35)	(1.57)	(1.92)
November 30, 2019	49.13	0.33	5.19	5.52	—	(3.10)	(3.10)

			Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets
Net Asset Value, End of Period	Total Return(2)	Net assets at end of period (000’s)	Before waivers and recoupment of expenses	After waivers and recoupment of expenses	Before waivers and recoupment of expenses	After waivers and recoupments of expenses	Portfolio turnover rate
$70.08	0.77%	$97,660	1.18%	1.18%	1.50%	1.50%	15.60%
$70.77	5.70%	$107,324	1.19%	1.19%	0.73%	0.73%	11.15%

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			Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets
Net Asset Value, End of Period	Total Return(2)	Net assets at end of period (000’s)	Before waivers and recoupment of expenses	After waivers and recoupment of expenses	Before waivers and recoupment of expenses	After waivers and recoupments of expenses	Portfolio turnover rate
$69.63	42.10%	$109,938	1.19%	1.19%	0.27%	0.27%	17.40%
49.68	0.09%	79,894	1.22%	1.22%	1.16%	1.16%	40.26%
51.55	12.38%	117,805	1.24%	1.24%	0.71%	0.71%	20.75%

(1)	Based on average shares outstanding of the Value Fund.
(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Value Fund, assuming reinvestment of dividends.
PRIVACY NOTICE

The Fund collects non‑public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and/or

•	information about your transactions with us or others.
We do not disclose any non‑public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non‑public personal information and require third parties to treat your non‑public personal information with the same high degree of confidentiality.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non‑public personal information would be shared with unaffiliated third parties.
Investment Adviser
Smead Capital Management, Inc.
2502 East Camelback Road, Suite 210
Phoenix, Arizona 85016
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115
Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

24

Custodian, Fund Accountant and Fund Administrator
The Northern Trust Company
50 S. LaSalle Street
Chicago, Illinois 60603
Transfer Agent and Dividend Paying Agent
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212-3948
Distributor
Distribution Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

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Smead Value Fund
a series of Smead Funds Trust
FOR MORE INFORMATION
You can find more information about the Fund in the following documents:
Statement of Additional Information
The Fund’s SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s last fiscal year.
You can obtain a free copy of these documents, request other information or make general inquiries about the Fund by calling the Fund (toll-free) at 877‑807‑4122, by visiting the Fund’s website at https://smeadcap.com/smead-value-fund/ or by writing to:

Regular Mail Smead Funds c/o UMB Fund Services, Inc. P.O. Box 2175 Milwaukee, Wisconsin 53201-2175	Overnight or Express Mail Smead Funds c/o UMB Fund Services, Inc. 235 West Galena Street Milwaukee, Wisconsin 53212-3948
Reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or

•	for a fee, by electronic request at the following e‑mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑22985)

Statement of Additional Information

March 30, 2024

as amended and restated December 27, 2024

	Investor Class Shares		Class A Shares		Class C Shares		Class I1 Shares		Class I2 Shares		Class R1 Shares		Class R2 Shares		Class Y Shares
Smead International Value Fund	(SVXLX	)	(SVXAX	)	(SVXCX	)	(SVXFX	)	(SVXIX	)	—		—		(SVXYX	)
Smead Value Fund	(SMVLX	)	(SVFAX	)	(SVFCX	)	(SVFFX	)	—		(SVFDX	)	(SVFKX	)	(SVFYX	)

Smead Funds Trust (“Smead Funds” or the “Trust”) is an open-end management investment company issuing shares in two (2) separate series or “Funds”, each of which is publicly offered and described herein: Smead International Value Fund (the “International Value Fund”) and Smead Value Fund (the “Value Fund”). This Statement of Additional Information (“SAI”) describes the Investor Class shares, Class A shares, Class C shares, Class I1 shares, Class I2 shares and Class Y shares of the International Value Fund, and the Investor Class shares, Class A shares, Class C shares, Class I1 shares, Class R1 shares, Class R2 shares and Class Y shares of the Value Fund. The Class I2 shares, Class R3 shares and Class R4 shares of the Value Fund are described in a separate prospectus and statement of additional information. This SAI is not a prospectus and should be read in conjunction with the Funds’ current prospectus relating to the share classes specified in the table above, dated March 30, 2024, and amended and restated December 27, 2024 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference.

The audited financial statements of the Funds for the fiscal year ended November 30, 2023, are incorporated herein by reference to the Funds’ 2023 Annual Report to Shareholders. The International Value Fund succeeded to substantially all of the assets and liabilities of the Smead International Value Fund LP, a Delaware Limited Partnership (the “International Value Predecessor Fund”), in exchange solely for Class I1 shares of the International Value Fund on January 11, 2022 (the “Reorganization”).

To obtain a copy of the Funds’ Prospectus or 2023 Annual Report to Shareholders free of charge, please visit https://smeadcap.com/smead-funds/, call the Funds at 877-807-4122 or write to the following addresses: for Regular Mail, Smead Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175 and for Overnight or Express Mail, Smead Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212-3948.

THE TRUST

Smead Funds Trust is a Delaware statutory trust organized on July 17, 2014, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust currently offers two series, the International Value Fund and the Value Fund, each of which is non-diversified. The Value Fund commenced operations on November 21, 2014, and the International Value Fund commenced operations on January 12, 2022. The International Value Fund and Value Fund are each referred to herein as a “Fund” and collectively, the “Funds.”

As of the date of the Reorganization, the International Value Fund succeeded to substantially all the assets and liabilities of the International Value Predecessor Fund. Smead Private Fund Advisers, LLC, an affiliate of Smead Capital Management, Inc., the investment adviser to the International Value Fund and the Value Fund, served as the General Partner for the International Value Predecessor Fund since its inception on January 12, 2015.

The Trust is authorized to issue an unlimited number of interests (or shares). Interests in each Fund are represented by shares of beneficial interest each with a par value of $0.001. Each share of the Trust has equal voting rights and liquidation rights, and shares are voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shareholders do not have preemptive rights or conversion rights. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

The Trust has adopted a multiple class plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each class of a Fund, and has reserved the right to create and issue additional series or classes. Currently, the International Value Fund has six classes of shares: Investor Class shares, Class A shares, Class C shares, Class I1 shares, Class I2 shares, and Class Y shares. Currently, the Value Fund has ten classes of shares: Investor Class shares, Class A shares, Class C shares, Class I1 shares, Class I2 shares, Class R1 shares, Class R2 shares, Class R3 shares, Class R4 shares and Class Y shares. This SAI describes the Investor Class shares, Class A shares, Class C shares, Class I1 shares, Class I2 shares and Class Y shares for the International Value Fund, and the Investor Class shares, Class A shares, Class C shares, Class I1 shares, Class R1 shares, Class R2 shares and Class Y shares for the Value Fund. The Class I2 shares, Class R3 shares and Class R4 shares for the Value Fund are described in a separate prospectus and statement of additional information.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to such Fund and is entitled to such distributions out of the income belonging to that Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in case of any liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of a Fund received for the issuance or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of a Fund, the holders of shares of that Fund are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

Smead Capital Management, Inc. (the “Adviser”) is the investment adviser to the Funds.

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INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS

Investment Objective

The investment objective of each Fund is long-term capital appreciation. There is no assurance that a Fund will achieve its investment objective.

Investment Strategies and Related Risks

The following discussion supplements the description of each Fund’s investment objective and principal investment strategies set forth in the Prospectus. Except for the fundamental investment restrictions listed below (see “Fundamental Investment Limitations”), each Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval. While each Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so. Each Fund’s investment objective and strategies may be changed without the approval of such Fund’s shareholders upon 60 days’ written notice to shareholders.

Whenever an investment policy or investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with a Fund’s investment policies and investment restrictions set forth herein or in the Prospectus. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, a Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Diversification

Each Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate a Fund’s investment portfolio. This may adversely affect a Fund’s performance or subject a Fund’s shares to greater price volatility than that experienced by more diversified investment companies. Please see “Federal Income Tax Matters” for further information on tax diversification for the Funds.

Investment Strategies and Risks for International Value Fund

Convertible Securities

As a principal investment strategy, the International Value Fund may invest in convertible securities consisting primarily of warrants convertible into or exchangeable for equity securities. A warrant gives the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised.

Depositary Receipts

The International Value Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), or other securities convertible into securities or issuers based in foreign countries as a non-principal strategy.

ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs in registered form are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs and EDRs, in bearer form, may be denominated in other currencies and are designed for use in non-U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs and EDRs are receipts with a non-U.S. bank evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

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ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Derivatives

As a non-principal investment strategy, the International Value Fund may, but is not required to, use derivatives for hedging purposes. The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, in November 2020, the SEC adopted Rule 18f-4 under the 1940 Act to govern the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4, which had a compliance date of August 19, 2022, replaced existing SEC and staff guidance with a new framework for the use of derivatives by registered investment companies. Unless a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, Rule 18f-4 requires registered investment companies that trade derivatives and other instruments that create future payment or delivery obligations to adopt a value at-risk leverage limit and implement a derivatives risk management program. The Fund expects to qualify as a limited derivatives user. Complying with the Rule 18f-4 may increase the cost of the Fund’s investments and cost of doing business.

General Description of Hedging Strategies. The Fund may engage in hedging activities, including options, futures contracts (sometimes referred to as “futures”) and options on futures contracts to attempt to hedge the Fund’s holdings.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities. In addition, the Fund’s ability to use hedging instruments will be limited by tax considerations.

Except as set forth below, the Fund’s commodities transactions must be made solely for bona fide hedging purposes as defined by the CFTC. The Fund may invest in commodity interests for other than bona fide hedging purposes if it meets either the 5% trading de minimis test (the “5% Test”) or a test based on the net notional value of the Fund’s commodities transactions (the “Notional Test”). Under the 5% Test, the aggregate initial margin and premiums required to establish positions in commodity futures, commodity options or swaps may not exceed 5% of the Fund’s net asset value. Under the Notional Test, the aggregate net notional value of commodity futures, commodity options or swaps not used solely for bona fide hedging purposes may not exceed 100% of the Fund’s net asset value. The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Section 4.5 of the regulations under the Commodity Exchange Act of 1936, as amended (the “CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies. In connection with futures or options transactions, unless the transactions are covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian consisting of cash or liquid securities, or the Fund will earmark as segregated on the books of the Fund or the Fund’s custodian, an amount of liquid assets, equal to the entire amount at risk (less margin deposits) on a continuous basis. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets. These assets will be marked-to-market daily.

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Stock Index Options. The Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 or the Value Line Composite Index or a narrower market index, such as the S&P 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange (“NYSE”), the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund’s use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of the Fund’s adviser to correctly predict movements in the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts. The Fund may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”), including index and interest rate Futures as a hedge against movements in the equity and bond markets or Futures related to currencies, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA. The Fund’s hedging may include sales of Futures as an offset against the effect of expected declines in stock, bond or currency prices and purchases of Futures as an offset against the effect of expected increases in stock, bond or currency prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter into only Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

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An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time and place.

Transaction costs are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts. A margin deposit serves as a down payment on the underlying asset and is intended to ensure the Fund meets its obligations with respect to the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark-to-market the current value of its open Futures Contracts. The Fund expects to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the NYSE Composite Index.

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Options on Futures. The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Fund use put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

Foreign Currency – Related Derivative Strategies – Special Considerations. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments, such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging. The Fund’s use of currency-related derivative instruments will be directly related to the Fund’s current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Fund’s adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges – for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.” The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

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The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which are believed to have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

When required by the SEC guidelines, the Fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivative instruments. To the extent the Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund’s assets are so set aside, this could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund’s securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

Federal Income Tax Treatment of Options, Futures and Foreign Currency Transactions. If a call option written by the Fund expires, the Fund will realize, for federal income tax purposes, a short-term capital gain equal to the option premium received by the Fund. If a call option written by the Fund is exercised, the option premium will be included in the proceeds of the sale, and will thus increase the Fund’s capital gain (or decrease its capital loss) on the sale of the security covering the option.

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If the Fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the “Code”), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrecognized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

The Fund’s investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special federal income tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Exchange-Traded Funds (“ETFs”) and Other Investment Companies

As a non-principal investment strategy, the International Value Fund may invest in securities issued by ETFs and other investment companies within the limits prescribed by the 1940 Act in furtherance of its investment objective and principal strategies. With certain exceptions or exemptions, Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. The Fund may invest in money market mutual funds or securities of other investment companies investing in short-term debt securities as a temporary strategy, pending reinvestment or when attractive equity investments are unavailable. The Fund may invest its assets in ETFs that hold international equities, including the securities of one or more emerging market companies. The Fund may also purchase ETFs that invest in companies that have particular market capitalizations, that are in specific industries and economic sectors and that comprise various equity indices. The Fund may also purchase ETFs that make investments linked to alternative asset classes and related indices, such as commodities, currencies, real estate, hedging strategies and private equity. The Fund may acquire ETFs as a means of investing cash temporarily in instruments that may generate returns comparable to the Fund’s benchmark index. As an owner of an ETF, mutual fund or another investment company, the Fund bears, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies (including ETFs), registered investment companies may be permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) pursuant to the “fund of funds” rules promulgated thereunder, including Rule 12d1-4. Rule 12d1-4 of the 1940 Act provides an exemption from Section 12(d)(1) that allows a fund to invest all of its assets in other registered funds, including ETFs, if the fund satisfies certain conditions specified in the Rule, including, among other conditions, that the fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end investment company).

Foreign Investment Companies

As a non-principal investment strategy, the International Value Fund may invest in foreign investment companies. Some of the securities in which the Fund invests may be located in countries that may not permit direct investment by outside investors. Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As described in the immediately preceding section, under the 1940 Act, in general, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Preferred Stocks

The International Value Fund may invest in preferred stocks as a non-principal investment strategy. Preferred stocks are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company’s earnings or assets.

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Restricted Securities

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all, or part, of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith in accordance with methodologies approved by the Board.

Investment Strategies and Risks for Value Fund

Options

The Value Fund may purchase and sell put and call options, but will primarily write covered call options, purchase put options on securities held by the Fund, or otherwise engage in options transactions that do not leverage the Fund. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The cost of such a closing purchase transaction plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no guarantee in any instance that either a closing purchase transaction or a closing sale transaction can be effected.

Effecting a closing sale transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing sale transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing sale transaction prior to or concurrent with the sale of the security.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The Fund will determine the exercise price of the call based upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

In the case of writing a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration, such as conversion or exchange of other securities held by it, or, if additional cash consideration is required, the Fund has designated or “segregated” on its records cash or liquid assets equal in value to such amount. A call option is covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written provided the Fund designates on its records cash or liquid assets equal to the difference. The Fund will limit its investment in uncovered put or call options purchased or written, measured by the exercise price in the case of a put or market value in the case of a call, by the Fund to 33 1/3% of the Fund’s total assets. The Fund will write put options only if they are covered by (1) designating on its records cash or liquid assets in an amount not less than the exercise price of the option at all times during the option period or (2) selling short the underlying security at a price at least equal to the strike price or purchasing a put option with a strike price at least equal to the strike price of the put option sold.

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The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

The Fund may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that they anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer that is unable to effect a closing purchase transaction will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an “Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Investment Strategies and Risks for International Value Fund and Value Fund

Equity Securities

An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

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Equity Securities of Large Cap Companies

The risks of investing in companies in general include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Temporary Strategies; Cash or Similar Investments

For temporary defensive purposes, the Adviser may from time to time invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements in order to meet redemption requests or as a defensive measure in response to adverse market, economic, political or other conditions. Taking a temporary defensive position may be inconsistent with the Fund’s principal investment strategies or may result in the Fund not achieving its investment objective.

To the extent that a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Each Fund may also invest in any of the following securities and instruments:

Money Market Funds. Each Fund may invest in money market funds in connection with its management of daily cash positions or as a temporary defensive measure. Generally, money market funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. A Fund’s investments in money market funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, each Fund also bears its pro rata portion of the advisory and operational expenses of each other money market fund.

Your cost of investing in a Fund will generally be higher than the cost of investing directly in the underlying money market fund shares. You will indirectly bear these fees and expenses charged by the underlying money market funds in addition to a Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and, therefore, may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

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In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and, in the Prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A -2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations that have remaining maturities of one year or less from the date of purchase and that are rated “A” or higher by S&P or “A” or higher by Moody’s.

Repurchase Agreements. Each Fund may enter into repurchase agreements. Under a repurchase agreement, a Fund agrees to purchase securities from financial institutions or broker-dealers deemed creditworthy by the Adviser, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price. The resale price under a repurchase agreement is generally equal to the price paid by a Fund, plus interest negotiated on the basis of then-current short-term rates (which may be more or less than the rate on the underlying securities). Repurchase agreements are typically entered into for periods of one week or less.

The Adviser will review and continuously monitor the creditworthiness of each approved seller, and will require each of a Fund’s repurchase agreements to be fully collateralized at all times with high-quality, liquid assets maintained by a designated third-party in a segregated account. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. A Fund might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating certain collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, obtaining rights to sell the collateral may be delayed or limited and a loss may be incurred, except with respect to repurchase agreements secured by U.S. government securities.

Securities subject to repurchase agreements will be held, as applicable, by a Fund’s custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Repurchase agreements shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Short Sales

Each Fund may engage in short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

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A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest or dividends a Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on a Fund’s records will be marked to market daily and at no time will the sum of the amount so designated and the amount deposited with the broker as collateral be less than the market value of the securities at the time they sold short. This may limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, a Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Short sales also involve other costs. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities” of a Fund, as defined under the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of a Fund.

Neither Fund may:

1.

Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.

Concentrate its investments in securities of issuers in a particular industry or group of industries, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

4.

Purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

5.

Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities; or

6.	Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

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Non-Fundamental Investment Restrictions

The following lists the non-fundamental investment restrictions applicable to the Funds. These restrictions can be changed by the Board of Trustees, but the change will only be effective after prior written notice is given to shareholders of a Fund.

Each Fund may not:

1.	With respect to Fundamental Investment Restriction 1 above for each Fund, purchase portfolio securities while outstanding borrowings exceed 5% of its assets; or

2.

Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid investments. Illiquid investments are those securities a Fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the securities. Illiquid investments may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice.

Each Fund’s investment objective is non-fundamental as well.

MANAGEMENT OF THE FUNDS

Board of Trustees

The management and affairs of the Funds are supervised by the Board of Trustees. The Board of Trustees consists of six individuals. The Trustees are fiduciaries for each Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their age, present positions with the Trust and principal occupations over at least the last five years. The address of each Trustee and officer is c/o Smead Capital Management, Inc., 2502 East Camelback Road, Suite 210, Phoenix, Arizona 85016. The information in the following table is as of the date of this SAI unless otherwise indicated.

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gregory A. Demopulos Year: 1959	Trustee	Indefinite Term (since September 2014).	2	Chairman and CEO, Omeros Corp. (biopharmaceutical company) (since 1994).	Chairman, Omeros Corp (since 1994).

Peter M. Musser Age: Year: 1956	Trustee	Indefinite Term (since September 2014).	2	Principal, Angeline Properties, LLC (a private investment firm) (since 2014).	Trustee, Lawrence University (since 2012); Trustee, Berry College (since 2010).

Walter F. Walker Year: 1954	Trustee	Indefinite Term (since September 2014).	2	Deputy Athletic Director at the University of Virginia (since October 2023); Principal, Hana Road Capital LLC (hedge fund) (2007 -2023).	Advisory Council, Stone Arch Capital (since 2005); and Advisory Council, Northern Lakes Capital (since 2022).

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Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Nancy A. Zevenbergen Year: 1959	Trustee	Indefinite Term (since September 2014).	2	Principal and Chief Investment Officer, Zevenbergen Capital Investments LLC (since 1987).	Director, Seattle Pacific Foundation (since 1993); Director, Anduin Foundation (since 2010); Emeritus Director, University of Washington Foster School of Business (2014-2022); and Director, evenstar3 Inc. (since 2005).

Interested Trustees

William W. Smead[1] Year: 1958	Trustee and Chairman	Indefinite Term (since September 2014).	2	Chairman and Chief Investment Officer of the Adviser (since 2007); previously, Chief Executive Officer of the Adviser (2007-2019).	None.

Cole W. Smead[1] Year: 1983	Trustee President and Chief Executive Officer	Indefinite Term (since September 2014). Elected annually (since January 2016).	2	Chief Executive Officer of the Adviser (since 2022) and President of the Adviser (since 2020); previously, Managing Director of the Adviser (2007-2019).	Director and Chairman, Smead Funds S.A. (since 2015).

Officers

Steven J. LeMire Year: 1969	Chief Compliance Officer Treasurer, Principal Financial and Accounting Officer	Elected annually (since September 2014). Elected annually (since January 2016).	N/A	Chief Compliance Officer of the Adviser (since 2014).	N/A

Heather Peterson Year: 1985	Secretary	Elected annually (since August 2020).	N/A	Director—Marketing & Brand Development of the Adviser (since February 2022); and Vice President—Marketing of the Adviser (January 2016—February 2022).	N/A

[1]

Mr. William Smead and Mr. Cole Smead are each deemed to be an “interested person” of the Funds under the 1940 Act because of their positions with Smead Capital Management, Inc. Mr. William Smead and Mr. Cole Smead are father and son, respectively.

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The Role of the Board of Trustees

The Board of Trustees provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, distributor, custodian, administrator, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser, distributor, custodian, and the Trust’s administrator and transfer agent. The Board has appointed various individuals of the Adviser as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a chief compliance officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal “Board Meetings,” which are generally held four times per year, in person, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board of Trustees is composed of four Independent Trustees and two Interested Trustees. The Board of Trustees has established two standing committees, an Audit Committee and a Nominating and Governance Committee (the “Nominating Committee”), each of which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating Committee are composed entirely of Independent Trustees.

Mr. William W. Smead, the Trust’s Chairperson, is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of the fact that he is an interested person of Smead Capital Management, Inc., the Funds’ adviser. The Trust has appointed Peter M. Musser as a lead Independent Trustee.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board intends to review its structure regularly in light of the characteristics and circumstances of the Trust, including: the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.

The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee. In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees to discuss compliance and operational risks. In addition, the Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

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Trustee Qualifications

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their service as Trustees of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in the table above. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. The Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

Independent Trustees

Gregory A. Demopulos, MD. Dr. Demopulos founded Omeros and has served as its President, Chief Executive Officer and Chairman of the board of directors since June 1994. He also served as Chief Financial Officer and Treasurer from January 2009 to October 2013 in an interim capacity and as Chief Medical Officer from June 1994 to March 2010. Prior to founding Omeros, Dr. Demopulos completed his residency in orthopedic surgery at Stanford University and his fellowship training in hand and microvascular surgery at Duke University. In 2019, Dr. Demopulos was a recipient of the Prix Galien Canada Research Award. He has authored over 30 articles and reviews in peer-reviewed publications and is an inventor on 56 issued U.S. patents and over 1,000 issued and allowed foreign patents. Dr. Demopulos received his M.D. from Stanford University School of Medicine and his B.S. from Stanford University.

Peter M. Musser, CFA. Peter M. Musser has over four decades of experience in the investment field; positions have included Senior Equity Analyst (buy and sell-side), Supervisory Analyst, and Senior Equity Portfolio Manager at a number of investment banking and investment management firms. He currently is a principal with Angeline Properties, LLC, a private investment firm. Mr. Musser is a 1978 economics graduate of Lawrence University in Wisconsin. He later earned the Chartered Financial Analyst designation, was past President of the CFA Society of Seattle, and is a member of the CFA Institute. He is a member of the Board of Trustees of Lawrence University in Wisconsin and Berry College in Georgia, and was a member of the Board of Directors of the Boys and Girls Clubs of King County from 2008 to 2016.

Walter F. Walker. Mr. Walker served as a Vice President in Goldman, Sachs & Co.’s Private Client Services group from 1987 through 1994. In April 1994, Mr. Walker formed Walker Capital, Inc., a San Francisco based money management firm. In September 1994, Mr. Walker became President and General Manager of the Seattle SuperSonics. In 2001, he was part of a group that purchased the Seattle SuperSonics and the Seattle Storm, and in addition to being an owner, served as Chief Executive Officer and President of the teams until their sale in 2006. In late 2007, he formed Hana Road Capital LLC and served as Principal until December 2023. In October 2023, Mr. Walker became Deputy Athletics Director at the University of Virginia.

Mr. Walker graduated from the University of Virginia in 1976 as an Academic All-American with a Bachelor of Arts in psychology. In 2001, he was named as one of six recipients as the NCAA Silver Anniversary Scholar-Athlete Awards. He received his Masters of Business Administration from Stanford University Graduate School of Business in 1987. He was conferred as a Chartered Financial Analyst in 1992.

In addition to his investment and management experience, Mr. Walker was drafted in the first round (5th overall) by the Portland Trailblazers in 1976 and in 1977 was a member of the Portland Trailblazers 1977 Championship team. After the 1977 season, Mr. Walker was traded to the Seattle SuperSonics, where he was a member of the SuperSonics 1979 Championship team. In 1982, Mr. Walker was traded to the Houston Rockets. He retired from professional basketball in 1985. In 1993, he was inducted into the Pennsylvania State Sports Hall of Fame and was named the greatest player of the 20th Century from Lancaster County, Pennsylvania.

Nancy A. Zevenbergen, CFA, CIC. Ms. Zevenbergen established Zevenbergen Capital Investments (“ZCI”) in 1987, creating a responsive, research-focused investment firm serving tax-exempt entities and high net worth individuals. Ms. Zevenbergen oversees the firm’s investment policy and portfolio management decisions, maintaining a focused research effort for disruptive growth companies. Prior to founding ZCI, Ms. Zevenbergen served for six years as a Portfolio Manager and Research Analyst for Rainier National Bank. She was responsible for supervising trust assets for individuals and organizations with diverse investment goals and varying constraints. She graduated from the University of Washington Foster School of Business in 1981 with a concentration in Finance. She is a Chartered Financial Analyst (CFA) and a member of both the CFA Institute and the CFA Society of Seattle. In addition, Ms. Zevenbergen is a designated Chartered Investment Counselor (CIC). Ms. Zevenbergen serves on the Boards of Seattle Pacific Foundation, the Anduin Foundation, the University of Washington Foundation Board, and evenstar3 Inc.

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Interested Trustees

William Wallace Smead. Mr. William Smead is the founder of Smead Capital Management, Inc and serves as its Chairman and Chief Investment Officer. In this role, he is the final decision-maker for all U.S. investment and portfolio decisions as well as reviewing the implementation of those decisions in the firm’s separate accounts and mutual funds. He previously served as Chief Executive Officer of the Adviser from its inception in 2007 to December 2019.

Mr. William Smead began his career in the investment business with Drexel Burnham Lambert in 1980. He left Drexel Burnham Lambert in 1989 as First Vice President/Assistant Manager and joined Oppenheimer & Co. Mr. William Smead left Oppenheimer & Co. and joined Smith Barney in 1990. He was with Smith Barney until September 2001, when he joined Wachovia Securities and became the Managing Director/Portfolio Manager of Smead Investment Group of Wachovia Securities. Mr. William Smead was with Wachovia Securities until the founding of Smead Capital Management, Inc. in July 2007. Mr. William Smead graduated from Whitman College in 1980 with a B.A. in Economics.

Cole William Smead, CFA. Mr. Cole Smead has served as Chief Executive Officer of Smead Capital Management, Inc. since December 2022 and President since January 2020, where he oversees all activities of the firm. Mr. Cole Smead was previously Managing Director at Smead Capital Management, Inc. and has been with the firm since its inception in 2007. He currently serves as a Director and Chairman of Smead Funds. Before joining Smead Capital Management, Inc., he was a Financial Advisor with Wachovia Securities from 2006 to 2007. He holds the Chartered Financial Analyst (CFA) designation. Mr. Cole Smead graduated from Whitman College with a B.A. in Economics & History.

Trustee Ownership of Fund Shares

As of December 31, 2023, the Trustees owned shares of the Funds as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies[1]
Independent Trustees
Gregory A. Demopulos		Over $100,000
International Value Fund	$10,001-$50,000
Value Fund	Over $100,000
Peter M. Musser		Over $100,000
International Value Fund	$1-$10,000
Value Fund	Over $100,000
Walter F. Walker		Over $100,000
International Value Fund	$1-$10,000
Value Fund	Over $100,000
Nancy A. Zevenbergen		Over $100,000
International Value Fund	Over $100,000
Value Fund	Over $100,000
Interested Trustees
William W. Smead		Over $100,000
International Value Fund	Over $100,000
Value Fund	Over $100,000
Cole W. Smead		Over $100,000
International Value Fund	Over $100,000
Value Fund	Over $100,000

[1]	As of the date of this SAI, there are two (2) series in the Trust.

Furthermore, as of December 31, 2023, neither the Trustees who are not “interested” persons of the Funds, nor members of their immediate families, owned securities beneficially, or of record, in the Adviser, UMB Distribution Services, LLC (the “Former Distributor”), or any of its affiliates. Accordingly, during the two most recently completed calendar years, neither the

Trustees who are not “interested” persons of the Funds nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Former Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Former Distributor or any affiliate thereof was a party.

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Board Committees

Audit Committee. The Trust has an Audit Committee, which is composed of the Independent Trustees, Messrs. Demopulos, Musser and Walker and Ms. Zevenbergen. The Audit Committee reviews financial statements and other audit-related matters for the Funds. The Audit Committee also holds discussions with management and with the Funds’ independent auditors concerning the scope of the audit and the auditor’s independence. Mr. Walker is designated as the Audit Committee chairman. Mr. Walker and Mr. Musser serve as the Audit Committee’s “audit committee financial experts,” as stated in the Funds’ annual reports. During the fiscal year ended November 30, 2023, the Trust’s Audit Committee met three times.

Nominating Committee. The Trust has a Nominating Committee, which is composed of the Independent Trustees, Messrs. Demopulos, Musser and Walker and Ms. Zevenbergen. Ms. Zevenbergen is designated as the Nominating Committee chairperson. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets at least annually. As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees. During the fiscal year ended November 30, 2023, the Trust’s Nominating Committee met one time.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the Secretary of the Trust at the principal executive office of the Trust not later than 60 days (nor more than 90 days) prior to the shareholder meeting at which the shareholders vote on any such nominee. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for two years after receipt for consideration when there is a vacancy on the Board of Trustees. The Nominating Committee’s procedures with respect to reviewing shareholder nominations are described below.

Shareholders may submit for the Nominating Committee’s consideration, recommendations regarding potential nominees to fill the position of an Independent Trustee on the Board. The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Shareholder Recommendations will be kept on file for two years after receipt of the Shareholder Recommendation. A Shareholder Recommendation considered by the Committee in connection with the Committee’s nomination of any candidate(s) for appointment or election as an Independent Trustee need not be considered again by the Committee in connection with any subsequent nomination(s). In order for the Nominating Committee to consider a Shareholder Recommendation, the Shareholder Recommendation must include:

(i)	a statement in writing setting forth:

(A)

the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”), and the names and addresses of at least three professional references;

(B)

the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate;

(C)

any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the SEC or any successor agency with jurisdiction related to the Trust);

(D)

any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and

(E)

whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient, in the discretion of the Board or the Committee, for the Trust to make such determination;

(ii)	the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

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(iii)	the recommending shareholder’s name as it appears on the Trust’s books;

(iv)	the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder;

(v)

a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder including, without limitation, all direct and indirect compensation and other material monetary agreements, arrangements and understandings between the candidate and recommending shareholder during the past three years; and

(vi)	a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.

The Nominating Committee may require the recommending shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished above or to determine the eligibility of the candidate to serve as a Trustee of the Trust or to satisfy applicable law. If the recommending shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Nominating Committee will not be required to consider such candidate.

Trustee Compensation

Prior to December 2022, each Trustee who is not affiliated with the Trust or Adviser received an annual retainer of $30,000 in the form of shares of each series of the Trust, in four equal quarterly installments of shares equal in value to $7,500, as well as reimbursement for any reasonable expenses incurred attending the meetings. The amount of shares from each series was allocated based on each series’ net asset value. The Lead Independent Trustee and the Chair of the Audit Committee of the Trust each received an additional annual retainer of $5,000 (in Trust shares as described above) as compensation for his or her services. Effective January 1, 2023, each Trustee who is not affiliated with the Trust or Adviser receives an annual retainer of $30,000, payable in the form of four equal quarterly installments of Trust shares; plus $5,000 per regular meeting attended in-person; plus $1,000 per regular meeting attended remotely; as well as reimbursement for any reasonable expenses incurred attending the meetings. The Lead Independent Trustee and the Chair of the Audit Committee of the Trust each receive an additional annual retainer of $10,000 (in Trust shares as described above) as compensation for his or her service. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the Trust’s officers receive compensation from the Trust.

The table below sets forth the compensation paid to the Trustees during the fiscal year ended November 30, 2023. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Person/Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust Paid to Trustees[1]
Independent Trustees
Gregory A. Demopulos	$42,000	None	None	$42,000
Peter M. Musser	$60,000	None	None	$60,000
Walter F. Walker	$60,000	None	None	$60,000
Nancy A. Zevenbergen	$50,000	None	None	$50,000
Interested Trustees
William W. Smead	None	None	None	None
Cole W. Smead	None	None	None	None

[1]	As of the date of this SAI, there are two (2) series in the Trust.

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Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

As of March 1, 2024, all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities Exchange Act of 1934) less than 1% of the outstanding shares of each Fund other than: (i) the Investor Class, Class I1 and Class C shares of the International Value Fund; and (ii) Class R1 shares of the Value Fund. As of March 1, 2024, the following shareholders are known by a Fund to own of record or to beneficially own 5% or more of the outstanding shares of a Fund and/or share class:

Fund/Class	Name and Address	Percentage of Ownership	Type of Ownership
International Value Fund - Class A Shares	Charles Schwab & Co., Inc.* Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	59.19%	Record
International Value Fund - Class A Shares	National Financial Services LLC* Jersey City, NJ 07310	16.99%	Record
International Value Fund - Class A Shares	Charles Schwab & Co., Inc.* Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	16.81%	Record
International Value Fund - Class A Shares	TD Ameritrade Inc * For Customers Omaha, NE 68103-2226	5.22%	Record
International Value Fund – Class C Shares	Charles Schwab & Co., Inc.* Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	98.13%	Record
International Value Fund - Class I1 Shares	Charles Schwab & Co., Inc.* Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	59.78%	Record
International Value Fund – Class I1 Shares	National Financial Services LLC * For the Sole Benefit of its Customers 499 Washington Blvd. FL 5 Jersey City, NJ 07310-2010	16.69%	Record
International Value Fund— Class I1 Shares	William Smead 2502 East Camelback Road Suite 210 Phoenix, AZ 85016	7.89%	Beneficial
International Value Fund – Investor Class	The Timothy A Gaar Living Trust Timothy A Gaar Trustee Indio, CA 92201	73.28%	Beneficial

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Fund/Class	Name and Address	Percentage of Ownership	Type of Ownership
International Value Fund - Investor Class	Barry Rougeau Phoenix, AZ 85001	14.90%	Beneficial
International Value Fund – Investor Class	Skamokawa Living Trust Kaydee A Smead Phoenix, AZ 85018	7.61%	Beneficial
Value Fund - Investor Class Shares	National Financial Services LLC* For the Sole Benefit of its Customers 499 Washington Blvd. FL 5 Jersey City, NJ 07310-2010	51.28%	Record
Value Fund - Investor Class Shares	Charles Schwab & Co., Inc.* Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	23.40%	Record
Value Fund - Investor Class Shares	Merrill Lynch Pierce Fenner & Smith Inc.* For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	6.37%	Record
Value Fund – Class A Shares	American Enterprise Investment Services 707 2nd Ave S Minneapolis, MN 55402	50.22%	Record
Value Fund – Class A Shares	Charles Schwab & Co., Inc.* Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	19.70%	Record
Value Fund - Class A Shares	Merrill Lynch Pierce Fenner & Smith Inc.* For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	8.06%	Record
Value Fund - Class A Shares	Wells Fargo Clearing Services LLC* Special Custody Acct FBO Customers 2801 Market Street Saint Louis, MO 63103	7.14%	Record
Value Fund - Class C Shares	Wells Fargo Clearing Services LLC* Special Custody Acct FBO Customers 2801 Market Street Saint Louis, MO 63103	49.26%	Record
Value Fund - Class C Shares	Merrill Lynch Pierce Fenner & Smith Inc.* For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	25.98%	Record
Value Fund – Class C Shares	Charles Schwab & Co., Inc.* Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	9.33%	Record

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Fund/Class	Name and Address	Percentage of Ownership	Type of Ownership
Value Fund – Class C	Pershing LLC* 1 Pershing Plz. Jersey City, NJ 07399-0001	8.38%	Record
Value Fund – Class I1 Shares	National Financial Services LLC* For the Sole Benefit of its Customers 499 Washington Blvd. FL 5 Jersey City, NJ 07310-2010	26.31%	Record
Value Fund - Class I1 Shares	Merrill Lynch Pierce Fenner & Smith Inc.* For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	22.65%	Record
Value Fund - Class I1 Shares	Charles Schwab & Co., Inc.* Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	11.99%	Record
Value Fund - Class I1 Shares	Wells Fargo Clearing Services LLC* Special Custody Acct FBO Customers 2801 Market Street Saint Louis, MO 63103	10.46%	Record
Value Fund - Class I1 Shares	UBS WM USA* OMNI Acct MF Special Custody AC EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	8.43%	Record
Value Fund - Class R1 Shares	Skamokawa Living Trust Kaydee A Smead Phoenix, AZ 85018	100%	Beneficial
Value Fund - Class R2 Shares	Merrill Lynch Pierce Fenner & Smith Inc.* For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6	94.15%	Record
Value Fund - Class R2 Shares	Acensus Trust Company* FBO The PBayer LLC Savings Plan PO Box 10758 Fargo, ND 58106	5.56%	Record
Value Fund - Class Y Shares	The Fulton Company* C/O Fulton Financial Advisors PO Box 3215 Lancaster, PA 17604	18.29%	Record

*	The Trust believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

Investment Adviser

As stated in the Prospectus, investment advisory services are provided to the Funds by the Adviser, Smead Capital Management, Inc., pursuant to an investment advisory agreement (the “Advisory Agreement”). Mr. William W. Smead is considered to be a control person of the Adviser, due to his ownership of more than 25% of the firm and his position as Chairman. Mr. Cole Smead is also considered to be a control person of the Adviser due to his position as Chief Executive Officer and President of the Adviser.

Advisory Agreement. The Advisory Agreement shall continue in effect initially for a two-year period and thereafter from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of a Fund; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement is terminable without penalty by the Trust, on behalf of a Fund, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of the outstanding voting securities of such Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment,” as defined under the 1940 Act. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

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In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly, based on an annual rate equal to 0.75% of each Fund’s average daily net assets, as specified in the Prospectus. The advisory fee is calculated for each share class based on average daily net assets of each share class.

Fund Expenses. Each Fund is responsible for its own operating expenses. The Adviser has agreed to waive its management fees payable to it by a Fund and/or to pay Fund operating expenses to the extent necessary to limit a Fund’s aggregate annual operating expenses (excluding any taxes, expenses on leverage, interest, brokerage commissions, dividends and interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) to the extent set forth in the “Fees and Expenses Table” or elsewhere in the Prospectus for each Fund. The Adviser is permitted to recoup management fee waivers and/or expense payments made in the three calendar years from the date fees were waived or expenses were reimbursed. A Fund may make such repayments to the Adviser if such repayment does not cause a Fund’s total expense ratio (taking into account the recoupment) to exceed the expense cap at the time such amounts were waived or the Fund’s then current expense cap. Any such recoupment will be reviewed by the Board of Trustees. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment of management fees and/or expenses. This operating expense limitation agreement will terminate on March 31, 2025 for each Fund, and may only be terminated earlier than such date by, or with the consent of, the Board of Trustees.

For the fiscal years ended November 30, 2023, 2022 and 2021, the table below sets forth (i) the total advisory fees accrued under the Advisory Agreement, (ii) the amount of the advisory fees and/or operating expenses waived or reimbursed by the Adviser (if any), (iii) the amount of previously waived advisory fees and/or operating expenses recouped by the Adviser (if any), and (iv) the net advisory fees paid to the Adviser under the Advisory Agreement from the Funds:

	2023	2022	2021
International Value Fund[1]
Advisory Fee Accrued	$684,309	$408,868	N/A
Less: Fee Waiver	($221,965)	($33,480)	N/A
Plus: Fee Recoupment	None	None	N/A
Net Advisory Fee Paid	$462,344	$375,388	N/A
Value Fund
Advisory Fee Accrued	$34,733,326	$28,389,659	$15,599,184
Less: Fee Waiver	None	$0	$0
Plus: Fee Recoupment	None	$17,704	$0
Net Advisory Fee Paid	$34,733,326	$28,407,363	$15,599,184

[1]

The International Value Fund commenced operations on January 12, 2022; therefore, the Adviser did not receive any advisory fees from the International Value Fund for the fiscal year ended November 30, 2021.

Portfolio Managers

As stated in the Prospectus, Mr. William W. Smead is the Chairman and Chief Investment Officer of the Adviser, and the lead portfolio manager of the Value Fund, pursuant to which he is primarily responsible for the day-to-day management of the Value Fund’s portfolio. Mr. Cole W. Smead is the Chief Executive Officer and President of the Adviser and co-portfolio manager for the Value Fund, and is jointly responsible for the day-to-day management of the Value Fund’s portfolio.

As stated in the Prospectus, Mr. Cole W. Smead is the lead portfolio manager of the International Value Fund, pursuant to which he is primarily responsible for the day-to-day management of the International Value Fund’s portfolio. Mr. William W. Smead is the co-portfolio manager for the International Value Fund, and is jointly responsible for the day-to-day management of the International Value Fund’s portfolio.

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The following provides information regarding other accounts managed by the portfolio managers as of November 30, 2023:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
Cole W. Smead
Other Registered Investment Companies	0	$0.00	0	$0
Other Pooled Investment Vehicles	1	$228.86	0	$0
Other Accounts	23	$402.80	0	$0
William W. Smead
Other Registered Investment Companies	0	$0.00	0	$0
Other Pooled Investment Vehicles	1	$228.86	0	$0
Other Accounts	23	$402.80	0	$0

The Portfolio Managers also manage various private accounts, all of which may have investment strategies that are similar to that of the International Value Fund or the Value Fund, as applicable, which could create certain conflicts of interest including the timing of trades and allocation of investment opportunities. All portfolio transactions will be implemented according to the Adviser’s trade allocation policies. These policies are designed to ensure that trades are allocated in a manner that fulfills the Adviser’s fiduciary duty to each advisory client and is fair and nondiscriminatory. Please refer to the section herein entitled “Portfolio Transactions and Brokerage” for more information regarding the Adviser’s trading practices.

As of November 30, 2023, the Portfolio Managers’ compensation consists of a base salary plus a discretionary bonus that is based on the Adviser’s overall profits, taking into account the Portfolio Manager’s contributions to the firm, industry experience and level of responsibility associated with their positions within the firm.

As of November 30, 2023, the Portfolio Managers beneficially owned shares of the Funds totaling the following amounts:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Value Fund	Dollar Range of Equity Securities in the International Value Fund
William W. Smead	Over $1,000,000	Over $1,000,000
Cole W. Smead	Over $1,000,000	Over $1,000,000

SERVICE PROVIDERS

Administrator and Custodian

Effective December 1, 2022, the Trust entered into a fund administration and accounting services agreement with The Northern Trust Company (the “Administrator”), 50 LaSalle Street, Chicago, Illinois 60603. The Administrator provides certain administrative services to the Funds, including, among other responsibilities: (i) preparing the following documents for filing with the SEC (as required): Form N-CEN, Form N-CSR, Form N-PORT, Form N-PX, Form N-CR, Form NRN (successor to Form N-LIQUID) and all amendments to the Trust’s registration statements on Form N-1A, including annual updates of the Prospectus and SAI and any supplements thereto; (ii) calculating the net asset value per share of each Fund and each share class, utilizing prices obtained from mutually agreeable sources and transmitting valuation information as required by the Trust and the Adviser; (iii) preparing the agenda, resolutions and notices for all Board of Trustees and Committee meetings, attending meetings and preparing minutes for Board and Committee meetings; (iv) working with vendors to prepare and file necessary blue sky filings as required by the laws of individual states and U.S. jurisdictions; (v) coordinating the audit of the Trust’s financial statements by the Trust’s independent accountants and providing applicable Fund information, as requested; (vi) preparing total return performance information for the Funds, including such information on an after-tax basis as required by applicable law; and (vii) arranging for the maintenance of books and records of the Funds. As compensation for the services rendered to the Funds pursuant to the agreement, the Administrator charges quarterly asset-based fees plus out-of-pocket expenses. In this capacity, the Administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy or for any matter pertaining to the distribution of Fund shares.

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The Northern Trust Company is also the custodian of the assets of the Funds (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out -of -pocket expenses. The Custodian has custody of all assets and securities of the Funds, delivers and receives payments for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust. The Custodian’s address is 50 LaSalle Street, Chicago, Illinois 60603. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.

Prior to December 1, 2022, State Street Bank and Trust Company (“State Street”) served as administrator for the Funds. For the fiscal years ended November 30, 2022 and 2021, State Street received the following in administration fees from the Funds.

	2022	2021
International Value Fund[1]
Administration Fee	$10,907	N/A
Value Fund
Administration Fee	$642,796	$399,422

For the fiscal year ended November 30, 2023, The Northern Trust Company, received the following in administration fees from the Funds:

2023
International Value Fund
Administration Fee	$217,925
Value Fund
Administration Fee	$521,079

[1]	The International Value Fund commenced operations on January 12, 2022; therefore, the International Value Fund paid no administration fee for the fiscal year ended November 30, 2021.

Transfer Agent

UMB Fund Services, Inc. (the “Transfer Agent”), 235 West Galena Street, Milwaukee, Wisconsin, 53212-3948, serves as the Funds’ transfer agent and dividend paying agent.

Legal Counsel

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, WI 53202 serves as counsel to the Funds and the Independent Trustees.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the independent registered public accounting firm of the Funds. Cohen audits and reports on each Fund’s annual financial statements, reviews certain regulatory reports and each Fund’s federal income tax returns, and performs other auditing and tax services for the Funds when engaged to do so.

DISTRIBUTION AND SERVICING OF FUND SHARES

Prior to December 6, 2024, the Funds’ distributor was UMB Distribution Services, LLC, 235 West Galena Street, Milwaukee, Wisconsin 53212. Foreside Financial Group, LLC (d/b/a ACA Group) acquired the Former Distributor pursuant to a transaction in which the Former Distributor became part of ACA Group’s distribution services arm (ACA Foreside). The Funds’ new distributor and principal underwriter, Distribution Services, LLC (the “Current Distributor”), is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Former Distributor and the Current Distributor may each be referenced to herein as the “Distributor.” The Trust had previously entered into a distribution agreement with the Former Distributor, and has since entered into a new distribution agreement with the Current Distributor (each, a “Distribution Agreement”). Pursuant to the Distribution Agreement, the Distributor acts as each Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of a Fund’s shares. The offering of a Fund’s shares is continuous, and the Distributor distributes a Fund’s shares on a best-efforts basis. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).

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The Distribution Agreement has an initial term of two years and will continue in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of a Fund or by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The aggregate amount of underwriting commissions (i.e., front-end sales charges) on the sale of the Value Fund’s shares paid to the Former Distributor for the fiscal years ended November 30, 2023, 2022 and 2021 was $111,369, $115,171 and $48,615, respectively.

The aggregate dollar amount of underwriting commissions (i.e., front-end sales charges) on the sale of the International Value Fund’s shares paid to the Former Distributor for (i) the fiscal year ended November 30, 2023 was $5,384; and (ii) the fiscal period from January 12, 2022 (date operations commenced) through November 30, 2022 was $0.00. Because the International Value Fund commenced operations on January 12, 2022, no information is available for the fiscal years ended November 30, 2022 and 2021.

The Former Distributor did not retain any of these underwriting commissions.

Distribution (Rule 12b-1) Plan

The Funds have adopted a distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan, the Funds are authorized to pay the Distributor, or other such entities as approved by the Board of Trustees, a Rule 12b-1 distribution/shareholder servicing fee (“Rule 12b-1 Fee”) for the sale and servicing of the International Value Fund’s Investor Class shares, Class A shares, and Class C shares, and the Value Fund’s Investor Class shares, Class A shares, Class C shares, Class R1 shares and Class R2 shares . The maximum amount of the Rule 12b-1 Fee authorized under the Distribution Plan is expressed as a percentage of a Fund’s average daily net assets attributable to the applicable share class, as follows:

Share Class	Annual Rule 12b-1 Fee
Investor Class shares	0.25%
Class A shares	0.25%
Class C shares	0.75%
Class R1 shares (only for Value Fund)	0.50%
Class R2 shares (only for Value Fund)	0.50%

The Distributor may pay any or all amounts received under the Distribution Plan to other persons, including the Adviser, for any distribution and/or shareholder servicing activity. Because these fees are paid out of a Fund’s assets attributable to Investor Class shares, Class A shares, Class C shares, Class R1 shares (Value Fund only) and Class R2 shares (Value Fund only) on an on-going basis, over time these fees will increase the cost of your investment in such shares of the Fund and may cost you more than paying other types of sales charges. The Distribution Plan provides that the Distributor may use all or any portion of such Rule 12b-1 Fee to finance any activity that is principally intended to result in the sale or servicing of Fund shares, subject to the terms of the Distribution Plan.

The Rule 12b-1 Fee is payable to the Distributor regardless of the distribution/shareholder servicing expenses actually incurred. Because the Rule 12b-1 Fee is not directly tied to expenses, the amount of distribution and/or servicing fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the SEC staff as a “compensation” plan.

The Distributor may use the Rule 12b-1 Fee to pay for activities related to distribution including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to a Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that a Fund may, from time to time, deem advisable. Additionally, a portion of the Rule 12b-1 Fee (no more than 0.25% of a Fund’s average daily net assets, subject to the maximum annual rate of each share class) may be paid for sub-accounting services provided to beneficial owners whose shares are held of record in omnibus, other group accounts or accounts

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traded through registered clearing agents, as well as account maintenance and personal service to shareholders. These services may include, but are not limited to, assisting in, establishing and maintaining shareholder accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from a Fund to shareholders, and receiving and answering correspondence.

The tables below show the amounts of Rule 12b-1 Fees incurred on behalf of the Value Fund’s Investor Class shares, Class A shares, Class C shares, Class R1 shares and Class R2 shares, and on behalf of the International Value Fund’s Investor Class shares, Class A shares and Class C shares, and the allocation of such Rule 12b-1 Fees for the fiscal year ended November 30, 2023.

	Rule 12b-1 Fees Incurred on behalf of Investor Class Shares	Rule 12b-1 Fees Incurred on behalf of Class A Shares	Rule 12b-1 Fees Incurred on behalf of Class C Shares	Rule 12b-1 Fees Incurred on behalf of Class R1 Shares	Rule 12b-1 Fees Incurred on behalf of Class R2 Shares
	Fiscal Year Ended November 30, 2023	Fiscal Year Ended November 30, 2023	Fiscal Year Ended November 30, 2023	Fiscal Year Ended November 30, 2023	Fiscal Year Ended November 30, 2023
International Value Fund
Advertising/Marketing	$0	$0	$0	N/A	N/A
Printing/Postage	$0	$0	$0	N/A	N/A
Payment to distributor	$0	$0	$0	N/A	N/A
Payment to dealers	$104	$10,978	$2,237	N/A	N/A
Compensation to sales Personnel	$0	$0	$0	N/A	N/A
Other	$0	N/A			N/A
Total	$104	$10,978	$2,237	N/A	N/A
Value Fund
Advertising/Marketing	$0	$0	$0	$0	$0
Printing/Postage	$0	$0	$0	$0	$0
Payment to distributor	$0	$0	$0	$0	$0
Payment to dealers	$248,684	$1,022,767	$338,690	$1,016	$448
Compensation to sales personnel	$0	$0	$0	$0	$0
Other	$0	$0	$0	$0	$0
Total	$248,684	$1,022,767	$338,690	$1,016	$448

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution and shareholder servicing services they provide to a Fund’s shareholders exceed the Rule 12b-1 Fees available, such payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from a Fund. In addition, a Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, a Fund may use all or a portion of the Rule 12b-1 Fees to pay one or more supermarket sponsors a negotiated fee for distributing a Fund’s shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Trustees, including a majority of the trustees who are not “interested persons” of a Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose. It is also required that the trustees who are not “interested persons” of a Fund, select and nominate all other trustees who are not “interested persons” of a Fund. The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution and shareholder servicing expenses without approval of shareholders holding a majority of the Fund’s shares outstanding. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distribution Plan requires that the Distributor provide to the Board of Trustees, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan. The Distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Distribution Plan should be continued. With the exception of the Adviser, no “interested person” of a Fund, as defined in the 1940 Act, and no Qualified Trustee of a Fund has a direct or indirect financial interest in the Distribution Plan or any related agreement. The Board has determined that the Distribution Plan is likely to benefit the Funds’ Investor Class, Class A, Class C, Class R1 (Value Fund only) and Class R2 (Value Fund only) shareholders by providing an incentive for financial intermediaries to engage in sales and marketing efforts on behalf of the Funds and to provide enhanced services to the shareholders of the classes subject to the Distribution Plan.

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As noted above, the Distribution Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares. The payments made by a Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in a Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the Distribution Plan, a Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of a Fund for their employees. In addition, a Fund may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where a Fund is discussed. Flat fees on a one-time or irregular basis may be made for the initial set-up of a Fund on an intermediary’s systems, participation or attendance at an intermediary’s meetings, or for other reasons.

Shareholder Servicing Plan

The Funds have adopted a Shareholder Servicing Plan on behalf of the International Value Fund’s Investor Class shares, Class A shares, Class C shares, Class I1 shares and Class I2 shares and the Value Fund’s Investor Class shares, Class A shares, Class C shares, Class I1 shares, Class R1 shares and Class R2 shares (the “Shareholder Servicing Plan”) that allows each Fund to make payments to financial intermediaries and other service providers in return for shareholder servicing and maintenance of shareholder accounts. The shareholder support services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records. The maximum amount of shareholder servicing and maintenance fees (“Shareholder Servicing Fee”) authorized under the Shareholder Servicing Plan is an annual rate of 0.25% of a Fund’s average daily net assets attributable to each share class subject to the plan. The Shareholder Servicing Fee currently being implemented is expressed as a percentage of a Fund’s average daily net assets attributable to the applicable share class, as follows:

Name of Fund	Share Class	Annual Shareholder Servicing Fee
International Value Fund	Investor Class shares	0.00%
International Value Fund	Class A shares	0.17%
International Value Fund	Class C shares	0.25%
International Value Fund	Class I1 shares	0.15%
International Value Fund	Class I2 shares	0.10%
Value Fund	Investor Class shares	0.17%
Value Fund	Class A shares	0.17%
Value Fund	Class C shares	0.25%
Value Fund	Class I1 shares	0.15%
Value Fund	Class R1 shares	0.25%
Value Fund	Class R2 shares	0.10%

For those share classes that currently charge less than the maximum Shareholder Servicing Fee, a Fund may increase such fee, but not beyond the maximum of 0.25%, only after providing affected shareholders with 30 days’ prior written notice.

Payments under the Shareholder Servicing Plan may not exceed the respective amounts shown above unless the Board approves the implementation of higher amounts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by a Fund and which broker-dealers are eligible to execute a Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

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The Adviser, through an outsourced trading desk, purchases portfolio securities for a Fund and effects transactions with broker-dealers (including banks) that specialize in the types of securities that a Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. In determining the best execution, the Adviser considers the full range and quality of services available, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, the Adviser gives preference to those broker-dealers that furnish or supply research and statistical information and other services to the Adviser that, in accordance with Section 28(e) of the Securities Exchange Act of 1934, are paid for by so-called “soft dollars” earned as a result of brokerage transactions executed on behalf of the Adviser’s client accounts, including a Fund. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with a Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of a Fund subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of a Fund and/or client accounts.

While it is the Adviser’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for a Fund, as noted above, weight is also given to the ability of a broker-dealer to furnish research and statistical information and other services to the Adviser, even if the information and services are not directly useful to a Fund and may be useful to the Adviser in advising other clients. In other words, a Fund may not be, and historically has not been, the Adviser’s only client that benefits from receipt of such research and services from the brokers and dealers a Fund uses for its trading needs. Although the Adviser believes that all of its clients, including the Funds, benefit from the research and other services received by it from brokers, the Adviser may not necessarily use such research and other services in connection with the accounts that paid commissions to or otherwise traded with brokers providing such research or services in any given period. For example, the Trust, as the Adviser’s single largest client, generates the most soft dollars for the Adviser, which are used to service all of the Adviser’s client accounts, including those that do not pay soft dollars. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to a Fund.

Investment decisions for a Fund are made independently from those of other client accounts. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of a Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as a Fund at the same time, a Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between a Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold and consistent with the policies of the Adviser. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a Fund is concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for a Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including a Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

Each Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. During the fiscal year ended November 30, 2023, neither Fund acquired any securities of its “regular brokers or dealers.”

Each Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.

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The following table shows the amount of transactions and related commissions paid by the Funds for transactions directed to a broker because of research services provided during the fiscal year ended November 30, 2023.

	Commissions	Transactions
International Value Fund	$22,556	$44,050,604
Value Fund	$339,844	$1,434,484,869

Except as otherwise noted, for the fiscal years ended November 30, 2023, 2022 and 2021, the Funds paid the following brokerage commissions:

	Brokerage Commissions Paid During
Name of Fund	2023		2022	2021
International Value Fund[1]	$51,294	[2]	$734,464	N/A
Value Fund	$787,044		$936,261	$754,741

[1]	This information is for the period January 12, 2022 (date operations commenced) through November 30, 2022.
[2]	Brokerage commissions were higher in 2022 due to the commencement of operations for the Fund occurring in early 2022, after which portfolio turnover stabilized.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.

Except as otherwise noted, for the fiscal years ended November 30, 2023, 2022 and 2021, the portfolio turnover rates for the Funds were as follows:

	Portfolio Turnover Rate
Name of Fund	2023	2022	2021
International Value Fund[1]	8.26%	20.30%[1]	N/A
Value Fund	15.60%	11.15%	17.40%

[1]	This information is for the period January 12, 2022 (date operations commenced) through November 30, 2022.

CODE OF ETHICS

The Funds, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser and Distributor to invest in securities that may be purchased or held by a Fund.

PROXY VOTING PROCEDURES

The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by a Fund as part of its investment advisory services, subject to the supervision and oversight of the Board. The Proxy Voting Policies of the Adviser are described below. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Funds and their shareholders, taking into account the value of a Fund’s investments.

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Procedures

It is the Adviser’s policy, where it has accepted responsibility, to vote proxies on behalf of a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. A member of the Adviser’s investment team (the “Investment Team”) is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by the Adviser (the “Proxy Voting Guidelines”) and the Adviser’s policies and procedures. Absent special circumstances, which are further discussed below, all proxies will be voted consistent with the Adviser’s policies and procedures.

A member of the Adviser’s Investment Team will be responsible for monitoring corporate actions, making proxy voting decisions, and ensuring that proxies are submitted in a timely manner. When the Adviser receives proxy proposals where the Proxy Voting Guidelines do not contemplate the issue or otherwise outline its general position as voting on a case-by-case basis, the proxy will be forwarded to the Adviser’s chief investment officer (the “CIO”), who will review the proposal and either vote the proxy or instruct a member of the Investment Team on how to vote the proxy.

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. The Investment Team may vote a proxy contrary to the Proxy Voting Guidelines if, in the sole determination of the Investment Team, it is determined that such action is in the best interest of the Adviser’s clients. In the exercise of such discretion, the Investment Team may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

ERISA Plans

Plans managed by the Adviser governed by the Employee Retirement Income Security Act (“ERISA”) shall be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where the Adviser has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

Conflicts of Interest

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Adviser, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Investment Team becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, the Investment Team will promptly report such conflict to the Adviser’s CCO. The Adviser will take the following steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict:

•	Where the Proxy Voting Guidelines outline the Adviser’s voting position, as either “for” or “against” such proxy proposal, voting will be accordance with the its Proxy Voting Guidelines.

•

Where the Proxy Voting Guidelines outline the Adviser’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Investment Team depending upon the facts and circumstances of each situation and the requirements of applicable law:

•	Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or

•	Provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.

Third Party Delegation

The Adviser may delegate to a non-affiliated third party vendor, the responsibility to review proxy proposals and make voting recommendations to the Adviser. The CIO will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are made by the Adviser’s CIO.

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Mutual Funds

Where the Adviser acts as investment adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of a fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund. In the event of a conflict of interest for a security in a fund, the fund cannot be provided with information regarding the proposal and consent cannot be obtained from the fund.

Special Circumstances

The Adviser may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed the Adviser that they wish to retain the right to vote the proxy; (ii) where the Adviser deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated the Adviser’s services; (iv) where a proxy is received for a security that the Adviser no longer manages (i.e., the Adviser had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, certain accounts over which the Adviser has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Adviser will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Adviser has investment discretion, however, the Adviser shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

The Funds’ actual voting records relating to portfolio securities during the most recent 12-month period ended June 30th are available without charge, upon request, by calling toll-free, 1-877-807-4122 or by accessing the SEC’s website at www.sec.gov.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Mr. Steve LeMire, the Trust’s Chief Compliance Officer, has been designated as the Anti-Money Laundering Officer of the Trust.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

PORTFOLIO HOLDINGS INFORMATION

The Trust on behalf of the Funds has adopted portfolio holdings disclosure policies (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of a Fund. The Adviser has also adopted the Portfolio Holdings Policies. Information about a Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Portfolio Holdings Policies. The Adviser and the Board of Trustees have considered the circumstances under which a Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies. The Adviser and the Board of Trustees also considered actual and potential material conflicts that could arise in such circumstances between the interests of a Fund’s shareholders and the interests of the Adviser, Distributor or any other affiliated person of a Fund. After due consideration, the Adviser and the Board of Trustees have

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determined that a Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies. The Board of Trustees also authorized the Adviser or appointed officers to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board of Trustees exercises continuing oversight of the disclosure of a Fund’s portfolio holdings: (1) by overseeing the implementation and enforcement of the Portfolio Holdings Policies, Codes of Ethics and other relevant policies of a Fund and its service providers by the Trust’s CCO; (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act); and (3) by considering whether to approve any amendment to these Portfolio Holdings Policies. The Board of Trustees reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion.

A Fund discloses its portfolio holdings in its Annual and Semi-Annual Reports to Shareholders, which are filed with the SEC on a semi-annual basis on Form N-CSR and mailed to shareholders approximately two months after the end of the fiscal year and semi-annual period. A Fund also files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

In the event of a conflict between the interests of a Fund and the interests of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of a Fund, and shall report such determination to the Board of Trustees at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of a Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to a Fund, are required to maintain the confidentiality of the information disclosed: the Administrator; the Custodian; the Transfer Agent; the Funds’ independent registered public accounting firm; counsel to the Funds or the Board of Trustees (current parties are identified in this SAI); broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities); and regulatory authorities. Portfolio holdings information not publicly available with the SEC may only be provided to additional third parties, in accordance with the Portfolio Holdings Policies, when a Fund has a legitimate business purpose, and the third-party recipient is subject to a confidentiality agreement. Currently, between the 5th and 10th business day of the month following a calendar quarter, a Fund provides its quarterly portfolio holdings to rating and ranking organizations, including Lipper, a Thomson Reuters company, Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation and Capital-Bridge, Inc., and BNY/Mellon. In addition, within 30 days of the calendar quarter end, a Fund posts to its website a list of its top ten holdings as well as a full list of portfolio holdings. Portfolio holdings information may be separately provided to any person, at the same time that it is filed with the SEC or one day after it is first published on the Fund’s website. Additional portfolio holdings disclosure may be approved under the Portfolio Holdings Policies by the Trust’s CCO, Treasurer or President.

In no event shall the Adviser, its affiliates or employees, or a Fund receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect a Fund from potential misuse of that information by individuals or entities to which it is disclosed.

DETERMINATION OF NET ASSET VALUE

The NAV of a Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in a Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser, as the valuation designee (the “Valuation Designee”), and the Adviser’s valuation committee (the “Valuation Committee”), pursuant to procedures approved by or under the direction of the Board of Trustees in compliance with Rule 2a-5.

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Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, a Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day. Over-the-Counter Securities that are not traded on NASDAQ shall be valued at the most recent trade price.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service approved by the Board of Trustees (“Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the NAV of such companies for purchase and/or redemption orders placed on that day.

In the absence of prices from a Pricing Service or in the event that market quotations are not readily available, fair value will be determined under the Funds’ valuation policies and procedures adopted pursuant to Rule 2a-5. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Valuation Designee and the Valuation Committee to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that a Fund’s shares are accurately priced.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or is realized upon sale. Therefore, if a shareholder purchases or redeems Fund shares when a Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than would be the case if a Fund were using market value pricing.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, a Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Purchase Shares

You may purchase shares of a Fund directly from the Transfer Agent, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. A Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries (and their authorized designees) are authorized to accept your order on behalf of a Fund (each an “Authorized Intermediary”). If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the next calculated NAV, plus any applicable sales charge, after the Financial Intermediary receives the request. Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.

Shares are purchased at the next calculated NAV, plus any applicable sales charge, after the Transfer Agent or Authorized Intermediary receives your purchase request in good order. In most cases, in order to receive that day’s NAV, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

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The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares, (ii) to reject purchase orders in whole or in part when, in the judgment of the Adviser or the Distributor, such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments as described in the Prospectus and under other circumstances deemed appropriate by the Board of Trustees.

Sales Charges on Class A Shares

Class A shares of a Fund are retail shares that require that you pay a sales charge when you invest in a Fund, unless you qualify for a reduction or waiver of the sales charge. If you purchase Class A shares of a Fund you will pay the public offering price (“POP”), which is the NAV per share next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint thresholds,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. The sales charge does not apply to shares purchased with reinvested distributions. The sales charge for Class A shares of a Fund is calculated as follows:(1)

Class A Shares Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Reallowance as a % of Offering Price
Less than $25,000(2)	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1 million	1.50%	1.52%	1.20%
$1 million or more(3)(4)	None	None	Up to 1.00%

(1)

The offering price is calculated to two decimal places using standard rounding criteria. As a result, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

(2)	The minimum initial investment for Class A shares of a Fund is $3,000.
(3)

There is no front-end sales charge for purchases of Class A shares of $1,000,000 or more. However, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be applied to redemptions of Class A shares within 18 months of purchase.

(4)

The Adviser may directly or indirectly pay a commission to dealers that sell amounts of $1,000,000 or more of Class A according to the following schedule: 1.00% of the first $3,000,000, 0.50% of amounts from $3,000,001 to $50,000,000, and 0.25% of amounts over $50,000,000. The Distributor will then also pay to such dealers an annual Rule 12b-1 Fee of up to 0.25% of the average daily net assets attributable to the Class A shares held by its clients beginning in the thirteenth month. Where a dealer does not receive payment of this commission, the dealer will receive the annual Rule 12b-1 Fee starting immediately after purchase. Any payments made by the Adviser as described above are eligible for reimbursement to the Adviser under the Funds’ Distribution Plan.

You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

Class A Sales Charge Reductions and Waivers

The sales charge on Class A shares of a Fund may be reduced or waived based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

Reinvested Distributions: You pay no sales charges on Class A shares you buy with reinvested distributions of the same share class from a Fund.

Breakpoint Thresholds: You may reduce the sales charge on Class A shares by investing an amount to meet one of the breakpoint thresholds indicated in the tables above.

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Rights of Accumulation: You may combine your current purchase of Class A shares of a Fund with all other classes of shares of a Fund currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase of Class A shares of a Fund and the current value (based on the current public offering price) of all other classes of shares of the Fund you own at the Financial Intermediary at which you are making the current purchase. You may not aggregate shares held at different Financial Intermediaries. If the current purchase is made directly through the Fund’s Transfer Agent, UMB Fund Services, Inc. (the “Transfer Agent”), only those shares held directly at the Transfer Agent may apply toward the right of accumulation. You may aggregate shares that you own and that are currently owned by members of your “immediate family” including your spouse, child, stepchild, parent, stepparent, sibling, grandchild and grandparent, including in-law and adoptive relationships residing at the same address. Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation. You must notify the Transfer Agent or your Financial Intermediary at the time of purchase in order for the right of accumulation to apply. A Fund is not liable for any difference in purchase price if you fail to notify the Transfer Agent of your intent to exercise your right of accumulation and each Fund reserves the right to modify or terminate this right at any time.

Reinstatement Privilege: If you redeem Class A shares of a Fund, and within 60 days purchase and register new shares of the same share class, you will not pay a sales charge on the new purchase amount. The amount eligible for this privilege may not exceed the amount of your redemption proceeds. To exercise this privilege, contact the Transfer Agent or your financial intermediary.

Letter of Intent: By signing a Letter of Intent (“LOI”), you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of the share class designated in the LOI. Any shares of the share class designated in the LOI that are purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI. Shares equal to 5.75% for Class A shares of the amount of the LOI will be held in escrow during the 13-month period. If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

Investments of $1,000,000 or More: There is neither an initial sales charge on a lump sum Class A share purchase of $1,000,000 or more, nor on any purchase into a Class A account with an accumulated value of $1,000,000 or more. However, if you have taken advantage of this waiver and redeem your shares within 18 months of purchase, there is a CDSC of 1.00% imposed on such shares based on the lesser of original cost or current market value. The CDSC will not apply if you are otherwise entitled to a waiver of the initial sales charge as listed in “Initial Sales Charge Waivers,” below. Also, the CDSC will not apply if you are entitled to a waiver as listed in “Contingent Deferred Sales Charges Waivers,” below.

Initial Sales Charge Waivers: Sales charges for Class A shares may be waived under certain circumstances for some investors or for certain purchases. You will not have to pay a sales charge on purchases of Class A shares if:

•	you are an affiliate of the Adviser or any of its or the Fund’s officers, directors, trustees, employees or retirees;

•	you are a registered representative of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;

•

you are a member of the immediate family of any of the persons listed in the above bullets (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);

•	authorized qualified employee benefit plans*;

•

rollovers of current investments through authorized qualified employee benefit plans or savings plans*, provided the shares are transferred to the Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to an IRA through an account directly with a Fund;

•	registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund;

•

persons participating in a fee-based program (such as a wrap account) under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services;

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•

registered broker dealers who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee.

*	Qualified employee benefit plans or savings plans for which a Fund has entered into an agreement to waive the sales charge.

To receive a reduction in your Class A sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced sales charge. Your investment professional or financial institution must notify the Fund if your share purchase is eligible for the sales load waiver. Sales charges will not be applied to shares purchased by reinvesting distributions.

Contingent Deferred Sales Charge Waivers

For Class A shares, a CDSC of 1.00% is imposed on shares purchased at the $1,000,000 breakpoint (as described in “Sales Charges for Class A and Class C Shares,” above) that are redeemed within 18 months of purchase. For Class C shares, a CDSC is imposed on shares that are redeemed within 12 months of purchase. In the case of a partial redemption, the first shares redeemed are any reinvested shares. After that, shares are always redeemed on a “first in/first out” basis. If the first shares redeemed have been held for longer than 18 months in the case of Class A shares or 12 months in the case of Class C shares from the date of purchase, then no CDSC is imposed on the redemption. The CDSC is imposed on a lot-by-lot basis on the market value or initial purchase price, whichever is lower. This deferred sales charge may be waived under certain circumstances such as:

•	death of the shareholder;

•	divorce, where there exists a court decree that requires redemption of the shares;

•	return of IRA excess contributions;

•	shares redeemed by a Fund due to low balance or other reasons;

•	required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within a Fund); and

•	other circumstances related to death, financial hardship or any other rare instances that would require the Adviser to have discretion.

If you would like information about sales charge waivers, call your financial representative or contact the Funds at 877 -807 -4122.

Automatic Conversion to Class A Shares

Class C shares of a Fund are eligible for automatic conversion to Class A shares of a Fund approximately eight years after the date of each original purchase and will be subject to Class A’s lower Rule 12b-1 Fee (as set forth above). The automatic conversion of Class C shares to Class A shares will be on the basis of the NAV per share, without the imposition of any sales load, fee or other charge, meaning the value of your investment will not change, but the number of shares of the Fund that you own may be higher or lower after the conversion.

Class C shares of a Fund will convert automatically into Class A shares of a Fund on a monthly basis in the month of, or the month following, the eighth anniversary of the Class C shares’ purchase date. Class C shares of a Fund acquired through a reinvestment of dividends or distributions will convert to Class A shares of a Fund pro rata with Class C shares of a Fund not acquired through the reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans, omnibus accounts, and in certain other instances, a Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares. In these circumstances, a Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their Financial Intermediary (and not the Fund) to notify a Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their Financial Intermediary may be required to maintain and provide a Fund with records that substantiate the holding period of such shareholder’s Class C shares.

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In addition, a Financial Intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. In these cases, certain Class C shareholders may not be eligible to convert to Class A shares as described above. However, these Class C shareholders may be permitted to exchange their Class C shares for Class A shares pursuant to the terms of the Financial Intermediary’s conversion policy. Financial Intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your Financial Intermediary if you have any questions regarding the conversion of Class C shares to Class A shares.

How to Redeem Shares and Delivery of Redemption Proceeds

You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with the Transfer Agent or through your Financial Intermediary.

Payments to shareholders for shares of a Fund redeemed directly from the Transfer Agent will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the fair market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, a Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, a Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither a Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.

Redemption in-Kind

Each Fund generally pays redemptions in cash. However, the Trust has filed a notice of election under Rule 18f-1 of the 1940 Act with the SEC disclosing its intent to pay redemptions up to certain amounts in cash. If the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of a Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the net assets of the Fund in securities instead of cash. The Funds may also redeem in-kind redemption requests that are below the Rule 18f-1 limit, but only with the consent of the redeeming shareholder. If a Fund pays your redemption proceeds by a distribution of securities, you will likely incur brokerage or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions made in-kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash.

Except as otherwise permitted, portfolio securities distributed pursuant to a redemption in-kind will be comprised of a pro-rata portion, or a representative sample basket, of the relevant Fund’s portfolio holdings. Notwithstanding the foregoing, provided that the redeeming shareholder is not an affiliate of the Trust or the Adviser, a Fund may distribute portfolio securities pursuant to a redemption in-kind request that is comprised of securities selected by the Adviser in a manner that does not reflect a pro rata distribution of such securities, on the condition that the Adviser determines that the non-pro rata distribution is in the best interest of the distributing Fund and its shareholders.

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FEDERAL INCOME TAX MATTERS

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund, as a series of the Trust, intends to qualify and elect to be treated as a regulated investment company (“RIC”) under Section 851 of the Code, provided a Fund complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of its distributions. A Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net capital gain for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes on amounts distributed. However, a Fund cannot guarantee that its anticipated distributions will be sufficient to eliminate all taxes at the Fund level. If a Fund does not qualify as a RIC and is unable to obtain relief from such failure, it would be taxed as a regular corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning such underlying investments through the Fund.

To qualify as a RIC, a Fund must derive at least 90% of its gross income from “good income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; and (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to a Fund’s business of investing in such stock, securities or foreign currencies. Some Fund investments may produce income that will not qualify as good income for the purposes of this annual gross income requirement. There can be no assurance that a Fund will satisfy all requirements to be taxed as a RIC.

Furthermore, a Fund must diversify its holdings such that at the end of each fiscal quarter, (i) at least 50% of the value of a Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, with such other securities limited in respect to any one issuer to an amount not greater in value than 5% of the value of a Fund’s assets and to no more than 10% of the outstanding voting securities of any such issuer; and (ii) no more than 25% of the value of a Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by a Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships.

Each Fund will be subject to a 4% federal excise tax if it fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of its capital gain net income for either the 12-month period ending on October 31 during such year or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year (reduced by any net ordinary losses, but not below the Fund’s net capital gain for the applicable period) and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. Each Fund has a Section 4982(e)(4) election currently in effect.

Investment company taxable income generally consists of interest, dividends, and net short-term capital gain, less expenses. Net capital gain is the excess of the net long-term gain from a Fund’s sales or exchanges of capital assets over the net short-term loss from such sales or exchanges, taking into account any capital loss carryforward of the Fund. A Fund may elect to defer certain losses for tax purposes.

Distributions of investment company taxable income are generally taxable to shareholders as ordinary income. For non-corporate shareholders, a portion of a Fund’s distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains to the extent that the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares. For corporate shareholders, a portion of a Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent a Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its Fund shares. The aggregate amount so reported to either non-corporate or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by a Fund for its taxable year.

Distributions of net capital gain are taxable to shareholders as long-term capital gain regardless of the length of time a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends-received deduction referred to in the previous paragraph.

Distributions of any investment company taxable income and net capital gain will be taxable as described above whether received in additional Fund shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31. Distributions are generally includable in alternative minimum taxable income in computing a non-corporate shareholder’s liability for the alternative minimum tax.

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Interest and dividends received by a Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on Fund securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments held by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock and securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would, in effect, pass through to the shareholders any foreign and U.S. possessions income taxes paid by a Fund. Pursuant to the election, a Fund would treat those taxes as distributions paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by the shareholder, his or her proportionate share of those taxes paid by the Fund, (ii) treat his or her share of those taxes and of any distribution paid by a Fund that represents income sourced from foreign countries or U.S. possessions as his own income from those sources, and (iii) either deduct the taxes deemed paid by the shareholder in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. If a Fund makes this election, it will report to its shareholders shortly after each taxable year their respective share of income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax (in addition to the regular income tax) of 3.8%. The NII tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). A Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon the sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

The International Value Fund is the successor to the portfolio of the International Value Predecessor Fund, and the International Value Fund has taken the position that it has succeeded to the tax basis of the assets acquired from the International Value Predecessor Fund. Shareholders should be aware that as the International Value Fund sells portfolio securities that were acquired from the International Value Predecessor Fund, any unrealized gain inherent in such securities at the time the International Value Fund acquired such securities, along with any appreciation that occurred while the International Value Fund held such securities, may be recognized by the International Value Fund, and any such recognized gain will be distributed to Fund shareholders and will be taxable to them for federal income tax purposes. Accordingly, a shareholder of the International Value Fund may be taxed on appreciation that occurred before the shareholder purchased shares of such Fund, including appreciation that occurred prior to such Fund’s acquisition of portfolio securities from the International Value Predecessor Fund.

A sale, exchange or redemption of Fund shares, whether for cash or in-kind proceeds, may result in recognition of a taxable capital gain or loss. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as short-term capital gain or loss. Any loss realized upon a sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which the shareholder’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. Any loss realized upon a sale, exchange or redemption of a Fund’s shares may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale or redemption. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale or redemption of the shares.

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale, exchange or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (“IRS”) the identity of certain of its accountholders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement with the United States), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale, exchange or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

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The tax principles applicable to transactions in certain financial instruments or investments that may be engaged in by a Fund are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring a Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

Except in the case of certain exempt shareholders, if a shareholder does not furnish a Fund with its correct Social Security Number or taxpayer identification number and certain certifications or a Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.

Foreign taxpayers (including nonresident aliens) are generally subject to withholding tax at a flat rate of 30% on U.S.-source income that is not effectively connected with a trade or business in the U.S. This withholding rate may be lower under the terms of a tax treaty or convention.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign, or local tax considerations to a particular shareholder. This discussion is based on the Code, Treasury Regulations, judicial decisions, and IRS guidance, all of which are subject to change, and possibly with retroactive effect. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section. You are urged to consult your own tax adviser.

DISTRIBUTIONS

Each Fund will realize income primarily in the form of dividends and interest earned on the Fund’s investments in securities. This income, less the expenses incurred in its operations, is a Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of a Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. A Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

A Fund also may realize capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain that a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any capital loss carryforwards) will be distributed to shareholders as a part of the Fund’s distributions of net investment income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will generally have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital loss carryforward) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that the shares may have been held by the shareholders. Net capital losses realized by a Fund may be carried over indefinitely and will generally retain their character as short-term or long-term capital losses. For more information concerning applicable capital gains tax rates, please consult your tax adviser.

Any distribution paid by a Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Distributions will be reinvested in additional shares of a Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent. However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the request.

COST BASIS REPORTING

Each Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired by such shareholders on or after January 1, 2012 (“covered shares”) when the shareholder sells, exchanges or redeems such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), credit unions and certain other governmental bodies. Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. A Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.

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The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale or redemption of a share results in a gain or loss. If you sell, exchange or redeem covered shares during any year, then a Fund will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.

A cost basis method is the method by which a Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of covered shares and has made multiple purchases of covered shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, a Fund will use the average cost method, which averages the basis of all covered shares in an account regardless of holding period, and covered shares sold, exchanged or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by a Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

FINANCIAL STATEMENTS

The audited financial statements of the International Value Fund and the Value Fund for the fiscal year ended November 30, 2023, which includes the report of the Funds’ independent registered public accounting firm, are incorporated herein by reference to the Funds’ 2023 Annual Report to Shareholders (the “Annual Report”). The Annual Report was filed on Form N-CSR with the SEC on February 7, 2024. The Annual Report is available without charge upon request by visiting https://smeadcap.com/smead-funds/, or call the Funds at 877-807-4122 or write to the following addresses: for Regular Mail, Smead Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175 and for Overnight or Express Mail, Smead Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212-3948.

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Statement of Additional Information

March 30, 2024

as amended and restated December 27, 2024

	Class I2 Shares		Class R3 Shares		Class R4 Shares
Smead Value Fund	(SVFIX	)	(SVFRX	)	(SVFLX	)

Smead Funds Trust (“Smead Funds” or the “Trust”) is an open-end management investment company issuing shares in two (2) separate series or “Funds”, each of which is publicly offered and one of which is described herein: Smead Value Fund (the “Fund” or the “Value Fund”). This SAI describes Class I2 shares, Class R3 shares and Class R4 shares of the Fund, and these share classes are not yet in operation and thus are not currently offered by the Fund. The Investor Class shares, Class A Shares, Class C shares, Class I1 shares, Class R1 shares, Class R2 shares and Class Y shares of the Fund are described in a separate prospectus and statement of additional information. This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus relating to the Class I2, Class R3 and Class R4 shares dated March 30, 2024, and amended and restated December 27, 2024 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. The Fund’s audited financial statements for the fiscal year ended November 30, 2023 are incorporated herein by reference to the Fund’s 2023 Annual Report to Shareholders. To obtain a copy of the Prospectus or the Fund’s 2023 Annual Report to Shareholders free of charge, please visit https://smeadcap.com/smead-value-fund/, call the Fund at 877-807-4122 or write to the following addresses: for Regular Mail, Smead Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175 and for Overnight or Express Mail, Smead Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212-3948.

THE TRUST

Smead Funds Trust is a Delaware statutory trust organized on July 17, 2014 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Trust currently offers two series, the International Value Fund and the Value Fund, each of which is non-diversified. The Value Fund commenced operations on November 21, 2014. The Investor Class shares, Class A Shares, Class C shares, Class I1 shares, Class R1 shares, Class R2 shares and Class Y shares of the Fund and the Investor Class shares, Class A Shares, Class C shares, Class I1 shares, Class I2 shares and Class Y shares of the Smead International Value Fund are described in a separate prospectus and statement of additional information.

The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Fund are represented by shares of beneficial interest each with a par value of $0.001. Each share of the Trust has equal voting rights and liquidation rights, and shares are voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shareholders do not have preemptive rights or conversion rights. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

The Trust has adopted a multiple class plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each class of the Fund, and has reserved the right to create and issue additional series or classes. Currently, the Fund has ten classes of shares: Investor Class shares, Class A shares, Class C shares, Class I1 shares, Class I2 shares, Class R1 shares, Class R2 shares, Class R3 shares, Class R4 shares, and Class Y shares. This SAI describes the Class I2 shares, Class R3 shares and Class R4 shares.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in case of any liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of the Fund received for the issuance or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Smead Capital Management, Inc. (the “Adviser”) is the investment adviser to the Fund.

INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS

Investment Objective

The investment objective of the Fund is long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective.

Investment Strategies and Related Risks

The following discussion supplements the description of the Fund’s investment objective and principal investment strategies set forth in the Prospectus. Except for the fundamental investment restrictions listed below (see “Fundamental Investment Limitations”), the Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval. While the Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so. The Fund’s investment objective and strategies may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.

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Whenever an investment policy or investment restriction states a maximum percentage of the Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and investment restrictions set forth herein or in the Prospectus. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Diversification

The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s shares to greater price volatility than that experienced by more diversified investment companies. Please see “Federal Income Tax Matters” for further information on tax diversification for the Fund.

Equity Securities

An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

Equity Securities of Large Cap Companies

The risks of investing in companies in general include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Temporary Strategies; Cash or Similar Investments

For temporary defensive purposes, the Adviser may from time to time invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements in order to meet redemption requests or as a defensive measure in response to adverse market, economic, political or other conditions. Taking a temporary defensive position may be inconsistent with the Fund’s principal investment strategies or may result in the Fund not achieving its investment objective.

To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

The Fund may also invest in any of the following securities and instruments:

Money Market Funds. The Fund may invest in money market funds in connection with its management of daily cash positions or as a temporary defensive measure. Generally, money market funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund’s investments in money market funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses of each other money market fund.

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Your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying money market fund shares. You will indirectly bear fees and expenses charged by the underlying money market funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and, therefore, may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and, in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations that have remaining maturities of one year or less from the date of purchase and that are rated “A” or higher by S&P or “A” or higher by Moody’s.

Repurchase Agreements. The Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to purchase securities from financial institutions or broker-dealers deemed creditworthy by the Adviser, subject to the seller’s agreement to repurchase the securities at an agreed-upon time and price. The resale price under a repurchase agreement is generally equal to the price paid by the Fund, plus interest negotiated on the basis of then-current short-term rates (which may be more or less than the rate on the underlying securities). Repurchase agreements are typically entered into for periods of one week or less.

The Adviser will review and continuously monitor the creditworthiness of each approved seller, and will require each of the Fund’s repurchase agreements to be fully collateralized at all times with high-quality, liquid assets maintained by a designated third-party in a segregated account. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities

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subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. The Fund might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating certain collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, obtaining rights to sell the collateral may be delayed or limited and a loss may be incurred, except with respect to repurchase agreements secured by U.S. government securities.

Securities subject to repurchase agreements will be held, as applicable, by the Fund’s custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Repurchase agreements shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Options

The Fund may purchase and sell put and call options, but will primarily write covered call options, purchase put options on securities held by the Fund, or otherwise engage in options transactions that do not leverage the Fund. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The cost of such a closing purchase transaction plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no guarantee in any instance that either a closing purchase transaction or a closing sale transaction can be effected.

Effecting a closing sale transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing sale transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing sale transaction prior to or concurrent with the sale of the security.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The Fund will determine the exercise price of the call based upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

In the case of writing a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration, such as conversion or exchange of other securities held by it, or, if additional cash consideration is required, the Fund has designated or “segregated” on its records cash or liquid assets equal in value to such amount. A call option is covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the

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exercise price of the call written provided the Fund designates on its records cash or liquid assets equal to the difference. The Fund will limit its investment in uncovered put or call options purchased or written, measured by the exercise price in the case of a put or market value in the case of a call, by the Fund to 33 1/3% of the Fund’s total assets. The Fund will write put options only if they are covered by (1) designating on its records cash or liquid assets in an amount not less than the exercise price of the option at all times during the option period or (2) selling short the underlying security at a price at least equal to the strike price or purchasing a put option with a strike price at least equal to the strike price of the put option sold.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

The Fund may purchase put options to hedge against a decline in the value of their portfolios. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that they anticipate purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

When the Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked to market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer that is unable to effect a closing purchase transaction will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an “Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

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Short Sales

The Fund may engage in short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.

The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest or dividends the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily and at no time will the sum of the amount so designated and the amount deposited with the broker as collateral be less than the market value of the securities at the time they sold short. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.

Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

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3.

Concentrate its investments in securities of issuers in a particular industry or group of industries, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

4.

Purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

5.

Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities; or

6.	Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

Non-Fundamental Investment Restrictions

The following lists the non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board of Trustees, but the change will only be effective after prior written notice is given to shareholders of the Fund.

The Fund may not:

1.	With respect to Fundamental Investment Restriction 1 above, purchase portfolio securities while outstanding borrowings exceed 5% of its assets; or

2.

Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid investments. Illiquid investments are those securities the Fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the securities. Illiquid investments may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice.

The Fund’s investment objective is non-fundamental as well.

MANAGEMENT OF THE FUNDS

Board of Trustees

The management and affairs of the Funds are supervised by the Board of Trustees. The Board of Trustees consists of six individuals. The Trustees are fiduciaries for each Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their age, present positions with the Trust and principal occupations over at least the last five years. The address of each Trustee and officer is c/o Smead Capital Management, Inc., 2502 East Camelback Road, Suite 210, Phoenix, Arizona 85016. The information in the following table is as of the date of this SAI unless otherwise indicated.

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees

Gregory A. Demopulos Year: 1959	Trustee	Indefinite Term (since September 2014).	2	Chairman and CEO, Omeros Corp. (biopharmaceutical company) (since 1994).	Chairman, Omeros Corp (since 1994).

Peter M. Musser Year: 1956	Trustee	Indefinite Term (since September 2014).	2	Principal, Angeline Properties, LLC (a private investment firm) (since 2014).	Trustee, Lawrence University (since 2012); Trustee, Berry College (since 2010).

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Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Walter F. Walker Year: 1954	Trustee	Indefinite Term (since September 2014).	2	Deputy Athletic Director at the University of Virginia (since October 2023); Principal, Hana Road Capital LLC (hedge fund) (2007 - 2023).	Advisory Council, Stone Arch Capital (since 2005); and Advisory Council, Northern Lakes Capital (since 2022).

Nancy A. Zevenbergen Year: 1959	Trustee	Indefinite Term (since September 2014).	2	Principal and Chief Investment Officer, Zevenbergen Capital Investments LLC (since 1987).	Director, Seattle Pacific Foundation (since 1993); Director, Anduin Foundation (since 2010); Emeritus Director, University of Washington Foster School of Business (2014-2022); and Director, evenstar3 Inc. (since 2005).

Interested Trustees

William W. Smead[1] Year: 1958	Trustee and Chairman	Indefinite Term (since September 2014).	2	Chairman and Chief Investment Officer of the Adviser (since 2007); previously, Chief Executive Officer of the Adviser (2007-2019).	None.

Cole W. Smead[1] Year: 1983	Trustee President and Chief Executive Officer	Indefinite Term (since September 2014). Elected annually (since January 2016).	2	Chief Executive Officer of the Adviser (since 2022) and President of the Adviser (since 2020); previously, Managing Director of the Adviser (2007-2019).	Director and Chairman, Smead Funds S.A. (since 2015).

Officers

Steven J. LeMire Year: 1969	Chief Compliance Officer Treasurer, Principal Financial and Accounting Officer	Elected annually (since September 2014). Elected annually (since January 2016).	N/A	Chief Compliance Officer of the Adviser (since 2014).	N/A

Heather Peterson Year: 1985	Secretary	Elected annually (since August 2020).	N/A	Director - Marketing & Brand Development of the Adviser (since February 2022); and Vice President - Marketing of the Adviser (January 2016 - February 2022).	N/A

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Mr. William Smead and Mr. Cole Smead are each deemed to be an “interested person” of the Fund under the 1940 Act because of their positions with Smead Capital Management, Inc. Mr. William Smead and Mr. Cole Smead are father and son, respectively.

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The Role of the Board of Trustees

The Board of Trustees provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, distributor, custodian, administrator, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser, distributor, custodian, and the Trust’s administrator and transfer agent. The Board has appointed various individuals of the Adviser as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a chief compliance officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal “Board Meetings,” which are generally held four times per year, in person, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board of Trustees is composed of four Independent Trustees and two Interested Trustees. The Board of Trustees has established two standing committees, an Audit Committee and a Nominating and Governance Committee (the “Nominating Committee”), each of which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating Committee are composed entirely of Independent Trustees.

Mr. William W. Smead, the Trust’s Chairperson, is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of the fact that he is an interested person of Smead Capital Management, Inc., the Funds’ adviser. The Trust has appointed Peter M. Musser as a lead Independent Trustee.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board intends to review its structure regularly in light of the characteristics and circumstances of the Trust, including: the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.

The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee. In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees to discuss compliance and operational risks. In addition, the Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

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Trustee Qualifications

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their service as Trustees of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in the table above. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. The Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

Independent Trustees

Gregory A. Demopulos, MD. Dr. Demopulos founded Omeros and has served as its President, Chief Executive Officer and Chairman of the board of directors since June 1994. He also served as Chief Financial Officer and Treasurer from January 2009 to October 2013 in an interim capacity and as Chief Medical Officer from June 1994 to March 2010. Prior to founding Omeros, Dr. Demopulos completed his residency in orthopedic surgery at Stanford University and his fellowship training in hand and microvascular surgery at Duke University. In 2019, Dr. Demopulos was a recipient of the Prix Galien Canada Research Award. He has authored over 30 articles and reviews in peer-reviewed publications and is an inventor on 56 issued U.S. patents and over 1,000 issued and allowed foreign patents. Dr. Demopulos received his M.D. from Stanford University School of Medicine and his B.S. from Stanford University.

Peter M. Musser, CFA. Peter M. Musser has over four decades of experience in the investment field; positions have included Senior Equity Analyst (buy and sell-side), Supervisory Analyst, and Senior Equity Portfolio Manager at a number of investment banking and investment management firms. He currently is a principal with Angeline Properties, LLC, a private investment firm. Mr. Musser is a 1978 economics graduate of Lawrence University in Wisconsin. He later earned the Chartered Financial Analyst designation, was past President of the CFA Society of Seattle, and is a member of the CFA Institute. He is a member of the Board of Trustees of Lawrence University in Wisconsin and Berry College in Georgia, and was a member of the Board of Directors of the Boys and Girls Clubs of King County from 2008 to 2016.

Walter F. Walker. Mr. Walker served as a Vice President in Goldman, Sachs & Co.’s Private Client Services group from 1987 through 1994. In April 1994, Mr. Walker formed Walker Capital, Inc., a San Francisco based money management firm. In September 1994, Mr. Walker became President and General Manager of the Seattle SuperSonics. In 2001, he was part of a group that purchased the Seattle SuperSonics and the Seattle Storm, and in addition to being an owner, served as Chief Executive Officer and President of the teams until their sale in 2006. In late 2007, he formed Hana Road Capital LLC and served as Principal until December 2023. In October 2023, Mr. Walker became Deputy Athletics Director at the University of Virginia.

Mr. Walker graduated from the University of Virginia in 1976 as an Academic All-American with a Bachelor of Arts in psychology. In 2001, he was named as one of six recipients as the NCAA Silver Anniversary Scholar-Athlete Awards. He received his Masters of Business Administration from Stanford University Graduate School of Business in 1987. He was conferred as a Chartered Financial Analyst in 1992.

In addition to his investment and management experience, Mr. Walker was drafted in the first round (5th overall) by the Portland Trailblazers in 1976 and in 1977 was a member of the Portland Trailblazers 1977 Championship team. After the 1977 season, Mr. Walker was traded to the Seattle SuperSonics, where he was a member of the SuperSonics 1979 Championship team. In 1982, Mr. Walker was traded to the Houston Rockets. He retired from professional basketball in 1985. In 1993, he was inducted into the Pennsylvania State Sports Hall of Fame and was named the greatest player of the 20th Century from Lancaster County, Pennsylvania.

Nancy A. Zevenbergen, CFA, CIC. Ms. Zevenbergen established Zevenbergen Capital Investments (“ZCI”) in 1987, creating a responsive, research-focused investment firm serving tax-exempt entities and high net worth individuals. Ms. Zevenbergen oversees the firm’s investment policy and portfolio management decisions, maintaining a focused research effort for disruptive growth companies. Prior to founding ZCI, Ms. Zevenbergen served for six years as a Portfolio Manager and Research Analyst for Rainier National Bank. She was responsible for supervising trust assets for individuals and organizations with diverse investment goals and varying constraints. She graduated from the University of Washington Foster School of Business in 1981 with a concentration in Finance. She is a Chartered Financial Analyst (CFA) and a member of both the CFA Institute and the CFA Society of Seattle. In addition, Ms. Zevenbergen is a designated Chartered Investment Counselor (CIC). Ms. Zevenbergen serves on the Boards of Seattle Pacific Foundation, the Anduin Foundation, the University of Washington Foundation Board and evenstar3 Inc.

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Interested Trustees

William Wallace Smead. Mr. William Smead is the founder of Smead Capital Management, Inc. and serves as its Chairman and Chief Investment Officer. In this role, he is the final decision-maker for all U.S. investment and portfolio decisions as well as reviewing the implementation of those decisions in the firm’s separate accounts and mutual funds. He previously served as Chief Executive Officer of the Adviser from its inception in 2007 to December 2019.

Mr. William Smead began his career in the investment business with Drexel Burnham Lambert in 1980. He left Drexel Burnham Lambert in 1989 as First Vice President/Assistant Manager and joined Oppenheimer & Co. Mr. William Smead left Oppenheimer & Co. and joined Smith Barney in 1990. He was with Smith Barney until September 2001, when he joined Wachovia Securities and became the Managing Director/Portfolio Manager of Smead Investment Group of Wachovia Securities. Mr. William Smead was with Wachovia Securities until the founding of Smead Capital Management, Inc. in July 2007. Mr. William Smead graduated from Whitman College in 1980 with a B.A. in Economics.

Cole William Smead, CFA. Mr. Cole Smead has served as Chief Executive Officer of Smead Capital Management, Inc. since December 2022 and President since January 2020, where he oversees all activities of the firm. Mr. Cole Smead was previously Managing Director at Smead Capital Management, Inc. and has been with the firm since its inception in 2007. He currently serves as a Director and Chairman of Smead Funds. Before joining Smead Capital Management, Inc., he was a Financial Advisor with Wachovia Securities from 2006 to 2007. He holds the Chartered Financial Analyst (CFA) designation. Mr. Cole Smead graduated from Whitman College with a B.A. in Economics & History.

Trustee Ownership of Fund Shares

As of December 31, 2023, the Trustees owned shares of the Fund as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies[1]
Independent Trustees
Gregory A. Demopulos		Over $100,000
Value Fund	Over $100,000
Peter M. Musser		Over $100,000
Value Fund	Over $100,000
Walter F. Walker		Over $100,000
Value Fund	Over $100,000
Nancy A. Zevenbergen		Over $100,000
Value Fund	Over $100,000
Interested Trustees
William W. Smead		Over $100,000
Value Fund	Over $100,000
Cole W. Smead		Over $100,000
Value Fund	Over $100,000

[1]	As of the date of this SAI, there are two (2) series in the Trust.

Furthermore, as of December 31, 2023, neither the Trustees who are not “interested” persons of the Funds, nor members of their immediate families, owned securities beneficially, or of record, in the Adviser, UMB Distribution Services, LLC (the “Former Distributor”), or any of its affiliates. Accordingly, during the two most recently completed calendar years, neither the Trustees who are not “interested” persons of the Funds nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Former Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Former Distributor or any affiliate thereof was a party.

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Board Committees

Audit Committee. The Trust has an Audit Committee, which is composed of the Independent Trustees, Messrs. Demopulos, Musser and Walker and Ms. Zevenbergen. The Audit Committee reviews financial statements and other audit-related matters for the Funds. The Audit Committee also holds discussions with management and with the Funds’ independent auditors concerning the scope of the audit and the auditor’s independence. Mr. Walker is designated as the Audit Committee chairman. Mr. Walker and Mr. Musser serve as the Audit Committee’s “audit committee financial experts,” as stated in the Funds’ annual reports. During the fiscal year ended November 30, 2023, the Trust’s Audit Committee met three times.

Nominating Committee. The Trust has a Nominating Committee, which is composed of the Independent Trustees, Messrs. Demopulos, Musser and Walker and Ms. Zevenbergen. Ms. Zevenbergen is designated as the Nominating Committee chairperson. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets at least annually. As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees. During the fiscal year ended November 30, 2023, the Trust’s Nominating Committee met one time.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the Secretary of the Trust at the principal executive office of the Trust not later than 60 days (nor more than 90 days) prior to the shareholder meeting at which the shareholders vote on any such nominee. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for two years after receipt for consideration when there is a vacancy on the Board of Trustees. The Nominating Committee’s procedures with respect to reviewing shareholder nominations are described below.

Shareholders may submit for the Nominating Committee’s consideration, recommendations regarding potential nominees to fill the position of an Independent Trustee on the Board. The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Shareholder Recommendations will be kept on file for two years after receipt of the Shareholder Recommendation. A Shareholder Recommendation considered by the Committee in connection with the Committee’s nomination of any candidate(s) for appointment or election as an Independent Trustee need not be considered again by the Committee in connection with any subsequent nomination(s). In order for the Nominating Committee to consider a Shareholder Recommendation, the Shareholder Recommendation must include:

(i)	a statement in writing setting forth:

(A)

the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”), and the names and addresses of at least three professional references;

(B)

the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate;

(C)

any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the SEC or any successor agency with jurisdiction related to the Trust);

(D)

any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and

(E)

whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient, in the discretion of the Board or the Committee, for the Trust to make such determination;

(ii)	the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii)	the recommending shareholder’s name as it appears on the Trust’s books;

(iv)	the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder;

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(v)

a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder including, without limitation, all direct and indirect compensation and other material monetary agreements, arrangements and understandings between the candidate and recommending shareholder during the past three years; and

(vi)	a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.

The Nominating Committee may require the recommending shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished above or to determine the eligibility of the candidate to serve as a Trustee of the Trust or to satisfy applicable law. If the recommending shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Nominating Committee will not be required to consider such candidate.

Trustee Compensation

Prior to December 2022, each Trustee who is not affiliated with the Trust or Adviser received an annual retainer of $30,000 in the form of shares of each series of the Trust, in four equal quarterly installments of shares equal in value to $7,500, as well as reimbursement for any reasonable expenses incurred attending the meetings. The amount of shares from each series was allocated based on each series’ net asset value. The Lead Independent Trustee and the Chair of the Audit Committee of the Trust each received an additional annual retainer of $5,000 (in Trust shares as described above) as compensation for his or her services. Effective January 1, 2023, each Trustee who is not affiliated with the Trust or Adviser receives an annual retainer of $30,000, payable in the form of four equal quarterly installments of Trust shares; plus $5,000 per regular meeting attended in-person; plus $1,000 per regular meeting attended remotely; as well as reimbursement for any reasonable expenses incurred attending the meetings. The Lead Independent Trustee and the Chair of the Audit Committee of the Trust each receive an additional annual retainer of $10,000 (in Trust shares as described above) as compensation for his or her service. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the Trust’s officers receive compensation from the Trust.

The table below sets forth the compensation paid to the Trustees during the fiscal year ended November 30, 2023. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Person/Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust Paid to Trustees[1]
Independent Trustees
Gregory A. Demopulos	$42,000	None	None	$42,000
Peter M. Musser	$60,000	None	None	$60,000
Walter F. Walker	$60,000	None	None	$60,000
Nancy A. Zevenbergen	$50,000	None	None	$50,000
Interested Trustees
William W. Smead	None	None	None	None
Cole W. Smead	None	None	None	None

[1]	As of the date of this SAI, there are two (2) series in the Trust.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

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As of March 1, 2024, all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities Exchange Act of 1934) less than 1% of the outstanding shares of the Fund other than Class R1of the Value Fund. As of March 1, 2024, the following shareholders are known by the Fund to own of record or to beneficially own 5% or more of the outstanding shares of the Fund and/or share class:

Fund/Class	Name and Address	Percentage of Ownership	Type of Ownership
Value Fund—Investor Class Shares	National Financial Services LLC* For the Sole Benefit of its Customers 499 Washington Blvd. FL 5 Jersey City, NJ 07310-2010	51.28%	Record

Value Fund—Investor Class Shares	Charles Schwab & Co., Inc.* Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	23.40%	Record

Value Fund—Investor Class Shares	Merrill Lynch Pierce Fenner & Smith Inc.* For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	6.37%	Record

Value Fund – Class A Shares	American Enterprise Investment Services 707 2nd Ave S Minneapolis, MN 55402	50.22%	Record

Value Fund – Class A Shares	Charles Schwab & Co., Inc.* Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	19.70%	Record

Value Fund—Class A Shares	Merrill Lynch Pierce Fenner & Smith Inc.* For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	8.06%	Record

Value Fund—Class A Shares	Wells Fargo Clearing Services LLC* Special Custody Acct FBO Customers 2801 Market Street Saint Louis, MO 63103	7.14%	Record

Value Fund—Class C Shares	Wells Fargo Clearing Services LLC* Special Custody Acct FBO Customers 2801 Market Street Saint Louis, MO 63103	49.26%	Record

Value Fund—Class C Shares	Merrill Lynch Pierce Fenner & Smith Inc.* For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	25.98%	Record

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Fund/Class	Name and Address	Percentage of Ownership	Type of Ownership

Value Fund – Class C Shares	Charles Schwab & Co., Inc.* Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	9.33%	Record

Value Fund – Class C	Pershing LLC* 1 Pershing Plz. Jersey City, NJ 07399-0001	8.38%	Record

Value Fund – Class I1 Shares	National Financial Services LLC* For the Sole Benefit of its Customers 499 Washington Blvd. FL 5 Jersey City, NJ 07310-2010	26.31%	Record

Value Fund—Class I1 Shares	Merrill Lynch Pierce Fenner & Smith Inc.* For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	22.65%	Record

Value Fund—Class I1 Shares	Charles Schwab & Co., Inc.* Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	11.99%	Record

Value Fund—Class I1 Shares	Wells Fargo Clearing Services LLC* Special Custody Acct FBO Customers 2801 Market Street Saint Louis, MO 63103	10.46%	Record

Value Fund—Class I1 Shares	UBS WM USA* OMNI Acct MF Special Custody AC EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	8.43%	Record

Value Fund—Class R1 Shares	Skamokawa Living Trust Kaydee A Smead Phoenix, AZ 85018	100%	Beneficial

Value Fund—Class R2 Shares	Merrill Lynch Pierce Fenner & Smith Inc.* For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6	94.15%	Record

Value Fund—Class R2 Shares	Acensus Trust Company* FBO The PBayer LLC Savings Plan PO Box 10758 Fargo, ND 58106	5.56%	Record

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Fund/Class	Name and Address	Percentage of Ownership	Type of Ownership
Value Fund—Class Y Shares	The Fulton Company* C/O Fulton Financial Advisors PO Box 3215 Lancaster, PA 17604	18.29%	Record

*	The Trust believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

Investment Adviser

As stated in the Prospectus, investment advisory services are provided to the Fund by the Adviser, Smead Capital Management, Inc., pursuant to an investment advisory agreement (the “Advisory Agreement”). Mr. William W. Smead is considered to be a control person of the Adviser, due to his ownership of more than 25% of the firm and his position as Chairman. Mr. Cole Smead is also considered to be a control person of the Adviser due to his position as Chief Executive Officer and President of the Adviser.

Advisory Agreement. The Advisory Agreement shall continue in effect initially for a two-year period and thereafter from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment,” as defined under the 1940 Act. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly, based on an annual rate equal to 0.75% of the Fund’s average daily net assets, as specified in the Prospectus. The advisory fee is calculated for each share class based on average daily net assets of each share class.

Fund Expenses. The Fund is responsible for its own operating expenses. The Adviser has agreed to waive its management fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding any taxes, expenses on leverage, interest, brokerage commissions, dividends and interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) to the extent set forth in the “Fees and Expenses Table” or elsewhere in the Prospectus for the Fund. The Adviser is permitted to recoup management fee waivers and/or expense payments made in the three calendar years from the date fees were waived or expenses were reimbursed. The Fund may make such repayments to the Adviser if such repayment does not cause the Fund’s total expense ratio (taking into account the recoupment) to exceed the expense cap at the time such amounts were waived or the Fund’s then current expense cap. Any such recoupment will be reviewed by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment of management fees and/or expenses. This operating expense limitation agreement will terminate on March 31, 2025, and may only be terminated earlier than such date by, or with the consent of, the Board of Trustees.

For the fiscal years ended November 30, 2023, 2022 and 2021, the table below sets forth (i) the total advisory fees accrued under the Advisory Agreement, (ii) the amount of the advisory fees and/or operating expenses waived or reimbursed by the Adviser (if any), (iii) the amount of previously waived advisory fees and/or operating expenses recouped by the Adviser (if any), and (iv) the net advisory fees paid to the Adviser under the Advisory Agreement from the Fund:

	2023	2022	2021
Value Fund
Advisory Fee Accrued	$34,733,326	$28,389,659	$15,599,184
Less: Fee Waiver	$0	$0	$0
Plus: Fee Recoupment	$0	$17,704	$0
Net Advisory Fee Paid	$34,733,326	$28,407,363	$15,599,184

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Portfolio Managers

As stated in the Prospectus, Mr. William W. Smead is the Chairman and Chief Investment Officer of the Adviser and the lead portfolio manager of the Fund, pursuant to which he is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Cole W. Smead is the Chief Executive Officer and President of the Adviser and co-portfolio manager for the Fund, and is jointly responsible for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”).

The following provides information regarding other accounts managed by the Portfolio Managers as of November 30, 2023:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
Cole W. Smead
Other Registered Investment Companies	0	$0.00	0	$0
Other Pooled Investment Vehicles	1	$228.86	0	$0
Other Accounts	23	$402.80	0	$0
William W. Smead
Other Registered Investment Companies	0	$0.00	0	$0
Other Pooled Investment Vehicles	1	$228.86	0	$0
Other Accounts	23	$402.80	0	$0

The Portfolio Managers also manage various private accounts, all of which may have investment strategies that are similar to that of the Value Fund, which could create certain conflicts of interest including the timing of trades and allocation of investment opportunities. All portfolio transactions will be implemented according to the Adviser’s trade allocation policies. These policies are designed to ensure that trades are allocated in a manner that fulfills the Adviser’s fiduciary duty to each advisory client and is fair and nondiscriminatory.

Please refer to the section herein entitled “Portfolio Transactions and Brokerage” for more information regarding the Adviser’s trading practices.

As of November 30, 2023, the Portfolio Managers’ compensation consists of a base salary plus a discretionary bonus that is based on the Adviser’s overall profits, taking into account the Portfolio Manager’s contributions to the firm, industry experience and level of responsibility associated with their positions within the firm.

As of November 30, 2023, the Portfolio Managers beneficially owned shares of the Fund totaling the following amounts:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Value Fund
William W. Smead	Over $1,000,000
Cole W. Smead	Over $1,000,000

SERVICE PROVIDERS

Administrator and Custodian

Effective December 1, 2022, the Trust entered into a fund administration and accounting services agreement with The Northern Trust Company (the “Administrator”), 50 LaSalle Street, Chicago, Illinois 60603. The Administrator provides certain administrative services to the Funds, including, among other responsibilities: (i) preparing the following documents for filing with the SEC (as required): Form N-CEN, Form N-CSR, Form N-PORT, Form N-PX, Form N-CR, Form NRN (successor to Form N-LIQUID) and all amendments to the Trust’s registration statements on Form N-1A, including annual updates of the Prospectus and SAI and any supplements thereto; (ii) calculating the net asset value per share of each Fund and each share class, utilizing prices obtained from mutually agreeable sources and transmitting valuation information as required by the Trust and the Adviser; (iii) preparing the agenda, resolutions and notices for all Board of Trustees and Committee meetings, attending meetings and preparing minutes for Board and Committee meetings; (iv) working with vendors to prepare and file necessary blue sky filings as required by the laws of individual states and U.S. jurisdictions; (v) coordinating the audit of the Trust’s financial statements by the Trust’s independent accountants and providing applicable Fund information, as requested; (vi) preparing total return performance information for the Funds, including such information on an after-tax basis as required by applicable law; and (vii) arranging for the maintenance of books and records of the Funds. As compensation for the services rendered to the Funds pursuant to the agreement, the Administrator charges quarterly asset-based fees plus out-of-pocket expenses. In this capacity, the Administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy or for any matter pertaining to the distribution of Fund shares.

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The Northern Trust Company is also the custodian of the assets of the Funds (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian has custody of all assets and securities of the Funds, delivers and receives payments for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust. The Custodian’s address is 50 LaSalle Street, Chicago, Illinois 60603. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.

Prior to December 1, 2022, State Street Bank and Trust Company (“State Street”) served as administrator for the Fund. For the fiscal years ended November 30, 2022 and 2021, State Street received the following in administration fees from the Value Fund:

	2022	2021
Value Fund
Administration Fee	$642,796	$399,422

For the fiscal year ended November 30, 2023, Northern Trust received the following in administration fees from the Value Fund:

2023
Value Fund
Administration Fee	$521,079

Transfer Agent

UMB Fund Services, Inc. (the “Transfer Agent”), 235 West Galena Street, Milwaukee, Wisconsin, 53212-3948, serves as the Funds’ transfer agent and dividend paying agent.

Legal Counsel

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202 serves as counsel to the Funds and the Independent Trustees.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm of the Funds. Cohen audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and the Fund’s federal income tax returns, and performs other auditing and tax services for the Funds when engaged to do so.

DISTRIBUTION AND SERVICING OF FUND SHARES

Prior to December 6, 2024, the Fund’s distributor was UMB Distribution Services, LLC, 235 West Galena Street, Milwaukee, Wisconsin 53212. Foreside Financial Group, LLC (d/b/a ACA Group) acquired the Former Distributor pursuant to a transaction in which the Former Distributor became part of ACA Group’s distribution services arm (ACA Foreside). The Fund’s new distributor and principal underwriter, Distribution Services, LLC (the “Current Distributor”), is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Former Distributor and the Current Distributor may each be referenced to herein as the “Distributor.” The Trust had previously entered into a distribution agreement with the Former Distributor, and has since entered into a new distribution agreement with the Current Distributor (each, a “Distribution Agreement”). Pursuant to the Distribution Agreement, the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best-efforts basis. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement has an initial term of two years and will continue in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

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The aggregate amount of underwriting commissions (i.e., front-end sales charges) on the sale of the Value Fund’s shares paid to the Former Distributor for the fiscal years ended November 30, 2023, 2022 and 2021 was $111,369, $115,171 and $48,615, respectively.

The Former Distributor did not retain any of these underwriting commissions.

Distribution (Rule 12b-1) Plan

The Fund has adopted a distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution Plan, the Fund is authorized to pay the Distributor, or other such entities as approved by the Board of Trustees, a Rule 12b-1 distribution/shareholder servicing fee (“Rule 12b-1 Fee”) for the sale and servicing of the Fund’s Class R3 shares and Class R4 shares. The maximum amount of the Rule 12b-1 Fee authorized under the Distribution Plan is expressed as a percentage of the Fund’s average daily net assets attributable to the applicable share class, as follows:

Share Class	Annual Rule 12b-1 Fee
Class R3 shares	0.50%
Class R4 shares	0.25%

The Distributor may pay any or all amounts received under the Distribution Plan to other persons, including the Adviser, for any distribution and/or shareholder servicing activity. Because these fees are paid out of the Fund’s assets attributable to Class R3 shares and Class R4 shares on an on-going basis, over time these fees will increase the cost of your investment in such shares of the Fund and may cost you more than paying other types of sales charges. The Distribution Plan provides that the Distributor may use all or any portion of such Rule 12b-1 Fee to finance any activity that is principally intended to result in the sale or servicing of Fund shares, subject to the terms of the Distribution Plan.

The Rule 12b-1 Fee is payable to the Distributor regardless of the distribution/shareholder servicing expenses actually incurred. Because the Rule 12b-1 Fee is not directly tied to expenses, the amount of distribution and/or servicing fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the SEC staff as a “compensation” plan.

The Distributor may use the Rule 12b-1 Fee to pay for activities related to distribution including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. Additionally, a portion of the Rule 12b-1 Fee (no more than 0.25% of the Fund’s average daily net assets, subject to the maximum annual rate of each share class) may be paid for sub-accounting services provided to beneficial owners whose shares are held of record in omnibus, other group accounts or accounts traded through registered clearing agents, as well as account maintenance and personal service to shareholders. These services may include, but are not limited to, assisting in, establishing and maintaining shareholder accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Fund to shareholders, and receiving and answering correspondence.

Because Class R3 shares and Class R4 shares of the Fund have not commenced operations, the Fund made no expenditures under the Distribution Plan on behalf of those share classes.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution and shareholder servicing services they provide to the Fund’s shareholders exceed the Rule 12b-1 Fees available, such payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Fund may use all or a portion of the Rule 12b-1 Fees to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Trustees, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose. It is also required that the trustees who are

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not “interested persons” of the Fund, select and nominate all other trustees who are not “interested persons” of the Fund. The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution and shareholder servicing expenses without approval of shareholders holding a majority of the Fund’s shares outstanding. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distribution Plan requires that the Distributor provide to the Board of Trustees, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan. The Distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Distribution Plan should be continued. With the exception of the Adviser, no “interested person” of the Fund, as defined in the 1940 Act, and no Qualified Trustee of the Fund has a direct or indirect financial interest in the Distribution Plan or any related agreement. The Board has determined that the Distribution Plan is likely to benefit Class R3 and Class R4 shareholders of the Fund by providing an incentive for financial intermediaries to engage in sales and marketing efforts on behalf of the Fund and to provide enhanced services to Class R3 and Class R4 shareholders.

As noted above, the Distribution Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares. The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the Distribution Plan, the Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, the Fund may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed. Flat fees on a one-time or irregular basis may be made for the initial set-up of the Fund on an intermediary’s systems, participation or attendance at an intermediary’s meetings, or for other reasons.

Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan on behalf of its Class I2 shares (the “Shareholder Servicing Plan”) that allows the Fund to make payments to financial intermediaries and other service providers in return for shareholder servicing and maintenance of shareholder accounts. The shareholder support services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records. The maximum amount of shareholder servicing and maintenance fees (“Shareholder Servicing Fee”) authorized under the Shareholder Servicing Plan is an annual rate of 0.25% of the Fund’s average daily net assets attributable to each share class subject to the plan. The Shareholder Servicing Fee currently being implemented is expressed as a percentage of the Fund’s average daily net assets attributable to the applicable share class, as follows:

Share Class	Annual Shareholder Servicing Fee
Class I2 shares	0.10%

While the Class I2 shares currently charge less than the maximum Shareholder Servicing Fee, the Fund may increase such fee, but not beyond the maximum of 0.25%, only after providing affected shareholders with 30 days’ prior written notice.

Payments under the Shareholder Servicing Plan may not exceed the amount shown above unless the Board approves the implementation of a higher amount.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

The Adviser, through an outsourced trading desk, purchases portfolio securities for the Fund and effects transactions with broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

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In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. In determining the best execution, the Adviser considers the full range and quality of services available, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, the Adviser gives preference to those broker-dealers that furnish or supply research and statistical information and other services to the Adviser that, in accordance with Section 28(e) of the Securities Exchange Act of 1934, are paid for by so-called “soft dollars” earned as a result of brokerage transactions executed on behalf of the Adviser’s client accounts, including the Fund. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

While it is the Adviser’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, as noted above, weight is also given to the ability of a broker-dealer to furnish research and statistical information and other services to the Adviser, even if the information and services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In other words, the Fund may not be, and historically has not been, the Adviser’s only client that benefits from receipt of such research and services from the brokers and dealers the Fund uses for its trading needs. Although the Adviser believes that all of its clients, including the Fund, benefit from the research and other services received by it from brokers, the Adviser may not necessarily use such research and other services in connection with the accounts that paid commissions to or otherwise traded with brokers providing such research or services in any given period. For example, the Trust, as the Adviser’s single largest client, generates the most soft dollars for the Adviser, which are used to service all of the Adviser’s client accounts, including those that do not pay soft dollars. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold and consistent with the policies of the Adviser. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. During the fiscal year ended November 30, 2023, the Fund did not acquire any securities of its “regular brokers or dealers.”

The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund. The following table shows the amount of transactions and related commissions paid by the Fund for transactions directed to a broker because of research services provided during the fiscal year ended November 30, 2023:

Commissions	Transactions
$339,844	$1,434,484,869

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For the fiscal years ended November 30, 2023, 2022 and 2021, the Value Fund paid the following brokerage commissions:

	Brokerage Commissions Paid During
Name of Fund	2023	2022	2021
Value Fund	$787,044	$936,261	$754,741

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.

For the fiscal years ended November 30, 2023, 2022 and 2021, the portfolio turnover rates for the Value Fund were as follows:

	Portfolio Turnover Rate
Name of Fund	2023	2022	2021
Value Fund	15.60%	11.15%	17.40%

CODE OF ETHICS

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

PROXY VOTING PROCEDURES

The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board. The Proxy Voting Policies of the Adviser are described below. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.

Procedures

It is the Adviser’s policy, where it has accepted responsibility, to vote proxies on behalf of a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. A member of the Adviser’s investment team (“Investment Team”) is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by the Adviser (the “Proxy Voting Guidelines”) and the Adviser’s policies and procedures. Absent special circumstances, which are further discussed below, all proxies will be voted consistent with the Adviser’s policies and procedures.

A member of the Adviser’s Investment Team will be responsible for monitoring corporate actions, making proxy voting decisions, and ensuring that proxies are submitted in a timely manner. When the Adviser receives proxy proposals where the Proxy Voting Guidelines do not contemplate the issue or otherwise outline its general position as voting on a case-by-case basis, the proxy will be forwarded to the Adviser’s chief investment officer (the “CIO”), who will review the proposal and either vote the proxy or instruct a member of the Investment Team on how to vote the proxy.

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. The Investment Team may vote a proxy contrary to the Proxy Voting Guidelines if, in the sole determination of the Investment Team, it is determined that such action is in the best interest of the Adviser’s clients. In the exercise of such discretion, the Investment Team may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

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ERISA Plans

Plans managed by the Adviser governed by the Employee Retirement Income Security Act (“ERISA”) shall be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where the Adviser has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

Conflicts of Interest

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Adviser, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Investment Team becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, the Investment Team will promptly report such conflict to the Adviser’s CCO. The Adviser will take the following steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict:

•	Where the Proxy Voting Guidelines outline the Adviser’s voting position, as either “for” or “against” such proxy proposal, voting will be accordance with the its Proxy Voting Guidelines.

•

Where the Proxy Voting Guidelines outline the Adviser’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Investment Team depending upon the facts and circumstances of each situation and the requirements of applicable law:

•	Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or

•	Provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.

Third Party Delegation

The Adviser may delegate to a non-affiliated third party vendor, the responsibility to review proxy proposals and make voting recommendations to the Adviser. The CIO will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are made by the Adviser’s CIO.

Mutual Funds

Where the Adviser acts as investment adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of a fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund. In the event of a conflict of interest for a security in a fund, the fund cannot be provided with information regarding the proposal and consent cannot be obtained from the fund.

Special Circumstances

The Adviser may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed the Adviser that they wish to retain the right to vote the proxy; (ii) where the Adviser deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated the Adviser’s services; (iv) where a proxy is received for a security that the Adviser no longer manages (i.e., the Adviser had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

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In addition, certain accounts over which the Adviser has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Adviser will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Adviser has investment discretion, however, the Adviser shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

The Fund’s actual voting records relating to portfolio securities during the most recent 12-month period ended June 30th are available without charge, upon request, by calling toll-free, 1-877-807-4122 or by accessing the SEC’s website at www.sec.gov.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Mr. Steve LeMire, the Trust’s Chief Compliance Officer, has been designated as the Anti-Money Laundering Officer of the Trust.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

PORTFOLIO HOLDINGS INFORMATION

The Trust on behalf of the Fund has adopted portfolio holdings disclosure policies (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. The Adviser has also adopted the Portfolio Holdings Policies. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Portfolio Holdings Policies. The Adviser and the Board of Trustees have considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies. The Adviser and the Board of Trustees also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Fund. After due consideration, the Adviser and the Board of Trustees have determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies. The Board of Trustees also authorized the Adviser or appointed officers to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board of Trustees exercises continuing oversight of the disclosure of the Fund’s portfolio holdings: (1) by overseeing the implementation and enforcement of the Portfolio Holdings Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO; (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act); and (3) by considering whether to approve any amendment to these Portfolio Holdings Policies. The Board of Trustees reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion.

The Fund discloses its portfolio holdings in its Annual and Semi-Annual Reports to Shareholders, which are filed with the SEC on a semi-annual basis on Form N-CSR and mailed to shareholders approximately two months after the end of the fiscal year and semi-annual period. The Fund also files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

In the event of a conflict between the interests of the Fund and the interests of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board of Trustees at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.

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In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed: the Administrator; the Custodian; the Transfer Agent; the Fund’s independent registered public accounting firm; counsel to the Fund or the Board of Trustees (current parties are identified in this SAI); broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities); and regulatory authorities. Portfolio holdings information not publicly available with the SEC may only be provided to additional third parties, in accordance with the Portfolio Holdings Policies, when the Fund has a legitimate business purpose, and the third-party recipient is subject to a confidentiality agreement. Currently, between the 5th and 10th business day of the month following a calendar quarter, the Fund provides its quarterly portfolio holdings to rating and ranking organizations, including Lipper, a Thomson Reuters company, Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation and Capital-Bridge, Inc., and BNY/Mellon. In addition, within 30 days of the calendar quarter end, the Fund posts to its website a list of its top ten holdings as well as a full list of portfolio holdings. Portfolio holdings information may be separately provided to any person, at the same time that it is filed with the SEC or one day after it is first published on the Fund’s website. Additional portfolio holdings disclosure may be approved under the Portfolio Holdings Policies by the Trust’s CCO, Treasurer or President.

In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser, as the valuation designee (the “Valuation Designee”), and the Adviser’s valuation committee (the “Valuation Committee”), pursuant to procedures approved by or under the direction of the Board of Trustees in compliance with Rule 2a-5.

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day. Over-the-Counter Securities that are not traded on NASDAQ shall be valued at the most recent trade price.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service approved by the Board of Trustees (“Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the NAV of such companies for purchase and/or redemption orders placed on that day.

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In the absence of prices from a Pricing Service or in the event that market quotations are not readily available, fair value will be determined under the Funds’ valuation policies and procedures adopted pursuant to Rule 2a-5. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Valuation Designee and the Valuation Committee to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that a Fund’s shares are accurately priced. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or is realized upon sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than would be the case if the Fund were using market value pricing.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Purchase Shares

You may purchase shares of the Fund directly from the Transfer Agent, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries (and their authorized designees) are authorized to accept your order on behalf of the Fund (each an “Authorized Intermediary”). If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the next calculated NAV, plus any applicable sales charge, after the Financial Intermediary receives the request. Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.

Shares are purchased at the next calculated NAV, plus any applicable sales charge, after the Transfer Agent or Authorized Intermediary receives your purchase request in good order. In most cases, in order to receive that day’s NAV, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when, in the judgment of the Adviser or the Distributor, such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments as described in the Prospectus and under other circumstances deemed appropriate by the Board of Trustees.

How to Redeem Shares and Delivery of Redemption Proceeds

You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with the Transfer Agent or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Transfer Agent will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

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The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the fair market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.

Redemption in-Kind

The Fund generally pays redemptions in cash. However, the Trust has filed a notice of election under Rule 18f-1 of the 1940 Act with the SEC disclosing its intent to pay redemptions up to certain amounts in cash. If the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of a Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the net assets of the Fund in securities instead of cash. The Fund may also redeem in-kind redemption requests that are below the Rule 18f-1 limit, but only with the consent of the redeeming shareholder. If a Fund pays your redemption proceeds by a distribution of securities, you will likely incur brokerage or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions made in-kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash.

Except as otherwise permitted, portfolio securities distributed pursuant to a redemption in-kind will be comprised of a pro-rata portion, or a representative sample basket, of the Fund’s portfolio holdings. Notwithstanding the foregoing, provided that the redeeming shareholder is not an affiliate of the Trust or the Adviser, a Fund may distribute portfolio securities pursuant to a redemption in-kind request that is comprised of securities selected by the Adviser in a manner that does not reflect a pro rata distribution of such securities, on the condition that the Adviser determines that the non-pro rata distribution is in the best interest of the distributing Fund and its shareholders.

FEDERAL INCOME TAX MATTERS

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund, as a series of the Trust, intends to qualify and elect to be treated as a regulated investment company (“RIC”) under Section 851 of the Code, provided the Fund complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of its distributions. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net capital gain for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes on amounts distributed. However, the Fund cannot guarantee that its anticipated distributions will be sufficient to eliminate all taxes at the Fund level. If the Fund does not qualify as a RIC and is unable to obtain relief from such failure, it would be taxed as a regular corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning such underlying investments through the Fund.

To qualify as a RIC, the Fund must derive at least 90% of its gross income from “good income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; and (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies. Some Fund investments may produce income that will not qualify as good income for the purposes of this annual gross income requirement. There can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

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Furthermore, the Fund must diversify its holdings such that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, with such other securities limited in respect to any one issuer to an amount not greater in value than 5% of the value of the Fund’s assets and to no more than 10% of the outstanding voting securities of any such issuer; and (ii) no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships.

The Fund will be subject to a 4% federal excise tax if it fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of its capital gain net income for either the 12-month period ending on October 31 during such year or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year (reduced by any net ordinary losses, but not below the Fund’s net capital gain for the applicable period) and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Fund has a Section 4982(e)(4) election currently in effect.

Investment company taxable income generally consists of interest, dividends, and net short-term capital gain, less expenses. Net capital gain is the excess of the net long-term gain from the Fund’s sales or exchanges of capital assets over the net short-term loss from such sales or exchanges, taking into account any capital loss carryforward of the Fund. The Fund may elect to defer certain losses for tax purposes.

Distributions of investment company taxable income are generally taxable to shareholders as ordinary income. For non-corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains to the extent that the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares. For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its Fund shares. The aggregate amount so reported to either non-corporate or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year.

Distributions of net capital gain are taxable to shareholders as long-term capital gain regardless of the length of time a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends-received deduction referred to in the previous paragraph.

Distributions of any investment company taxable income and net capital gain will be taxable as described above whether received in additional Fund shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31. Distributions are generally includable in alternative minimum taxable income in computing a non-corporate shareholder’s liability for the alternative minimum tax.

Certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax (in addition to the regular income tax) of 3.8%. The NII tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon the sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

A sale, exchange or redemption of Fund shares, whether for cash or in-kind proceeds, may result in recognition of a taxable capital gain or loss. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as short-term capital gain or loss. Any loss realized upon a sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which the shareholder’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. Any loss realized upon a sale, exchange or redemption of a Fund’s shares may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale or redemption. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale or redemption of the shares.

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Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale, exchange or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (“IRS”) the identity of certain of its accountholders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement with the United States), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale, exchange or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The tax principles applicable to transactions in certain financial instruments or investments that may be engaged in by a Fund are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring a Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Social Security Number or taxpayer identification number and certain certifications or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.

Foreign taxpayers (including nonresident aliens) are generally subject to withholding tax at a flat rate of 30% on U.S.-source income that is not effectively connected with a trade or business in the U.S. This withholding rate may be lower under the terms of a tax treaty or convention.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign, or local tax considerations to a particular shareholder. This discussion is based on the Code, Treasury Regulations, judicial decisions, and IRS guidance, all of which are subject to change, and possibly with retroactive effect. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section. You are urged to consult your own tax adviser.

DISTRIBUTIONS

The Fund will realize income primarily in the form of dividends and interest earned on the Fund’s investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may realize capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain that the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any capital loss carryforwards) will be distributed to shareholders as a part of the Fund’s distributions of net investment income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will generally have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital loss carryforward) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that the shares may have been held by the shareholders. Net capital losses realized by the Fund may be carried over indefinitely and will generally retain their character as short-term or long-term capital losses. For more information concerning applicable capital gains tax rates, please consult your tax adviser.

Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

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Distributions will be reinvested in additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent. However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the request.

COST BASIS REPORTING

The Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired by such shareholders on or after January 1, 2012 (“covered shares”) when the shareholder sells, exchanges or redeems such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), credit unions and certain other governmental bodies. Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, exchange or redemption of a share results in a gain or loss. If you sell, exchange or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of covered shares and has made multiple purchases of covered shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all covered shares in an account regardless of holding period, and covered shares sold, exchanged or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

FINANCIAL STATEMENTS

The audited financial statements, accompanying notes and report of the Fund’s independent registered public accounting firm appearing in the Fund’s 2023 Annual Report to Shareholders (the “Annual Report”) are incorporated herein by reference. The Annual Report was filed on Form N-CSR with the SEC on February 7, 2024. The Annual Report is available without charge upon request by visiting https://smeadcap.com/smead-funds/, or call the Fund at 877-807-4122 or write to the following addresses: for Regular Mail, Smead Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175 and for Overnight or Express Mail, Smead Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212-3948.

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